UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt

Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2013

Date of reporting period: 02/28/2013

Item 1 – Report to Stockholders

FEBRUARY 28, 2013

ANNUAL REPORT

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	FEBRUARY 28, 2013

Dear Shareholder

Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, the European debt crisis returned to the headlines as unresolved policy decisions left it unclear as to how troubled peripheral countries would finance their sovereign debt, causing yields to soar. In the second quarter of 2012, political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the announcement of the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s debt-laden countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policies, risk assets weakened in the fall. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continued to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaled modest but broad-based improvements in the world’s major economies, particularly in China. Global equities soared through January while rising US Treasury yields pressured high-quality fixed income assets. However, bond markets strengthened in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term curtailment of monetary easing policies. Outside the United States, equities largely declined as political uncertainty escalated after the Italian presidential election ended in a stalemate.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended February 28, 2013. International, US small cap and emerging market equities were the leading asset classes for the 6-month period, while US stocks and high yield bonds generated the strongest returns for the 12-month period. US Treasury yields remained relatively low overall, but have inched higher in recent months, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, continued to benefit from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Investors continue to face many of the same risks as in years past. But we see a world of possibilities. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. Investors everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	13.46%
US small cap equities (Russell 2000® Index)	13.02	14.02
International equities (MSCI Europe, Australasia, Far East Index)	14.41	9.84
Emerging market equities (MSCI Emerging Markets Index)	12.06	0.28
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.51)	3.66
US investment grade bonds (Barclays US Aggregate Bond Index)	0.15	3.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.40	5.71
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.67	11.79
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2013	BlackRock Corporate High Yield Fund, Inc.

Fund Overview

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. As a secondary objective, the Fund also seeks to provide shareholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans, which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended February 28, 2013, the Fund returned 12.44% based on market price and 15.53% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 12.75% based on market price and 15.06% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among the lower quality tiers of high yield credit had a positive impact on performance. From an industry perspective, holdings within non-captive diversified (finance companies), media cable and building materials boosted returns. The Fund’s exposure to select common stocks and preferred securities also enhanced results.

•

Detracting from performance was security selection within middle quality tier credits, where the Fund held its quality bias. On an industry basis, selection in metals, paper and independent energy impaired results. The Fund’s tactical allocation to floating rate loan interests (bank loans) hindered relative performance as the asset class underperformed high yield bonds during the period.

Describe recent portfolio activity.

•

As risk markets and high yield bond prices continued to surge over the period, the Fund moderated its risk positioning. The Fund maintained its focus on higher-quality income-oriented credit names with stable fundamentals, good earnings/revenue visibility and an attractive coupon rate. The Fund remained generally cautious of cyclical credits that tend to be more vulnerable to slower economic growth and bouts of weakness, but allowed some risk in companies with positive growth catalysts or idiosyncratic characteristics. Also during the period, the Fund increased exposure to floating rate loan interests as valuations appeared increasingly attractive relative to certain segments of the high yield universe such as higher-quality short-dated paper.

Describe portfolio positioning at period end.

•

At period end, the Fund held 75% of its total portfolio in corporate bonds and 17% in floating rate loan interests, with the remainder in common stocks, preferred securities and other interests. The Fund held its largest industry exposures in healthcare, wirelines and gaming, while reflecting less emphasis on the riskier, more volatile segments of the market such as the banking sector and supermarkets and restaurant industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Corporate High Yield Fund, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of February 28, 2013 ($8.04)[1]	7.61%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Economic Leverage as of February 28, 2013[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	2/29/12	Change	High	Low
Market Price	$8.04	$7.76	3.61%	$8.29	$6.63
Net Asset Value	$7.76	$7.29	6.45%	$7.81	$7.00

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	2/29/12
Corporate Bonds	75%	80%
Floating Rate Loan Interests	17	12
Common Stocks	7	5
Preferred Securities	1	2
Other Interests	—	1

Credit Quality Allocation[4]

	2/28/13	2/29/12
A	—	1%
BBB/Baa	6%	6
BB/Ba	36	42
B	46	40
CCC/Caa	10	10
Not Rated	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2013	5

Fund Summary as of February 28, 2013	BlackRock Corporate High Yield Fund III, Inc.

Fund Overview

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended February 28, 2013, the Fund returned 11.20% based on market price and 16.16% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 12.75% based on market price and 15.06% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among the lower quality tiers of high yield credit had a positive impact on performance. From an industry perspective, holdings within non-captive diversified (finance companies), media cable and building materials boosted returns. The Fund’s exposure to select common stocks and preferred securities also enhanced results.

•

Detracting from performance was security selection within middle quality tier credits, where the Fund held its quality bias. On an industry basis, selection in metals, paper and independent energy impaired results. The Fund’s tactical allocation to floating rate loan interests (bank loans) hindered relative performance as the asset class underperformed high yield bonds during the period.

Describe recent portfolio activity.

•

As risk markets and high yield bond prices continued to surge over the period, the Fund moderated its risk positioning. The Fund maintained its focus on higher-quality income-oriented credit names with stable fundamentals, good earnings/revenue visibility and an attractive coupon rate. The Fund remained generally cautious of cyclical credits that tend to be more vulnerable to slower economic growth and bouts of weakness, but allowed some risk in companies with positive growth catalysts or idiosyncratic characteristics. Also during the period, the Fund increased exposure to floating rate loan interests as valuations appeared increasingly attractive relative to certain segments of the high yield universe such as higher-quality short-dated paper.

Describe portfolio positioning at period end.

•

At period end, the Fund held 73% of its total portfolio in corporate bonds and 19% in floating rate loan interests, with the remainder in common stocks and preferred securities. The Fund held its largest industry exposures in healthcare, wirelines and gaming, while reflecting less emphasis on the riskier, more volatile segments of the market such as the banking sector and supermarkets and restaurant industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Corporate High Yield Fund III, Inc.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of February 28, 2013 ($7.89)[1]	7.98%
Current Monthly Distribution per Common Share[2]	$0.0525
Current Annualized Distribution per Common Share[2]	$0.6300
Economic Leverage as of February 28, 2013[3]	28%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	2/29/12	Change	High	Low
Market Price	$7.89	$7.75	1.81%	$8.19	$7.10
Net Asset Value	$7.88	$7.41	6.34%	$7.93	$7.11

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	2/29/12
Corporate Bonds	73%	77%
Floating Rate Loan Interests	19	15
Common Stocks	6	6
Preferred Securities	2	2

Credit Quality Allocation[4]

	2/28/13	2/29/12
A	1%	1%
BBB/Baa	5	7
BB/Ba	36	38
B	45	43
CCC/Caa	10	10
Not Rated	3	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2013	7

Fund Summary as of February 28, 2013	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended February 28, 2013, the Fund returned 16.87% based on market price and 14.78% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 12.75% based on market price and 15.06% based on NAV. All returns reflect reinvestment of dividends. The Fund began the period with neither a discount nor a premium to NAV, and ended the period with a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among lower quality securities (including both bonds and loans) had a positive impact on performance. From an industry perspective, holdings within chemicals, consumer cyclical services and gaming boosted returns. The Fund’s exposure to select common stocks and preferred securities also enhanced results.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to floating rate loan interests did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the independent energy and media non-cable industries hindered returns for the period.

Describe recent portfolio activity.

•

As risk markets and high yield bond prices continued to surge over the period, the Fund moderated its risk positioning. Fund management continued to maintain a positive view on high yield and floating rate loan interest assets overall, but turned its focus toward purchasing higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate. The Fund remained generally cautious of cyclical credits that tend to be more vulnerable to slower economic growth and bouts of weakness, but allowed some risk in companies with positive growth catalysts or idiosyncratic characteristics.

Describe portfolio positioning at period end.

•

At period end, the Fund held 53% of its total portfolio in floating rate loan interests and 41% in corporate bonds, with the remainder in asset-backed securities, common stocks and other interests. The Fund held its largest industry exposures in healthcare, consumer services (housing-related) and chemicals, while reflecting less emphasis on the riskier, more volatile segments of the market such as food and beverage and supermarkets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of February 28, 2013 ($4.46)[1]	7.26%
Current Monthly Distribution per Common Share[2]	$0.027
Current Annualized Distribution per Common Share[2]	$0.324
Economic Leverage as of February 28, 2013[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	2/29/12	Change	High	Low
Market Price	$4.46	$4.13	7.99%	$4.62	$3.91
Net Asset Value	$4.38	$4.13	6.05%	$4.39	$4.00

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	2/29/12
Floating Rate Loan Interests	53%	54%
Corporate Bonds	41	43
Asset-Backed Securities	3	1
Common Stocks	2	1
Other Interests	1	1

Credit Quality Allocation[4]

	2/28/13	2/29/12
A	1%	1%
BBB/Baa	6	5
BB/Ba	34	36
B	45	45
CCC/Caa	10	8
Not Rated	4	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2013	9

Fund Summary as of February 28, 2013	BlackRock Senior High Income Fund, Inc.

Fund Overview

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended February 28, 2013, the Fund returned 15.32% based on market price and 13.08% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 12.75% based on market price and 15.06% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection had a positive impact on performance. From an industry perspective, holdings within chemicals and gaming boosted returns. The Fund’s exposure to select common stocks and preferred securities also enhanced results.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to floating rate loan interests did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the independent energy and media non-cable industries hindered returns for the period.

Describe recent portfolio activity.

•

As risk markets and high yield bond prices continued to surge over the period, the Fund moderated its risk positioning. Fund management continued to maintain a positive view on high yield and floating rate loan interest assets overall, but turned its focus toward purchasing higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate. The Fund remained generally cautious of cyclical credits that tend to be more vulnerable to slower economic growth and bouts of weakness, but allowed some risk in companies with positive growth catalysts or idiosyncratic characteristics.

Describe portfolio positioning at period end.

•

At period end, the Fund held 54% of its total portfolio in floating rate loan interests and 42% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund held its largest industry exposures in healthcare, wirelines and chemicals, while reflecting less emphasis on the riskier, more volatile segments of the market such as food and beverage and supermarkets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of February 28, 2013 ($4.34)[1]	6.91%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of February 28, 2013[3]	28%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	2/29/12	Change	High	Low
Market Price	$4.34	$4.06	6.90%	$4.60	$3.80
Net Asset Value	$4.35	$4.15	4.82%	$4.37	$4.03

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	2/29/12
Floating Rate Loan Interests	54%	56%
Corporate Bonds	42	41
Asset-Backed Securities	3	2
Common Stocks	1	1

Credit Quality Allocation[4]

	2/28/13	2/29/12
A	1%	1%
BBB/Baa	7	6
BB/Ba	37	39
B	51	48
CCC/Caa	1	3
Not Rated	3	3

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2013	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of February 28, 2013, the Funds had aggregate economic leverage from borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
COY	27%
CYE	28%
DSU	29%
ARK	28%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

12	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments February 28, 2013	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.8%
Dana Holding Corp.	109,649	$1,834,428
Delphi Automotive Plc (a)	8,200	340,518

		2,174,946
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	6,540	97,642
Capital Markets — 1.7%
American Capital Ltd. (a)	257,408	3,598,564
E*Trade Financial Corp. (a)	68,100	729,351
Uranium Participation Corp. (a)	33,680	174,401

		4,502,316
Chemicals — 0.5%
ADA-ES, Inc. (a)	1,670	44,372
CF Industries Holdings, Inc.	3,200	642,656
Huntsman Corp.	31,600	544,468

		1,231,496
Commercial Banks — 0.6%
CIT Group, Inc. (a)	36,681	1,535,467
Communications Equipment — 0.2%
Loral Space & Communications Ltd.	11,463	667,605
Containers & Packaging — 0.0%
Smurfit Kappa Plc	3,634	56,360
Diversified Financial Services — 0.8%
Bank of America Corp.	22,100	248,183
Kcad Holdings I Ltd.	269,089,036	1,816,351

		2,064,534
Diversified Telecommunication Services — 0.2%
Broadview Networks Holdings, Inc. (a)	32,500	217,425
Level 3 Communications, Inc. (a)	20,920	417,981

		635,406
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	67,974	1
Energy Equipment & Services — 0.8%
Laricina Energy Ltd.	35,294	1,197,857
Osum Oil Sands Corp.	74,000	977,697

		2,175,554
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Corp. (a)	39,748	496,850
Travelport LLC	70,685	707

		497,557
Insurance — 1.1%
American International Group, Inc. (a)	76,001	2,888,798
Media — 1.3%
Belo Corp., Class A	20,724	179,055
Charter Communications, Inc., Class A (a)	38,669	3,340,615
Clear Channel Outdoor Holdings, Inc., Class A (a)	8,934	67,899

		3,587,569
Common Stocks	Shares	Value
Metals & Mining — 0.1%
African Minerals Ltd. (a)	40,400	$172,616
Peninsula Energy Ltd. (a)	6,975,317	233,057

		405,673
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (a)	180,300	34,992
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (a)	146,558	464,722
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	131,778
NewPage Corp.	7,740	657,900
Western Forest Products, Inc. (a)	147,968	188,659
Western Forest Products, Inc. (a)	41,528	50,337

		1,493,396
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Ltd. (a)	3,716	57,338
NXP Semiconductors NV (a)	8,710	281,507
Spansion, Inc., Class A (a)	37,172	437,143
SunPower Corp. (a)	123	1,444

		777,432
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)	468	4
HMH Holdings/EduMedia (a)	19,102	350,202

		350,206
Total Common Stocks – 9.3%		25,176,950

Corporate Bonds	Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD 560	581,000
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	145	157,959
7.13%, 3/15/21	235	256,150
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	796	878,585
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)	405	416,170
Spirit Aerosystems, Inc., 7.50%, 10/01/17	309	327,540

		2,617,404
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	510	513,043
Series 2, 12.38%, 8/16/15	517	519,451

		1,032,494
Airlines — 1.7%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	623	648,240
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18	181	183,540
Series 2010-1, Class B, 6.00%, 7/12/20	326	336,142
Series 2012-3, Class C, 6.13%, 4/29/18	850	847,875

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	GBP	British Pound
	CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate
	DIP	Debtor-In-Possession	PIK	Payment–in-Kind
	EBITDA	Earnings Before Interest, Taxes,	S&P	Standard and Poor’s
		Depreciation and Amortization	TBA	To Be Announced
	EUR	Euro	USD	US Dollar
	FKA	Formerly Known As

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Airlines (concluded)
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24	USD 531	$587,797
Series 2009-1, Class B, 9.75%, 6/17/18	167	185,363
Series 2010-1, Class B, 6.38%, 7/02/17	447	465,997
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	517	545,386
Series 2012-1, Class C, 9.13%, 10/01/15	390	417,300
Series 2012-2, Class B, 6.75%, 12/03/22	300	313,500

		4,531,140
Auto Components — 2.0%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	150	153,000
Dana Holding Corp., 6.75%, 2/15/21	410	446,388
Delphi Corp.:
6.13%, 5/15/21	65	70,850
5.00%, 2/15/23	140	145,775
Icahn Enterprises LP, 8.00%, 1/15/18	2,775	2,972,719
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)	355	388,725
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 8.25%, 3/15/20	GBP 439	746,702
Titan International, Inc., 7.88%, 10/01/17	USD 430	461,175

		5,385,334
Beverages — 0.1%
Crown European Holdings SA:
7.13%, 8/15/18	EUR 71	100,341
7.13%, 8/15/18 (b)	174	245,907

		346,248
Building Products — 0.9%
Building Materials Corp. of America (b):
7.00%, 2/15/20	USD 500	541,250
6.75%, 5/01/21	710	762,363
Grohe Holding GmbH, 8.75%, 12/15/17 (c)	EUR 100	136,756
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD 320	328,400
USG Corp., 9.75%, 1/15/18	645	758,681

		2,527,450
Capital Markets — 0.4%
E*Trade Financial Corp., 0.01%, 8/31/19 (b)(d)(e)	226	236,311
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)	400	470,391
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)	435	437,175

		1,143,877
Chemicals — 3.6%
Axiall Corp., 4.88%, 5/15/23 (b)	162	164,430
Basell Finance Co. BV, 8.10%, 3/15/27 (b)	380	501,600
Celanese US Holdings LLC, 5.88%, 6/15/21	1,187	1,296,797
Ciech Group Financing AB, 9.50%, 11/30/19	EUR 140	199,227
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)	USD 343	348,574
Huntsman International LLC, 8.63%, 3/15/21	155	175,150
INEOS Finance Plc, 7.50%, 5/01/20 (b)	405	436,387
Kraton Polymers LLC, 6.75%, 3/01/19	115	119,600
LyondellBasell Industries NV, 5.75%, 4/15/24	2,390	2,778,375
Nexeo Solutions LLC, 8.38%, 3/01/18	85	83,088
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	205	217,300
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR 315	456,485
OXEA Finance/Cy SCA, 9.63%, 7/15/17 (b)	330	471,888
PolyOne Corp., 7.38%, 9/15/20	USD 200	221,500
Corporate Bonds	Par (000)	Value
Chemicals (concluded)
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD 685	$708,975
Tronox Finance LLC, 6.38%, 8/15/20 (b)	1,241	1,233,244
US Coatings Acquisition, Inc./Flash Dutch 2 BV:
5.75%, 2/01/21	EUR 100	133,166
7.38%, 5/01/21 (b)	USD 328	339,480

		9,885,266
Commercial Banks — 0.9%
CIT Group, Inc.:
5.25%, 3/15/18	510	548,250
6.63%, 4/01/18 (b)	285	323,475
5.50%, 2/15/19 (b)	490	532,875
5.00%, 8/15/22	430	460,100
6.00%, 4/01/36	500	489,815

		2,354,515
Commercial Services & Supplies — 2.2%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	256	275,200
ARAMARK Holdings Corp. (b):
8.63%, 5/01/16 (f)	405	413,104
5.75%, 3/15/20 (g)	596	607,920
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	500	541,171
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	24	25,800
Casella Waste Systems, Inc., 7.75%, 2/15/19	49	46,918
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)	571	578,137
Clean Harbors, Inc., 5.25%, 8/01/20	484	498,520
Covanta Holding Corp., 6.38%, 10/01/22	585	634,336
EC Finance Plc, 9.75%, 8/01/17	EUR 451	640,323
HDTFS, Inc. (b):
5.88%, 10/15/20	USD 60	62,400
6.25%, 10/15/22	245	263,375
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	71	75,171
Mobile Mini, Inc., 7.88%, 12/01/20	335	372,688
RSC Equipment Rental, Inc., 8.25%, 2/01/21	429	486,379
Verisure Holding AB:
8.75%, 9/01/18	EUR 169	238,289
8.75%, 12/01/18	100	133,166
West Corp., 8.63%, 10/01/18	USD 125	133,125

		6,026,022
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28	55	42,350
6.45%, 3/15/29	169	131,398
Avaya, Inc., 9.75%, 11/01/15	523	514,501
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	870	972,225
10.13%, 7/01/20	1,160	1,360,100

		3,020,574
Computers & Peripherals — 0.2%
EMC Corp., Series B, 1.75%, 12/01/13 (e)	186	269,002
SanDisk Corp., 1.50%, 8/15/17 (e)	255	313,969

		582,971
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)	175	181,563
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)	408	446,760
Weekley Homes LLC, 6.00%, 2/01/23 (b)	143	145,860

		774,183

See Notes to Consolidated Financial Statements.

14	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Construction Materials — 2.1%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR 126	$176,952
HD Supply, Inc. (b):
8.13%, 4/15/19	USD 1,170	1,317,712
11.00%, 4/15/20	1,215	1,464,075
7.50%, 7/15/20	1,783	1,785,229
11.50%, 7/15/20	480	553,200
HeidelbergCement AG, 7.50%, 4/03/20	EUR 51	80,233
Xefin Lux SCA, 8.00%, 6/01/18 (b)	233	326,627

		5,704,028
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17	USD 435	474,150
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	670	813,212
6.63%, 8/15/17	131	152,982

		1,440,344
Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (b)	200	217,750
7.38%, 10/15/17	EUR 200	283,304
7.38%, 10/15/17 (b)	335	474,535
9.13%, 10/15/20 (b)	USD 409	447,855
9.13%, 10/15/20 (b)	365	397,850
7.00%, 11/15/20 (b)	441	442,102
4.88%, 11/15/22 (b)	200	197,000
5.00%, 11/15/22	EUR 200	259,152
Berry Plastics Corp.:
4.18%, 9/15/14 (c)	USD 275	275,000
8.25%, 11/15/15	110	114,642
9.75%, 1/15/21	170	196,350
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR 617	807,699
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD 10	10,900
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (b)	112	109,480
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR 244	345,695
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD 340	374,000
Pactiv LLC, 7.95%, 12/15/25	377	353,437
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)	509	562,445

		5,869,196
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17 (b)	1,260	1,326,150
Diversified Consumer Services — 2.1%
313 Group, Inc. (b):
6.38%, 12/01/19	903	880,425
8.75%, 12/01/20	547	540,163
Laureate Education, Inc., 9.25%, 9/01/19 (b)	1,145	1,245,187
Service Corp. International, 7.00%, 6/15/17	2,590	2,929,937
ServiceMaster Co., 8.00%, 2/15/20	175	185,500

		5,781,212
Diversified Financial Services — 5.0%
Air Lease Corp., 4.50%, 1/15/16	540	552,150
Aircastle Ltd.:
6.75%, 4/15/17	295	317,863
6.25%, 12/01/19	345	380,363
Ally Financial, Inc.:
7.50%, 12/31/13	350	367,500
8.00%, 11/01/31	2,784	3,497,400
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	439	432,964
Co-Operative Group Ltd. (h):
5.63%, 7/08/20	GBP 160	254,379
6.25%, 7/08/26	100	159,745
Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
DPL, Inc.:
6.50%, 10/15/16	USD 298	$312,900
7.25%, 10/15/21	777	833,332
Gala Group Finance Plc, 8.88%, 9/01/18	GBP 600	983,048
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD 270	310,500
Leucadia National Corp., 8.13%, 9/15/15	790	892,700
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	230	246,963
9.00%, 4/15/19	435	461,100
7.88%, 8/15/19	215	237,575
9.88%, 8/15/19	515	563,925
5.75%, 10/15/20	1,915	1,977,237
WMG Acquisition Corp.:
11.50%, 10/01/18	382	443,598
6.00%, 1/15/21 (b)	290	300,150

		13,525,392
Diversified Telecommunication Services — 2.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	500	488,750
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., 6.38%, 9/15/20 (b)	435	449,681
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)	320	362,400
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)	295	318,600
Level 3 Financing, Inc.:
8.13%, 7/01/19	1,084	1,181,560
7.00%, 6/01/20 (b)	395	414,750
8.63%, 7/15/20	785	871,350
Lynx I Corp., 5.38%, 4/15/21 (b)	265	271,625
OTE Plc, 7.25%, 2/12/15 (h)	EUR 101	132,520
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	237	317,151
6.75%, 8/15/24	350	477,505
tw telecom Holdings, Inc., 5.38%, 10/01/22	USD 275	286,687
Windstream Corp.:
8.13%, 8/01/13	400	410,480
7.88%, 11/01/17	360	407,700
7.50%, 4/01/23	75	78,375
6.38%, 8/01/23 (b)	75	73,500

		6,542,634
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	269	298,531
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR 1,150	1,533,362

		1,831,893
Electrical Equipment — 0.5%
Belden, Inc., 5.50%, 9/01/22 (b)	USD 340	348,500
General Cable Corp., 5.75%, 10/01/22 (b)	560	574,000
Techem GmbH, 6.13%, 10/01/19	EUR 300	416,144

		1,338,644
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD 215	258,538
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (b)	100	114,250

		372,788
Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc., 6.50%, 2/01/20	130	141,375
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	306	307,530

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	15

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services (concluded)
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17	USD 235	$242,344
6.50%, 6/01/21	1,150	1,196,000
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	995	1,029,825
Genesis Energy LP/Genesi Energy Finance Corp., 5.75%, 2/15/21 (b)	156	161,460
Gulfmark Offshore, Inc., 6.38%, 3/15/22	145	149,712
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	290	304,500
MEG Energy Corp. (b):
6.50%, 3/15/21	1,250	1,318,750
6.38%, 1/30/23	330	341,550
Oil States International, Inc.:
6.50%, 6/01/19	290	310,300
5.13%, 1/15/23 (b)	125	125,000
Peabody Energy Corp.:
6.00%, 11/15/18	211	224,187
6.25%, 11/15/21	1,074	1,116,960
7.88%, 11/01/26	345	369,150
4.75%, 12/15/66 (e)	655	556,341
Precision Drilling Corp.:
6.63%, 11/15/20	70	74,375
6.50%, 12/15/21	275	291,500
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)	214	224,700
Seadrill Ltd., 5.63%, 9/15/17 (b)	1,254	1,269,675
Tervita Corp., 8.00%, 11/15/18 (b)	342	352,260

		10,107,494
Food & Staples Retailing — 0.3%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP 213	327,979
Rite Aid Corp., 9.25%, 3/15/20	USD 345	386,400
Zobele Holding SpA, 7.88%, 2/01/18	EUR 100	132,513

		846,892
Food Products — 0.5%
Darling International, Inc., 8.50%, 12/15/18	USD 105	119,438
Del Monte Corp., 7.63%, 2/15/19	56	58,100
Post Holdings, Inc., 7.38%, 2/15/22	530	572,400
Smithfield Foods, Inc., 6.63%, 8/15/22	431	468,712

		1,218,650
Health Care Equipment & Supplies — 2.3%
Biomet, Inc. (b):
6.50%, 8/01/20	1,625	1,718,437
6.50%, 10/01/20	1,975	2,034,250
DJO Finance LLC:
8.75%, 3/15/18	350	386,313
7.75%, 4/15/18	95	94,525
9.88%, 4/15/18	400	427,000
Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (b)	192	207,840
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)	260	283,400
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	500	573,750
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)	295	289,100
Teleflex, Inc., 6.88%, 6/01/19	270	293,625

		6,308,240
Health Care Providers & Services — 8.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	520	557,700
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP 65	99,348
Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD 785	$825,231
7.13%, 7/15/20	415	447,163
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR 400	553,553
Crown Newco 3 Plc:
7.00%, 2/15/18 (b)	GBP 331	518,463
7.00%, 2/15/18	100	156,635
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD 819	853,808
HCA Holdings, Inc., 6.25%, 2/15/21	1,010	1,065,550
HCA, Inc.:
8.50%, 4/15/19	120	132,900
6.50%, 2/15/20	1,880	2,105,600
7.88%, 2/15/20	255	282,731
7.25%, 9/15/20	2,225	2,469,750
5.88%, 3/15/22	200	215,500
4.75%, 5/01/23	985	982,538
Hologic, Inc., 6.25%, 8/01/20 (b)	1,464	1,544,520
IASIS Healthcare LLC, 8.38%, 5/15/19	596	613,880
INC Research LLC, 11.50%, 7/15/19 (b)	320	341,600
inVentiv Health, Inc., 9.00%, 1/15/18 (b)	580	604,650
Omnicare, Inc.:
7.75%, 6/01/20	905	1,004,550
3.75%, 4/01/42 (e)	148	154,290
Symbion, Inc., 8.00%, 6/15/16	315	329,175
Tenet Healthcare Corp.:
6.25%, 11/01/18	979	1,084,242
8.88%, 7/01/19	2,355	2,661,150
6.75%, 2/01/20	480	513,600
4.50%, 4/01/21 (b)	661	651,911
Vanguard Health Holding Co. II LLC:
8.00%, 2/01/18	223	237,495
7.75%, 2/01/19 (b)	425	455,281
Voyage Care Bondco Plc, 6.50%, 8/01/18	GBP 110	169,796

		21,632,610
Health Care Technology — 1.0%
IMS Health, Inc. (b):
12.50%, 3/01/18	USD 2,065	2,488,325
6.00%, 11/01/20	132	137,280

		2,625,605
Hotels, Restaurants & Leisure — 3.3%
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/18	541	357,060
8.50%, 2/15/20	183	178,425
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)	931	919,362
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)	295	308,275
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR 453	579,586
Diamond Resorts Corp., 12.00%, 8/15/18	USD 1,100	1,210,000
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	125	124,219
Enterprise Inns Plc, 6.50%, 12/06/18	GBP 296	441,188
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR 250	336,179
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	USD 270	259,200
MCE Finance Ltd., 5.00%, 2/15/21 (b)	620	620,000
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)	136	141,102
Regal Entertainment Group, 5.75%, 2/01/25	241	236,180
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)	547	536,060
Station Casinos LLC:
3.66%, 6/18/18	615	615,000
7.50%, 3/01/21 (b)	1,080	1,086,750

See Notes to Consolidated Financial Statements.

16	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC:
4.94%, 9/01/14 (c)	USD 165	$150,150
6.31%, 12/01/16 (b)(f)	398	361,041
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(i)	315	—
The Unique Pub Finance Co. Plc, Series A3, 6.54%, 3/30/21	GBP 100	151,326
Wynn Las Vegas LLC, 5.38%, 3/15/22	USD 360	378,450

		8,989,553
Household Durables — 2.6%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR 100	135,777
Ashton Woods USA LLC, 6.88%, 2/15/21 (b)	USD 210	211,050
Beazer Homes USA, Inc., 6.63%, 4/15/18	30	32,062
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	375	397,500
Jarden Corp., 7.50%, 1/15/20	EUR 285	400,918
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD 870	957,000
Libbey Glass, Inc., 6.88%, 5/15/20	560	600,600
PH Holding LLC, 9.75%, 12/31/17	315	308,700
Pulte Group, Inc., 6.38%, 5/15/33	175	177,625
The Ryland Group, Inc., 6.63%, 5/01/20	315	346,500
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR 276	401,770
Standard Pacific Corp.:
10.75%, 9/15/16	USD 1,185	1,475,325
8.38%, 1/15/21	880	1,045,000
United Rentals North America, Inc., 5.75%, 7/15/18	236	253,995
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)	275	295,625

		7,039,447
Household Products — 0.6%
Ontex IV SA:
7.50%, 4/15/18	EUR 100	135,777
7.50%, 4/15/18 (b)	130	176,510
9.00%, 4/15/19	213	285,034
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD 351	373,376
6.63%, 11/15/22	230	247,825
Spectrum Brands, Inc.:
9.50%, 6/15/18	330	374,138
6.75%, 3/15/20 (b)	89	95,898

		1,688,558
Independent Power Producers & Energy Traders — 3.8%
The AES Corp., 7.38%, 7/01/21	250	282,500
Calpine Corp. (b):
7.25%, 10/15/17	149	158,499
7.50%, 2/15/21	85	92,438
7.88%, 1/15/23	364	403,130
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)	690	727,950
10.00%, 12/01/20 (b)	1,325	1,493,937
10.00%, 12/01/20	2,476	2,810,260
GenOn REMA LLC:
Series B 9.24%, 7/02/17	222	245,081
Series C 9.68%, 7/02/26	280	305,200
Laredo Petroleum, Inc.:
9.50%, 2/15/19	445	502,850
7.38%, 5/01/22	345	374,325
NRG Energy, Inc.:
7.63%, 1/15/18	1,394	1,597,872
6.63%, 3/15/23 (b)	595	633,675
QEP Resources, Inc.:
5.38%, 10/01/22	305	319,487
5.25%, 5/01/23	235	243,225

		10,190,429
Corporate Bonds	Par (000)	Value
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)	USD 525	$528,938
Insurance — 0.6%
Alliant Holdings I, Inc., 7.88%, 12/15/20 (b)	1,035	1,040,175
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	206	218,360
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	235	232,650
TMF Group Holding BV, 9.88%, 12/01/19	EUR 100	131,860

		1,623,045
Internet Software & Services — 0.1%
Cerved Technologies SpA:
6.38%, 1/15/20	100	129,902
8.00%, 1/15/21	100	126,965
Equinix, Inc., 4.88%, 4/01/20	USD 137	137,000

		393,867
IT Services — 3.3%
Ceridian Corp., 8.88%, 7/15/19 (b)	1,150	1,296,625
Epicor Software Corp., 8.63%, 5/01/19	510	549,525
First Data Corp.:
7.38%, 6/15/19 (b)	1,445	1,519,056
8.88%, 8/15/20 (b)	495	546,975
6.75%, 11/01/20 (b)	1,750	1,795,937
8.25%, 1/15/21 (b)	117	119,633
11.25%, 1/15/21 (b)	457	466,140
12.63%, 1/15/21	750	799,687
SunGard Data Systems, Inc.:
7.38%, 11/15/18	500	536,875
6.63%, 11/01/19 (b)	735	755,213
WEX, Inc., 4.75%, 2/01/23 (b)	453	438,278

		8,823,944
Machinery — 1.6%
Dematic SA, 7.75%, 12/15/20 (b)	85	86,913
The Manitowoc Co., Inc., 5.88%, 10/15/22	435	445,875
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)	258	268,320
SPX Corp., 6.88%, 9/01/17	160	178,800
Terex Corp., 6.00%, 5/15/21	430	446,125
Trinseo Materials Operating SCA, 8.75%, 2/01/19 (b)	378	376,582
UR Merger Sub Corp.:
7.38%, 5/15/20	405	443,475
7.63%, 4/15/22	1,795	1,987,962
6.13%, 6/15/23	175	183,750

		4,417,802
Media — 9.8%
Affinion Group, Inc., 7.88%, 12/15/18	362	275,120
AMC Networks, Inc.:
7.75%, 7/15/21	205	232,675
4.75%, 12/15/22	328	326,770
Cablevision Systems Corp., 5.88%, 9/15/22	490	475,300
CCO Holdings LLC:
5.25%, 9/30/22	715	703,381
5.13%, 2/15/23	570	555,750
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)	537	424,230
Checkout Holding Corp., 11.49%, 11/15/15 (b)(d)	395	291,806
Cinemark USA, Inc.:
8.63%, 6/15/19	200	221,750
5.13%, 12/15/22 (b)	194	194,970
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)(g)	684	636,120

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	17

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (b)	USD 568	$593,560
6.50%, 11/15/22 (b)	1,533	1,613,483
Series B, 7.63%, 3/15/20	1,039	1,075,365
DISH DBS Corp.:
5.88%, 7/15/22	600	633,000
5.00%, 3/15/23 (b)	620	615,350
Harron Communications LP, 9.13%, 4/01/20 (b)	300	330,000
Intelsat Jackson Holdings SA:
7.25%, 10/15/20	640	686,400
6.63%, 12/15/22 (b)	177	178,328
Intelsat Luxembourg SA:
11.25%, 2/04/17	560	595,000
11.50%, 2/04/17	2,056	2,186,559
Interactive Data Corp., 10.25%, 8/01/18	1,235	1,400,181
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	315	339,806
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR 315	440,364
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD 675	732,375
Lynx I Corp., 6.00%, 4/15/21	GBP 930	1,449,655
Lynx II Corp., 6.38%, 4/15/23 (b)	USD 200	207,250
The McClatchy Co., 9.00%, 12/15/22 (b)	390	412,425
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	513	559,170
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR 200	274,165
Nielsen Finance LLC:
11.63%, 2/01/14	USD 45	49,163
7.75%, 10/15/18	1,111	1,230,433
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP 189	298,191
ProQuest LLC, 9.00%, 10/15/18 (b)	USD 166	164,755
ProtoStar I Ltd., 18.00%, 10/15/13	812	406
Sterling Entertainment Corp., 10.00%, 12/15/19	800	800,000
Unitymedia GmbH:
9.63%, 12/01/19 (b)	EUR 530	765,633
9.50%, 3/15/21	385	572,302
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19	722	1,025,085
5.50%, 1/15/23 (b)	USD 475	479,750
Univision Communications, Inc., 6.75%, 9/15/22 (b)	412	444,960
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR 300	415,165
6.38%, 7/01/20 (b)	753	1,042,064
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD 329	345,450
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR 163	229,829

		26,523,494
Metals & Mining — 4.9%
ArcelorMittal:
9.50%, 2/15/15	USD 300	338,625
4.25%, 8/05/15	360	372,723
4.25%, 3/01/16	125	128,750
5.00%, 2/25/17	385	400,593
6.13%, 6/01/18	385	415,145
6.00%, 3/01/21	55	58,370
6.75%, 2/25/22	454	499,903
7.50%, 10/15/39	56	58,053
7.25%, 3/01/41	213	212,468
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR 435	586,371
FMG Resources August 2006 Property Ltd. (b):
6.38%, 2/01/16	USD 405	421,795
6.00%, 4/01/17	443	461,827
Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)	USD 275	$299,063
GoldCorp, Inc., 2.00%, 8/01/14 (e)	970	1,016,075
Kaiser Aluminum Corp., 8.25%, 6/01/20	205	229,088
New Gold, Inc. (b):
7.00%, 4/15/20	140	151,200
6.25%, 11/15/22	275	289,438
New World Resources NV:
7.88%, 5/01/18	EUR 230	307,927
7.88%, 1/15/21	310	374,366
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD 1,345	1,485,384
Novelis, Inc., 8.75%, 12/15/20	2,815	3,152,800
Peninsula Energy Ltd., 11.00%, 12/14/14	500	500,000
Perstorp Holding AB, 8.75%, 5/15/17 (b)	205	215,250
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR 295	344,813
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD 225	240,750
Taseko Mines Ltd., 7.75%, 4/15/19	385	383,075
Vedanta Resources Plc, 8.25%, 6/07/21 (b)	245	278,688
Walter Energy, Inc., 9.88%, 12/15/20 (b)	122	132,675

		13,355,215
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17	727	768,802
Dufry Finance SCA, 5.50%, 10/15/20 (b)	403	420,128

		1,188,930
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP:
6.13%, 7/15/22	250	268,125
4.88%, 5/15/23	345	341,550
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)	817	779,724
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)	610	655,750
BreitBurn Energy Partners LP, 7.88%, 4/15/22	235	249,688
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	215	225,750
Chaparral Energy, Inc., 7.63%, 11/15/22	205	222,425
Chesapeake Energy Corp.:
7.25%, 12/15/18	110	124,300
6.63%, 8/15/20	165	180,675
6.88%, 11/15/20	160	176,000
6.13%, 2/15/21	69	73,140
Concho Resources, Inc.:
7.00%, 1/15/21	150	165,750
6.50%, 1/15/22	270	294,300
5.50%, 10/01/22	204	212,415
CONSOL Energy, Inc., 8.25%, 4/01/20	285	314,212
Continental Resources, Inc., 7.13%, 4/01/21	340	385,900
Crosstex Energy LP, 8.88%, 2/15/18	140	150,850
Crown Oil Partners IV LP, 15.00%, 3/07/15	556	585,003
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22 (b)	350	352,625
Denbury Resources, Inc., 4.63%, 7/15/23	708	694,725
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	430	485,900
7.75%, 6/15/19	490	525,525
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19	315	343,350
7.75%, 9/01/22	195	211,088
EV Energy Partners LP, 8.00%, 4/15/19	140	146,650
Halcon Resources Corp., 8.88%, 5/15/21 (b)	384	412,800
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	243	267,908
Holly Energy Partners LP, 6.50%, 3/01/20 (b)	145	155,150
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	320	360,000

See Notes to Consolidated Financial Statements.

18	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC:
6.50%, 5/15/19	USD 41	$42,435
6.25%, 11/01/19 (b)	1,084	1,105,680
8.63%, 4/15/20	100	110,625
7.75%, 2/01/21	140	151,200
MarkWest Energy Partners LP:
5.50%, 2/15/23	200	210,000
4.50%, 7/15/23	140	136,850
Newfield Exploration Co., 6.88%, 2/01/20	715	766,837
Northern Oil and Gas, Inc., 8.00%, 6/01/20	285	297,825
Oasis Petroleum, Inc.:
7.25%, 2/01/19	185	199,800
6.50%, 11/01/21	270	291,600
Offshore Group Investments Ltd., 11.50%, 8/01/15	633	689,970
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)	205	222,938
PDC Energy, Inc., 7.75%, 10/15/22 (b)	190	200,925
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)	564	575,280
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)	730	803,000
Plains Exploration & Production Co., 6.88%, 2/15/23	965	1,112,162
Range Resources Corp.:
8.00%, 5/15/19	345	379,500
5.75%, 6/01/21	932	992,580
5.00%, 8/15/22	371	379,347
Regency Energy Partners LP:
6.88%, 12/01/18	372	401,760
5.50%, 4/15/23	618	651,990
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (b)	1,490	1,538,425
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16	1,395	1,541,475
6.50%, 11/01/20 (b)	300	316,500
SandRidge Energy, Inc., 7.50%, 2/15/23	484	506,990
SESI LLC:
6.38%, 5/01/19	300	321,750
7.13%, 12/15/21	215	238,113
SM Energy Co.:
6.63%, 2/15/19	120	128,700
6.50%, 11/15/21	240	261,000
6.50%, 1/01/23	355	384,287
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	142	148,035
Vanguard Natural Resources, 7.88%, 4/01/20	250	262,500

		24,731,357
Paper & Forest Products — 0.8%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	325	350,187
Boise Paper Holdings LLC:
9.00%, 11/01/17	55	59,469
8.00%, 4/01/20	105	115,763
Clearwater Paper Corp., 7.13%, 11/01/18	535	579,137
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	315	330,750
NewPage Corp., 11.38%, 12/31/14 (a)(i)	1,788	—
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19	200	224,000
6.63%, 4/15/21	120	124,200
Unifrax I LLC, 7.50%, 2/15/19 (b)	240	243,600

		2,027,106
Pharmaceuticals — 1.5%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR 100	146,874
9.88%, 8/01/19 (b)	200	293,749
Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Elan Corp. Plc, 6.25%, 10/15/19 (b)	USD 424	$486,010
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	370	424,575
Mylan, Inc., 6.00%, 11/15/18 (b)	100	110,137
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	399	419,199
6.88%, 12/01/18	708	769,065
6.38%, 10/15/20	370	398,213
6.75%, 8/15/21	445	481,156
Warner Chilcott Co. LLC, 7.75%, 9/15/18	565	610,200

		4,139,178
Professional Services — 0.3%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR 120	156,901
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)	USD 470	526,400

		683,301
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP, 7.75%, 2/15/18 (b)	261	262,305
Felcor Lodging LP:
6.75%, 6/01/19	934	1,003,466
5.63%, 3/01/23 (b)	235	236,469
The Rouse Co. LP, 6.75%, 11/09/15	480	499,200

		2,001,440
Real Estate Management & Development — 2.6%
CBRE Services, Inc., 6.63%, 10/15/20	310	334,800
Country Garden Holdings Co. Ltd., 7.50%, 1/10/23 (b)	200	207,500
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)	785	845,837
Forest City Enterprises, Inc., 7.63%, 6/01/15	392	391,020
Mattamy Group Corp., 6.50%, 11/15/20 (b)	345	343,706
Realogy Corp.:
11.50%, 4/15/17	360	383,850
12.00%, 4/15/17	90	96,075
7.88%, 2/15/19 (b)	1,895	2,060,812
7.63%, 1/15/20 (b)	465	524,288
9.00%, 1/15/20 (b)	305	349,988
Shea Homes LP, 8.63%, 5/15/19	1,290	1,431,900

		6,969,776
Road & Rail — 0.5%
The Hertz Corp.:
7.50%, 10/15/18	505	551,712
6.75%, 4/15/19 (b)	265	285,538
7.38%, 1/15/21	400	441,000
Hertz Holdings Netherlands BV, 8.50%, 7/31/15	EUR 72	99,945

		1,378,195
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology, Inc., Series C, 2.38%, 5/01/32 (b)(e)	USD 247	274,942
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)	305	311,862
Spansion LLC, 7.88%, 11/15/17	540	569,700

		1,156,504
Software — 1.2%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	386	377,315
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(f)	274	280,850
Infor US, Inc., 9.38%, 4/01/19	1,410	1,582,725
Interface Security Systems Holdings, Inc., 9.25%, 1/15/18 (b)	139	141,433
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	465	470,812
Sophia LP, 9.75%, 1/15/19 (b)	408	451,350

		3,304,485

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	19

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Specialty Retail — 3.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD 335	$373,525
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	797	884,670
House of Fraser Funding Plc:
8.88%, 8/15/18 (b)	GBP 259	416,491
8.88%, 8/15/18	221	355,384
Limited Brands, Inc.:
8.50%, 6/15/19	USD 745	912,625
5.63%, 2/15/22	150	158,625
Michaels Stores, Inc., 7.75%, 11/01/18	215	234,619
New Academy Finance Co. LLC, 8.00%, 6/15/18 (b)(f)	197	203,402
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	929	1,010,287
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)	1,015	1,061,944
QVC, Inc.:
7.13%, 4/15/17 (b)	210	218,728
7.50%, 10/01/19 (b)	565	623,586
7.38%, 10/15/20 (b)	270	299,279
5.13%, 7/02/22	12	12,689
Sally Holdings LLC:
6.88%, 11/15/19	500	557,500
5.75%, 6/01/22	470	496,437
Sonic Automotive, Inc., 9.00%, 3/15/18	345	379,500

		8,199,291
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22	400	434,500
Phillips-Van Heusen Corp., 4.50%, 12/15/22	233	229,796

		664,296
Trading Companies & Distributors — 0.6%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)	455	490,263
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 (b):
6.50%, 5/30/21	530	560,293
5.13%, 11/30/24	550	591,250

		1,641,806
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)	398	421,880
Wireless Telecommunication Services — 4.3%
Cricket Communications, Inc., 7.75%, 10/15/20	543	553,860
Crown Castle International Corp., 5.25%, 1/15/23 (b)	1,029	1,054,725
Digicel Group Ltd. (b):
8.25%, 9/01/17	1,135	1,197,425
8.25%, 9/30/20	420	447,930
6.00%, 4/15/21 (g)	1,045	1,042,388
MetroPCS Wireless, Inc., 6.63%, 11/15/20	627	655,999
NII Capital Corp., 7.63%, 4/01/21	324	226,800
Phones4u Finance Plc:
9.50%, 4/01/18	GBP 100	156,635
9.50%, 4/01/18 (b)	370	579,551
Sprint Capital Corp., 6.88%, 11/15/28	USD 1,566	1,581,660
Sprint Nextel Corp. (b):
9.00%, 11/15/18	2,165	2,684,600
7.00%, 3/01/20	1,370	1,602,900

		11,784,473
Total Corporate Bonds — 103.3%		280,565,560
Floating Rate Loan Interests (c)	Par (000)	Value
Airlines — 1.1%
Delta Air Lines, Inc., Term Loan B, 4.50%, 4/20/17	USD 393	$396,212
Northwest Airlines, Inc., Term Loan:
2.32%, 3/10/17	662	616,322
2.32%, 3/10/17	1,199	1,116,269
1.70%, 9/10/18	544	485,683
1.70%, 9/10/18	540	482,112

		3,096,598
Auto Components — 1.1%
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	1,345	1,251,325
Term Loan C, 2.14%, 12/28/15	675	627,125
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17	1,225	1,224,694

		3,103,144
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19	390	394,095
Capital Markets — 0.6%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	858	866,580
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17	440	442,200
Second Lien Term Loan, 8.25%, 2/28/19	380	387,600

		1,696,380
Chemicals — 0.4%
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	343	349,769
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20	650	657,891
Term Loan B, 5.25%, 2/03/20	EUR 70	92,319

		1,099,979
Communications Equipment — 1.4%
Alcatel-Lucent:
Term Loan D, 7.75%, 1/31/19	505	661,043
Term Loan C, 7.25%, 1/31/19	USD 1,290	1,304,190
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	114	114,397
Zayo Group, LLC Refinancing, Term Loan B, 5.25%, 7/12/19	1,667	1,672,467

		3,752,097
Construction & Engineering — 0.6%
Safway Services LLC, Mezzanine Loan, 9.88%, 12/16/17	1,750	1,750,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	1,040	1,042,541
Consumer Finance — 1.1%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	2,948	2,958,436
Diversified Consumer Services — 0.2%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	134	134,349
ServiceMaster Co., Term Loan, 4.25%, 4/01/17	425	423,558

		557,907
Diversified Telecommunication Services — 0.8%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	643	650,626
2019 Term Loan B, 5.25%, 8/01/19	530	535,411
Term Loan, 4.75%, 8/01/19	900	907,200

		2,093,237

See Notes to Consolidated Financial Statements.

20	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)	Value
Energy Equipment & Services — 0.9%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16	USD 1,152	$1,188,849
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	958	996,276
Tervita Corp., Incremental Term Loan, 6.50%, 5/01/18	135	135,697

		2,320,822
Food & Staples Retailing — 0.0%
Rite Aid Corp., Second Lien Term Loan, 5.75%, 7/07/20	100	102,278
Food Products — 0.1%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17	195	197,377
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19	353	355,618
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	259	264,521

		620,139
Health Care Providers & Services — 0.4%
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	173	169,697
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	343	335,663
Term Loan A, 8.50%, 3/02/15	300	297,645
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16	376	370,097

		1,173,102
Hotels, Restaurants & Leisure — 3.0%
Caesars Entertainment Operating Co., Inc.:
Term Loan B1, 3.20%, 1/28/15	471	469,334
Term Loan B3, 3.20% — 3.31%, 1/28/15	21	21,367
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14	5,000	4,600,000
MGM Resorts International, Term Loan B, 4.25%, 12/20/19	1,140	1,153,110
Station Casinos, Inc., Term Loan B:
5.50%, 9/27/19	943	948,133
5.00%, 2/13/20	915	922,625
Travelport Holdings Ltd.:
Extended Tranche A Term Loan, 6.40%, 12/01/16	183	64,686
Extended Tranche B Term Loan, 13.80%, 12/01/16	613	57,195

		8,236,450
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	532	538,038
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	310	312,325
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17	62	62,893
First Data Corp., Extended 2018 Term Loan B, 4.20%, 3/23/18	720	710,928

		773,821
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	221	220,569
Floating Rate Loan Interests (c)	Par (000)	Value
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	USD 190	$191,657
Machinery — 0.7%
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	540	542,927
Silver II US Holdings LLC, Term Loan, 5.00%, 12/05/19	1,395	1,395,000

		1,937,927
Media — 3.7%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14	292	228,427
Tranche 1 Incremental, 7.50%, 7/03/14	1,378	1,095,112
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19	262	263,651
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16	1,217	1,041,194
Term Loan C, 3.85%, 1/29/16	362	305,631
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	398	402,278
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	379	381,467
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18	4,867	4,913,012
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18	379	379,581
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17	248	248,064
Virgin Media Investment Holdings, Term Loan B, 3.50%, 2/17/20	695	690,851

		9,949,268
Metals & Mining — 0.9%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	388	395,811
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17	2,075	2,099,656

		2,495,467
Multiline Retail — 0.5%
HEMA Holding BV, Mezzanine, 8.62%, 7/05/17	EUR 1,184	1,368,074
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	USD 2,015	2,056,771
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	777	784,301
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18	215	217,017
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17	889	893,194

		3,951,283
Pharmaceuticals — 0.4%
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19	658	657,527
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18	287	288,479

		946,006
Professional Services — 0.1%
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19	343	346,495
Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17	962	963,027

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	21

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)	Value
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	USD 86	$86,467
Extended Term Loan, 4.42%, 10/10/16	689	688,607

		775,074
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.70%, 9/29/17	263	263,447
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.45%, 12/01/16	275	275,000
Software — 0.6%
GCA Services Group, Inc., Second Lien Term Loan, 9.25%, 10/22/20	55	54,450
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	1,124	1,136,534
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20	470	488,800

		1,679,784
Specialty Retail — 0.2%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	495	500,074
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	1,042	1,052,546
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 12/19/19	405	408,248

		1,460,794
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18	560	566,765
Total Floating Rate Loan Interests — 23.4%		63,709,477

Other Interests (a)(j)	Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	2,650	26
Media — 0.0%
Adelphia Escrow	700	7
Adelphia Recovery Trust	878	88

		95
Total Other Interests — 0.0%		121
Preferred Securities	Shares	Value
Preferred Stocks
Auto Components — 0.5%
Dana Holding Corp., 4.00% (b)(e)	9,740	$1,381,862

Trust Preferreds
Diversified Financial Services — 1.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	117,850	3,117,100
Total Preferred Securities — 1.7%		4,498,962

Warrants (k)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	29,930	—
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	14,965	27,681
Metals & Mining — 0.0%
Peninsula Minerals Ltd. (Expires 12/31/15)	3,627,165	55,575
Real Estate Investment Trusts (REITs) — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15)	2,142,553	31,077
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	312	—
HMH Holdings/EduMedia, (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 3/04/17, Strike Price $42.27)	1,070	—

		—
Total Warrants — 0.0%		114,333
Total Long-Term Investments (Cost — $364,347,495) — 137.7%		374,065,403

Options Purchased
(Cost — $25,865) — 0.0%		1,960
Total Investments Before Options Written (Cost — $364,373,360) — 137.7%		374,067,363

Options Written
(Premiums Received — $98,415) — (0.0)%		(50,555)
Total Investments, Net of Options Written — 137.7%		374,016,808
Liabilities in Excess of Other Assets — (37.7)%		(102,399,819)

Net Assets — 100.0%		$271,616,989

Notes to Consolidated Schedule of investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

See Notes to Consolidated Financial Statements.

22	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc,	$1,678,508	$1,199
Sterne, Agee & Leach, Inc.	$607,920	$8,048

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

•	Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,264,805	(2,264,805)	—	$2,410

•	Financial futures contracts as of February 28, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(46)	S&P 500 E-Mini Index	Chicago Mercantile	March 2013	USD 3,480,590	$(59,470)

•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	195,000	USD	194,271	Citigroup, Inc.	4/17/13	$(5,376)
USD	480,181	AUD	463,000	Citigroup, Inc.	4/17/13	8,827
USD	196,643	CAD	195,000	Citigroup, Inc.	4/17/13	7,748
USD	3,212,074	CAD	3,169,000	Deutsche Bank AG	4/17/13	142,281
USD	1,361,444	GBP	880,000	Barclays Plc	4/17/13	26,751
USD	148,702	GBP	96,000	BNP Paribas SA	4/17/13	3,099
USD	5,959,142	GBP	3,720,000	Goldman Sachs Group, Inc.	4/17/13	317,035
USD	160,147	GBP	101,000	Royal Bank of Scotland Group Plc	4/17/13	6,961
USD	115,580	EUR	87,000	BNP Paribas SA	4/23/13	1,955
USD	21,268,491	EUR	15,961,000	Citigroup, Inc.	4/23/13	422,954
USD	133,584	EUR	100,267	Deutsche Bank AG	4/23/13	2,633
USD	266,493	EUR	200,000	Goldman Sachs Group, Inc.	4/23/13	5,287
USD	134,611	EUR	100,000	UBS AG	4/23/13	4,008
Total						$944,163

•	Exchange-traded options purchased as of February 28, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Life Technologies Corp.	Call	USD	70.00	3/16/13	98	$1,960

•	Over-the-counter options purchased as of February 28, 2013 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD	942.86	12/14/19	17	—

See Notes to Consolidated Financial Statements.+

ANNUAL REPORT	FEBRUARY 28, 2013	23

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Over-the-counter credit default swaptions written as of February 28, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD	103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/13	USD	4,050	$(21,885)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD	97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/13	USD	4,050	(28,670)
Total											$(50,555)

•	Credit default swaps — buy protection outstanding as of February 28, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	625	$(24,619)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	210	(8,147)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/17	USD	70	(1,150)
Total						$(33,916)

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	143	$18,667
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	70	6,862
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	232	26,075
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	58	7,054
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	250	42,155
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B-	USD	500	40,144
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	3/20/16	CCC	USD	48	1,087
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	101	7,861
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	101	7,861
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	302	19,444
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	71	3,617
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	301	295
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	CCC	USD	41	1,497
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	300	24,289
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD	300	25,738
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	708	37,980
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	114	503
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	204	12,033
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	390	19,372
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B-	USD	125	13,964
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B-	USD	185	13,543
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	222	6,990
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	187	(1,422)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	129	1,610
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	USD	430	74,431
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	1,500	362,674
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD	900	70,364
Total							$844,688

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

[3]	Using S&P’s rating of the issuer.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Consolidated Financial Statements.

24	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$19,024,477	$1,284,531	$4,867,942	$25,176,950
Corporate Bonds	—	276,591,007	3,974,553	280,565,560
Floating Rate Loan Interests	—	54,412,941	9,296,536	63,709,477
Other Interests	88	—	33	121
Preferred Securities	3,117,100	1,381,862	—	4,498,962
Warrants	55,575	—	58,758	114,333
Options Purchased:
Equity contracts	1,960	—	—	1,960

Total	$22,199,200	$333,670,341	$18,197,822	$374,067,363

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$846,110	—	$846,110
Foreign currency exchange contracts	—	949,539	—	949,539
Liabilities:
Credit contracts	—	(85,893)	—	(85,893)
Equity contracts	$(59,470)	—	—	(59,470)
Foreign currency exchange contracts	—	(5,376)	—	(5,376)

Total	$(59,470)	$1,704,380	—	$1,644,910

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,687,665	—	—	$3,687,665
Foreign currency at value	9,196	—	—	9,196
Cash pledged as collateral for financial futures contracts	231,000	—	—	231,000
Cash pledged as collateral for swaps	600,000	—	—	600,000
Liabilities:
Loan payable	—	$(98,000,000)	—	(98,000,000)
Cash received as collateral for swaps	—	(600,000)	—	(600,000)

Total	$4,527,861	$(98,600,000)	—	$(94,072,139)

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2013.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of February 29, 2012	$4,138,509	$4,181,040	$5,454,878	$34	—	$13,774,461
Transfers into Level 3[1]	340	1,165,837	—	—	—	1,166,177
Transfers out of Level 3[1]	—	—	(201,394)	—	—	(201,394)
Accrued discounts/premiums	—	(7,560)	55,798	—	—	48,238
Net realized gain (loss)	(1,186,175)	6,507	(508,051)	—	—	(1,687,719)
Net change in unrealized appreciation/depreciation[2]	1,278,016	(1,251,301)	1,070,406	(1)	$58,758	1,155,878
Purchases	637,262	2,369,423	6,116,809	—	—	9,123,494
Sales	(10)	(2,489,393)	(2,691,910)	—	—	(5,181,313)

Closing Balance, as of February 28, 2013	$4,867,942	$3,974,553	$9,296,536	$33	$58,758	$18,197,822

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $(648,258).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Opening Balance, as of February 29, 2012	$216,962
Transfers into Level 3[3]	—
Transfers out of Level 3[3]	(9,242)
Accrued discounts/ premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(207,720)
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of February 28, 2013	—

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

26	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $8,319,823.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$3,991,905	Market Comparable Companies	EBITDA Multiple	6.56x
			Enterprise Value/Oil Barrel Multiple	CAD[2] 0.44x
	217,425	Restructure terms[3]	N/A	—

Corporate Bonds	1,032,494	Market Comparable Companies	Yield	12.10%
	585,003	Discounted Cash Flow	Yield	12%
	406	Estimated Final Distribution	Recovery Rate	0.05%
	1,608,700	Cost[4]	N/A	—

Floating Rate Loan Interests	633,308	Discounted Cash Flow	Yield	9.50%
	1,750,000	Cost[4]	N/A	—
	27,681	Discounted Vendor Price	Distribution Rate	0.51639

Warrants	31,077	Black-Scholes	Implied Volatility	90%

Total	$9,877,999

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Enterprise Value/Oil Barrel Multiple	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
Distribution Rate	Decrease	Increase
Implied Volatility	Increase	Decrease

[2]	Canadian Dollar.

[3]	Investment is valued based on the company’s financial restructuring plan.

[4]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	27

Consolidated Schedule of Investments February 28, 2013	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.5%
Dana Holding Corp.	59,109	$988,893
Delphi Automotive Plc (a)	8,900	369,587

		1,358,480
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	7,130	106,451
Capital Markets — 1.7%
American Capital Ltd. (a)	281,903	3,941,004
E*Trade Financial Corp. (a)	74,600	798,966
Uranium Participation Corp. (a)	35,440	183,515

		4,923,485
Chemicals — 0.5%
ADA-ES, Inc. (a)	1,820	48,357
CF Industries Holdings, Inc.	3,600	722,988
Huntsman Corp.	34,500	594,435

		1,365,780
Commercial Banks — 0.6%
CIT Group, Inc. (a)	39,377	1,648,321
Communications Equipment — 0.2%
Loral Space & Communications Ltd.	12,778	744,191
Diversified Financial Services — 0.7%
Bank of America Corp.	24,100	270,643
Kcad Holdings I Ltd.	281,902,800	1,902,844

		2,173,487
Diversified Telecommunication Services — 0.2%
Broadview Networks Holdings, Inc. (a)	33,638	225,035
Level 3 Communications, Inc. (a)	22,280	445,154

		670,189
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	70,784	1
Energy Equipment & Services — 0.8%
Laricina Energy Ltd. (a)	35,294	1,197,857
Osum Oil Sands Corp. (a)	82,000	1,083,394

		2,281,251
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Corp. (a)	39,748	496,850
Travelport LLC	76,940	769

		497,619
Insurance — 1.0%
American International Group, Inc. (a)	79,040	3,004,310
Media — 1.3%
Belo Corp., Class A	23,782	205,477
Charter Communications, Inc., Class A (a)	42,179	3,643,844
Clear Channel Outdoor Holdings, Inc., Class A (a)	9,964	75,726

		3,925,047
Metals & Mining — 0.1%
African Minerals Ltd. (a)	47,050	201,030
Peninsula Energy Ltd. (a)	7,628,138	254,868

		455,898
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (a)	196,300	38,097
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd. (a)	489,913	1,553,470
Ainsworth Lumber Co. Ltd. (a)(b)	140,415	443,882
NewPage Corp.	8,280	703,800
Western Forest Products, Inc. (a)	158,023	201,479
Western Forest Products, Inc. (a)	45,762	55,469

		2,958,100
Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Ltd. (a)	4,464	$68,879
NXP Semiconductors NV (a)	9,532	308,074
Spansion, Inc., Class A (a)	39,567	465,308
SunPower Corp. (a)	271	3,182

		845,443
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)	501	5
HMH Holdings/EduMedia (a)	20,718	379,821

		379,826
Total Common Stocks — 9.2%		27,375,976

Corporate Bonds	Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD 610	632,875
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	160	174,300
7.13%, 3/15/21	260	283,400
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	846	933,772
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)	535	549,755
Spirit Aerosystems, Inc., 7.50%, 10/01/17	337	357,220

		2,931,322
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	554	557,335
Series 2, 12.38%, 8/16/15	561	564,296

		1,121,631
Airlines — 1.7%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	672	699,082
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18 (c)	188	190,338
Series 2010-1, Class B, 6.00%, 7/12/20	408	420,177
Series 2012-3, Class C, 6.13%, 4/29/18	930	927,675
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24	585	647,495
Series 2009-1, Class B, 9.75%, 6/17/18	185	205,325
Series 2010-1, Class B, 6.38%, 7/02/17	500	521,250
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	566	597,328
Series 2012-1, Class C, 9.13%, 10/01/15	418	447,260
Series 2012-2, Class B, 6.75%, 12/03/22	300	313,500

		4,969,430
Auto Components — 2.0%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	150	153,000
Dana Holding Corp., 6.75%, 2/15/21	450	489,937
Delphi Corp.:
6.13%, 5/15/21	75	81,750
5.00%, 2/15/23	150	156,188
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)	255	255,638
8.00%, 1/15/18	2,805	3,004,856
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)	380	416,100

See Notes to Consolidated Financial Statements.

28	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Auto Components (concluded)
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 8.25%, 3/15/20	GBP 482	$819,842
Titan International, Inc., 7.88%, 10/01/17	USD 465	498,712

		5,876,023
Beverages — 0.1%
Crown European Holdings SA:
7.13%, 8/15/18 (b)	EUR 198	279,825
7.13%, 8/15/18	88	124,367

		404,192
Building Products — 0.9%
Building Materials Corp. of America (b):
7.00%, 2/15/20	USD 530	573,725
6.75%, 5/01/21	790	848,262
Grohe Holding GmbH, 8.75%, 12/15/17 (e)	EUR 100	136,756
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD 350	359,188
USG Corp., 9.75%, 1/15/18	715	841,019

		2,758,950
Capital Markets — 0.4%
E*Trade Financial Corp. (d)(f):
0.01%, 8/31/19 (b)	244	255,133
Series A, 0.00%, 8/31/19	7	7,319
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)	450	529,189
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)	473	475,365

		1,267,006
Chemicals — 3.5%
Axiall Corp., 4.88%, 5/15/23 (b)	177	179,655
Basell Finance Co. BV, 8.10%, 3/15/27 (b)	420	554,400
Celanese US Holdings LLC, 5.88%, 6/15/21	1,292	1,411,510
Ciech Group Financing AB, 9.50%, 11/30/19	EUR 160	227,688
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)	USD 375	381,094
Huntsman International LLC, 8.63%, 3/15/21	170	192,100
INEOS Finance Plc, 7.50%, 5/01/20 (b)	370	398,675
Kraton Polymers LLC, 6.75%, 3/01/19	125	130,000
LyondellBasell Industries NV, 5.75%, 4/15/24	2,610	3,034,125
Nexeo Solutions LLC, 8.38%, 3/01/18	90	87,975
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	225	238,500
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 6/15/18	EUR 342	495,613
PolyOne Corp., 7.38%, 9/15/20	USD 215	238,112
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	745	771,075
Tronox Finance LLC, 6.38%, 8/15/20 (b)	1,357	1,348,519
US Coatings Acquisition, Inc./Flash Dutch 2 BV:
5.75%, 2/01/21	EUR 200	266,332
7.38%, 5/01/21 (b)	USD 357	369,495

		10,324,868
Commercial Banks — 0.9%
CIT Group, Inc.:
5.25%, 3/15/18	550	591,250
6.63%, 4/01/18 (b)	310	351,850
5.50%, 2/15/19 (b)	530	576,375
5.00%, 8/15/22	480	513,600
6.00%, 4/01/36	550	538,796

		2,571,871
Commercial Services & Supplies — 2.3%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	279	299,925
ARAMARK Holdings Corp. (b):
8.63%, 5/01/16 (g)	440	448,804
5.75%, 3/15/20 (h)	655	668,100
Corporate Bonds	Par (000)	Value
Commercial Services & Supplies (concluded)
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	USD 540	$584,465
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	102	106,898
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	25	26,875
Casella Waste Systems, Inc., 7.75%, 2/15/19	54	51,705
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)	622	629,775
Clean Harbors, Inc., 5.25%, 8/01/20	528	543,840
Covanta Holding Corp., 6.38%, 10/01/22	635	688,553
EC Finance Plc, 9.75%, 8/01/17	EUR 503	714,152
HDTFS, Inc. (b):
5.88%, 10/15/20	USD 65	67,600
6.25%, 10/15/22	265	284,875
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	76	80,465
Mobile Mini, Inc., 7.88%, 12/01/20	365	406,063
RSC Equipment Rental, Inc., 8.25%, 2/01/21	468	530,595
Verisure Holding AB:
8.75%, 9/01/18	EUR 184	259,439
8.75%, 12/01/18	100	133,166
West Corp., 8.63%, 10/01/18	USD 135	143,775

		6,669,070
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28	60	46,200
6.45%, 3/15/29	185	143,837
Avaya, Inc., 9.75%, 11/01/15	629	618,779
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	950	1,061,625
10.13%, 7/01/20	1,270	1,489,075

		3,359,516
Computers & Peripherals — 0.2%
EMC Corp., Series B, 1.75%, 12/01/13 (d)	201	290,696
SanDisk Corp., 1.50%, 8/15/17 (d)	285	350,907

		641,603
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)	200	207,500
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)	441	482,895
Weekley Homes LLC, 6.00%, 2/01/23 (b)	156	159,120

		849,515
Construction Materials — 2.1%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR 138	193,804
HD Supply, Inc. (b):
8.13%, 4/15/19	USD 1,265	1,424,706
11.00%, 4/15/20	1,325	1,596,625
7.50%, 7/15/20	1,947	1,949,434
11.50%, 7/15/20	520	599,300
HeidelbergCement AG, 7.50%, 4/03/20	EUR 54	84,952
Xefin Lux SCA, 8.00%, 6/01/18 (b)	254	356,066

		6,204,887
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD 445	485,050
Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR 200	283,304
7.38%, 10/15/17 (b)	375	531,195
7.38%, 10/15/17 (b)	USD 200	217,750
9.13%, 10/15/20 (b)	409	447,855

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Containers & Packaging (concluded)
Ardagh Packaging Finance Plc (concluded):
9.13%, 10/15/20 (b)	USD 395	$430,550
7.00%, 11/15/20 (b)	480	481,200
4.88%, 11/15/22 (b)	200	197,000
5.00%, 11/15/22	EUR 220	285,067
Berry Plastics Corp.:
4.18%, 9/15/14 (e)	USD 300	300,000
8.25%, 11/15/15	115	119,853
9.75%, 1/15/21	185	213,675
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR 706	924,207
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD 11	11,990
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (b)	122	119,255
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR 267	378,281
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD 375	412,500
Pactiv LLC, 7.95%, 12/15/25	412	386,250
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)	553	611,065

		6,350,997
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17 (b)	1,374	1,446,135
Diversified Consumer Services — 2.1%
313 Group, Inc. (b):
6.38%, 12/01/19	987	962,325
8.75%, 12/01/20	597	589,537
Laureate Education, Inc., 9.25%, 9/01/19 (b)	1,250	1,359,375
Service Corp. International, 7.00%, 6/15/17	2,780	3,144,875
ServiceMaster Co., 8.00%, 2/15/20	190	201,400

		6,257,512
Diversified Financial Services — 5.3%
Air Lease Corp., 4.50%, 1/15/16	590	603,275
Aircastle Ltd.:
6.75%, 4/15/17	375	413,438
6.25%, 12/01/19	326	351,265
Ally Financial, Inc.:
7.50%, 12/31/13	280	294,000
8.00%, 11/01/31	3,000	3,768,750
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	472	465,510
Co-Operative Group Ltd. (i):
5.63%, 7/08/20	GBP 170	270,278
6.25%, 7/08/26	100	159,745
DPL, Inc.:
6.50%, 10/15/16	USD 324	340,200
7.25%, 10/15/21	851	912,698
Gala Group Finance Plc, 8.88%, 9/01/18	GBP 600	983,048
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD 300	345,000
Lehman Brothers Holdings, Inc. (a)(j):
5.38%, 10/17/13	EUR 150	53,364
4.75%, 1/16/14	760	270,379
1.00%, 2/05/14	1,600	558,775
1.00%, 9/22/18	USD 175	45,500
1.00%, 12/31/49	620	161,200
Leucadia National Corp., 8.13%, 9/15/15	825	932,250
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	245	263,069
9.00%, 4/15/19	475	503,500
7.88%, 8/15/19	255	281,775
9.88%, 8/15/19	580	635,100
5.75%, 10/15/20	2,085	2,152,763
Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
WMG Acquisition Corp.:
11.50%, 10/01/18	USD 416	$483,080
6.00%, 1/15/21 (b)	331	342,585

		15,590,547
Diversified Telecommunication Services — 2.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	518	505,856
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., 6.38%, 9/15/20 (b)	475	491,031
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)	345	390,713
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)	315	340,200
Level 3 Financing, Inc.:
8.13%, 7/01/19	1,180	1,286,200
7.00%, 6/01/20 (b)	434	455,700
8.63%, 7/15/20	845	937,950
Lynx I Corp., 5.38%, 4/15/21 (b)	290	297,250
OTE Plc, 7.25%, 2/12/15 (i)	EUR 101	132,520
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	250	334,547
6.75%, 8/15/24	467	637,128
tw telecom Holdings, Inc., 5.38%, 10/01/22	USD 300	312,750
Windstream Corp.:
8.13%, 8/01/13	460	472,052
7.88%, 11/01/17	393	445,072
7.50%, 4/01/23	80	83,600
6.38%, 8/01/23 (b)	80	78,400

		7,200,969
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	290	321,854
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR 1,300	1,733,365

		2,055,219
Electrical Equipment — 0.5%
Belden, Inc., 5.50%, 9/01/22 (b)	USD 370	379,250
General Cable Corp., 5.75%, 10/01/22 (b)	610	625,250
Techem GmbH, 6.13%, 10/01/19	EUR 300	416,144

		1,420,644
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD 235	282,588
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (b)	100	114,250

		396,838
Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc., 6.50%, 2/01/20	140	152,250
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	335	336,675
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17	250	257,812
6.50%, 6/01/21	1,255	1,305,200
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	1,083	1,120,905
Genesis Energy LP/Genesi Energy Finance Corp, 5.75%, 2/15/21 (b)	170	175,950
Gulfmark Offshore, Inc., 6.38%, 3/15/22	155	160,038
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	315	330,750
MEG Energy Corp. (b):
6.50%, 3/15/21	1,365	1,440,075
6.38%, 1/30/23	360	372,600

See Notes to Consolidated Financial Statements.

30	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services (concluded)
Oil States International, Inc.:
6.50%, 6/01/19	USD 320	$342,400
5.13%, 1/15/23 (b)	135	135,000
Peabody Energy Corp.:
6.00%, 11/15/18	230	244,375
6.25%, 11/15/21	1,175	1,222,000
7.88%, 11/01/26	375	401,250
4.75%, 12/15/41 (d)	713	605,604
Precision Drilling Corp.:
6.63%, 11/15/20	75	79,688
6.50%, 12/15/21	295	312,700
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)	234	245,700
Seadrill Ltd., 5.63%, 9/15/17 (b)	1,360	1,377,000
Tervita Corp., 8.00%, 11/15/18 (b)	372	383,160

		11,001,132
Food & Staples Retailing — 0.4%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP 319	491,198
Rite Aid Corp., 9.25%, 3/15/20	USD 375	420,000
Zobele Holding SpA, 7.88%, 2/01/18	EUR 100	132,513

		1,043,711
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18	USD 115	130,813
Del Monte Corp., 7.63%, 2/15/19	61	63,288
Post Holdings, Inc., 7.38%, 2/15/22	520	561,600
Smithfield Foods, Inc., 6.63%, 8/15/22	477	518,737

		1,274,438
Health Care Equipment & Supplies — 2.3%
Biomet, Inc. (b):
6.50%, 8/01/20	1,779	1,881,292
6.50%, 10/01/20	2,161	2,225,830
DJO Finance LLC:
8.75%, 3/15/18	379	418,321
7.75%, 4/15/18	100	99,500
9.88%, 4/15/18	450	480,375
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)	290	316,100
Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (b)	208	225,160
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	540	619,650
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)	320	313,600
Teleflex, Inc., 6.88%, 6/01/19	295	320,813

		6,900,641
Health Care Providers & Services — 8.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	570	611,325
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP 130	198,696
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD 785	825,231
7.13%, 7/15/20	456	491,340
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR 494	683,638
Crown Newco 3 Plc:
7.00%, 2/15/18	GBP 100	156,635
7.00%, 2/15/18 (b)	364	570,153
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD 893	930,953
HCA Holdings, Inc., 6.25%, 2/15/21	1,096	1,156,280
HCA, Inc.:
8.50%, 4/15/19	135	149,513
6.50%, 2/15/20	2,045	2,290,400
7.88%, 2/15/20	275	304,906
Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc. (concluded):
7.25%, 9/15/20	USD 2,410	$2,675,100
5.88%, 3/15/22	220	237,050
4.75%, 5/01/23	1,041	1,038,397
Hologic, Inc., 6.25%, 8/01/20 (b)	1,897	2,001,335
IASIS Healthcare LLC, 8.38%, 5/15/19	646	665,380
INC Research LLC, 11.50%, 7/15/19 (b)	350	373,625
inVentiv Health, Inc., 9.00%, 1/15/18 (b)	630	656,775
Omnicare, Inc.:
7.75%, 6/01/20	1,005	1,115,550
3.75%, 4/01/42 (d)	161	167,843
Symbion, Inc., 8.00%, 6/15/16	345	360,525
Tenet Healthcare Corp.:
6.25%, 11/01/18	1,075	1,190,562
8.88%, 7/01/19	2,624	2,965,120
6.75%, 2/01/20	525	561,750
4.50%, 4/01/21 (b)	722	712,073
Vanguard Health Holding Co. II LLC:
8.00%, 2/01/18	243	258,795
7.75%, 2/01/19 (b)	465	498,131
Voyage Care Bondco Plc, 6.50%, 8/01/18	GBP 130	200,668

		24,047,749
Health Care Technology — 1.0%
IMS Health, Inc. (b):
12.50%, 3/01/18	USD 2,225	2,681,125
6.00%, 11/01/20	143	148,720

		2,829,845
Hotels, Restaurants & Leisure — 3.3%
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/18	495	326,700
8.50%, 2/15/20	200	195,000
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)	1,016	1,003,300
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)	325	339,625
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR 480	614,130
Diamond Resorts Corp., 12.00%, 8/15/18	USD 1,190	1,309,000
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	140	139,125
Enterprise Inns Plc, 6.50%, 12/06/18	GBP 324	482,923
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR 265	356,350
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	USD 300	288,000
MCE Finance Ltd., 5.00%, 2/15/21 (b)	677	677,000
MTR Gaming Group, Inc., 11.50%, 8/01/19 (g)	151	156,780
Regal Entertainment Group, 5.75%, 2/01/25	260	254,800
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)	600	588,000
Station Casinos LLC:
3.66%, 6/18/18	672	672,000
7.50%, 3/01/21 (b)	1,178	1,185,362
Travelport LLC:
4.94%, 9/01/14 (e)	180	163,800
6.31%, 12/01/16 (b)(g)	433	392,993
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(j)	305	—
The Unique Pub Finance Co. Plc, Series A3, 6.54%, 3/30/21	GBP 100	151,326
Wynn Las Vegas LLC, 5.38%, 3/15/22	USD 395	415,244

		9,711,458
Household Durables — 2.6%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR 100	135,777
Ashton Woods USA LLC, 6.88%, 2/15/21 (b)	USD 228	229,140

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Household Durables (concluded)
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD 50	$53,438
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	410	434,600
Jarden Corp., 7.50%, 1/15/20	EUR 305	429,053
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD 950	1,045,000
Libbey Glass, Inc., 6.88%, 5/15/20	610	654,225
PH Holding LLC, 9.75%, 12/31/17	345	338,100
Pulte Group, Inc., 6.38%, 5/15/33	190	192,850
The Ryland Group, Inc., 6.63%, 5/01/20	340	374,000
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR 303	441,073
Standard Pacific Corp.:
10.75%, 9/15/16	USD 1,290	1,606,050
8.38%, 1/15/21	970	1,151,875
United Rentals North America, Inc., 5.75%, 7/15/18	257	276,596
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)	300	322,500

		7,684,277
Household Products — 0.8%
Ontex IV SA:
7.50%, 4/15/18	EUR 100	135,777
7.50%, 4/15/18 (b)	150	203,666
9.00%, 4/15/19	213	285,034
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD 384	408,480
6.63%, 11/15/22	250	269,375
Spectrum Brands, Inc.:
9.50%, 6/15/18	950	1,077,062
6.75%, 3/15/20 (b)	96	103,440

		2,482,834
Independent Power Producers & Energy Traders — 3.6%
The AES Corp., 7.38%, 7/01/21	275	310,750
Calpine Corp. (b):
7.25%, 10/15/17	162	172,328
7.50%, 2/15/21	90	97,875
7.88%, 1/15/23	401	444,107
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)	755	796,525
10.00%, 12/01/20 (b)	1,440	1,623,600
10.00%, 12/01/20	2,391	2,713,785
GenOn REMA LLC:
Series B 9.24%, 7/02/17	242	266,308
Series C 9.68%, 7/02/26	305	332,450
Laredo Petroleum, Inc.:
9.50%, 2/15/19	485	548,050
7.38%, 5/01/22	370	401,450
NRG Energy, Inc.:
7.63%, 1/15/18	1,526	1,749,177
6.63%, 3/15/23 (b)	660	702,900
QEP Resources, Inc.:
5.38%, 10/01/22	333	348,818
5.25%, 5/01/23	255	263,925

		10,772,048
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)	580	584,350
Insurance — 0.6%
Alliant Holdings I, Inc., 7.88%, 12/15/20 (b)	1,120	1,125,600
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	225	238,500
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	260	257,400
TMF Group Holding BV, 9.88%, 12/01/19	EUR 100	131,860

		1,753,360
Corporate Bonds	Par (000)	Value
Internet Software & Services — 0.1%
Cerved Technologies SpA:
6.38%, 1/15/20	EUR 100	$129,902
8.00%, 1/15/21	100	126,965
Equinix, Inc., 4.88%, 4/01/20	USD 149	149,000

		405,867
IT Services — 3.3%
Ceridian Corp., 8.88%, 7/15/19 (b)	1,260	1,420,650
Epicor Software Corp., 8.63%, 5/01/19	570	614,175
First Data Corp.:
7.38%, 6/15/19 (b)	1,580	1,660,975
8.88%, 8/15/20 (b)	535	591,175
6.75%, 11/01/20 (b)	1,906	1,956,032
8.25%, 1/15/21 (b)	130	132,925
11.25%, 1/15/21 (b)	499	508,980
12.63%, 1/15/21	836	891,385
SunGard Data Systems, Inc.:
7.38%, 11/15/18	550	590,563
6.63%, 11/01/19 (b)	805	827,137
WEX, Inc., 4.75%, 2/01/23 (b)	495	478,913

		9,672,910
Machinery — 1.6%
Dematic SA, 7.75%, 12/15/20 (b)	93	95,093
The Manitowoc Co., Inc., 5.88%, 10/15/22	475	486,875
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)	282	293,280
SPX Corp., 6.88%, 9/01/17	175	195,563
Terex Corp., 6.00%, 5/15/21	475	492,812
Trinseo Materials Operating SCA, 8.75%, 2/01/19 (b)	413	411,451
UR Merger Sub Corp.:
7.38%, 5/15/20	440	481,800
7.63%, 4/15/22	1,997	2,211,677
6.13%, 6/15/23	190	199,500

		4,868,051
Media — 9.8%
Affinion Group, Inc., 7.88%, 12/15/18	395	300,200
AMC Networks, Inc.:
7.75%, 7/15/21	225	255,375
4.75%, 12/15/22	359	357,654
Cablevision Systems Corp., 5.88%, 9/15/22	560	543,200
CCO Holdings LLC:
5.25%, 9/30/22	790	777,162
5.13%, 2/15/23	620	604,500
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)	542	428,180
Checkout Holding Corp., 11.49%, 11/15/15 (b)(f)	430	317,662
Cinemark USA, Inc.:
8.63%, 6/15/19	220	243,925
5.13%, 12/15/22 (b)	213	214,065
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)(h)	748	695,640
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (b)	1,679	1,767,147
6.50%, 11/15/22 (b)	621	648,945
Series B, 7.63%, 3/15/20	1,127	1,166,445
DISH DBS Corp.:
5.88%, 7/15/22	1,010	1,065,550
5.00%, 3/15/23 (b)	680	674,900
Harron Communications LP, 9.13%, 4/01/20 (b)	320	352,000
Intelsat Jackson Holdings SA:
7.25%, 10/15/20	700	750,750
6.63%, 12/15/22 (b)	170	171,275

See Notes to Consolidated Financial Statements.

32	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Intelsat Luxembourg SA:
11.25%, 2/04/17	USD 620	$658,750
11.50%, 2/04/17	2,245	2,388,417
Interactive Data Corp., 10.25%, 8/01/18	1,345	1,524,894
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	340	366,775
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR 345	482,304
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD 735	797,475
Lynx I Corp., 6.00%, 4/15/21	GBP 1,020	1,589,944
Lynx II Corp., 6.38%, 4/15/23 (b)	USD 200	207,250
The McClatchy Co., 9.00%, 12/15/22 (b)	430	454,725
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	558	608,220
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR 200	274,165
Nielsen Finance LLC:
11.63%, 2/01/14	USD 117	127,823
7.75%, 10/15/18	1,143	1,265,872
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP 207	326,591
ProQuest LLC, 9.00%, 10/15/18 (b)	USD 181	179,643
ProtoStar I Ltd., 18.00%, 10/15/13	850	425
Sterling Entertainment Corp., 10.00%, 12/15/19	875	875,000
Unitymedia GmbH:
9.63%, 12/01/19 (b)	EUR 570	823,417
9.50%, 3/15/21	320	475,680
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19	794	1,127,309
5.50%, 1/15/23 (b)	USD 520	525,200
Univision Communications, Inc., 6.75%, 9/15/22 (b)	438	473,040
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR 300	415,165
6.38%, 7/01/20 (b)	822	1,137,551
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD 358	375,900
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR 178	250,979

		29,067,089
Metals & Mining — 4.9%
ArcelorMittal:
9.50%, 2/15/15	USD 315	355,556
4.25%, 8/05/15	395	408,960
4.25%, 3/01/16	125	128,750
5.00%, 2/25/17	419	435,969
6.13%, 6/01/18	418	450,729
6.00%, 3/01/21	59	62,615
6.75%, 2/25/22	493	542,846
7.50%, 10/15/39	61	63,236
7.25%, 3/01/41	232	231,420
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR 460	620,071
FMG Resources August 2006 Property Ltd. (b):
6.38%, 2/01/16	USD 438	456,511
6.00%, 4/01/17	480	500,400
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)	300	326,250
GoldCorp, Inc., 2.00%, 8/01/14 (d)	1,060	1,110,350
Kaiser Aluminum Corp., 8.25%, 6/01/20	225	251,438
New Gold, Inc. (b):
7.00%, 4/15/20	150	162,000
6.25%, 11/15/22	300	315,750
New World Resources NV:
7.88%, 5/01/18	EUR 210	281,151
7.88%, 1/15/21	320	386,443
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	USD 1,475	1,628,953
Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Novelis, Inc., 8.75%, 12/15/20	USD 3,065	$3,432,800
Peninsula Energy Ltd., 11.00, 12/14/14	600	600,000
Perstorp Holding AB, 8.75%, 5/15/17 (b)	205	215,250
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR 315	368,190
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD 245	262,150
Taseko Mines Ltd., 7.75%, 4/15/19	420	417,900
Vedanta Resources Plc, 8.25%, 6/07/21 (b)	270	307,125
Walter Energy, Inc., 9.88%, 12/15/20 (b)	132	143,550

		14,466,363
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17	792	837,540
Dufry Finance SCA, 5.50%, 10/15/20 (b)	403	420,128

		1,257,668
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP:
6.13%, 7/15/22	275	294,937
4.88%, 5/15/23	375	371,250
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (d)	880	839,850
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)	680	731,000
BreitBurn Energy Partners LP, 7.88%, 4/15/22	255	270,938
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	240	252,000
Chaparral Energy, Inc., 7.63%, 11/15/22	220	238,700
Chesapeake Energy Corp.:
7.25%, 12/15/18	120	135,600
6.63%, 8/15/20	180	197,100
6.88%, 11/15/20	175	192,500
6.13%, 2/15/21	78	82,680
Concho Resources, Inc.:
7.00%, 1/15/21	160	176,800
6.50%, 1/15/22	297	323,730
5.50%, 10/01/22	225	234,281
CONSOL Energy, Inc., 8.25%, 4/01/20	315	347,287
Continental Resources, Inc., 7.13%, 4/01/21	370	419,950
Crosstex Energy LP, 8.88%, 2/15/18	150	161,625
Crown Oil Partners IV LP, 15.00%, 3/07/15	609	639,846
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22 (b)	385	387,887
Denbury Resources, Inc., 4.63%, 7/15/23	771	756,544
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	465	525,450
7.75%, 6/15/19	540	579,150
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19	345	376,050
7.75%, 9/01/22	215	232,738
EV Energy Partners LP, 8.00%, 4/15/19	150	157,125
Halcon Resources Corp., 8.88%, 5/15/21 (b)	415	446,125
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	260	286,650
Holly Energy Partners LP, 6.50%, 3/01/20 (b)	155	165,850
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	350	393,750
Linn Energy LLC:
6.50%, 5/15/19	43	44,505
6.25%, 11/01/19 (b)	1,192	1,215,840
8.63%, 4/15/20	110	121,688
7.75%, 2/01/21	155	167,400
MarkWest Energy Partners LP:
5.50%, 2/15/23	225	236,250
4.50%, 7/15/23	152	148,580
Newfield Exploration Co., 6.88%, 2/01/20	780	836,550
Northern Oil and Gas, Inc., 8.00%, 6/01/20	310	323,950
Oasis Petroleum, Inc.:
7.25%, 2/01/19	205	221,400
6.50%, 11/01/21	290	313,200

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Offshore Group Investments Ltd., 11.50%, 8/01/15	USD 692	$754,280
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)	220	239,250
PDC Energy, Inc., 7.75%, 10/15/22 (b)	210	222,075
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)	610	622,200
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)	775	852,500
Plains Exploration & Production Co., 6.88%, 2/15/23	1,050	1,210,125
Range Resources Corp.:
8.00%, 5/15/19	345	379,500
5.75%, 6/01/21	1,019	1,085,235
5.00%, 8/15/22	401	410,022
Regency Energy Partners LP:
6.88%, 12/01/18	393	424,440
5.50%, 4/15/23	652	687,860
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (b)	1,623	1,675,747
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16	1,520	1,679,600
6.50%, 11/01/20 (b)	325	342,875
SandRidge Energy, Inc., 7.50%, 2/15/23	513	537,367
SESI LLC:
6.38%, 5/01/19	325	348,562
7.13%, 12/15/21	235	260,263
SM Energy Co.:
6.63%, 2/15/19	130	139,425
6.50%, 11/15/21	265	288,188
6.50%, 1/01/23	390	422,175
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	155	161,588
Vanguard Natural Resources, 7.88%, 4/01/20	270	283,500

		26,873,533
Paper & Forest Products — 0.8%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	355	382,513
Boise Paper Holdings LLC:
9.00%, 11/01/17	60	64,875
8.00%, 4/01/20	125	137,813
Clearwater Paper Corp., 7.13%, 11/01/18	585	633,262
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	345	362,250
NewPage Corp., 11.38%, 12/31/14 (a)(j)	1,913	—
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19	200	224,000
6.63%, 4/15/21	140	144,900
Unifrax I LLC, 7.50%, 2/15/19 (b)	260	263,900

		2,213,513
Pharmaceuticals — 1.6%
Capsugel Finance Co. SCA:
9.88%, 8/01/19 (b)	EUR 200	293,749
9.88%, 8/01/19	100	146,874
Elan Corp. Plc, 6.25%, 10/15/19 (b)	USD 643	737,039
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	414	475,065
Mylan, Inc., 6.00%, 11/15/18 (b)	120	132,164
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	434	455,971
6.88%, 12/01/18	762	827,722
6.38%, 10/15/20	405	435,881
6.75%, 8/15/21	490	529,813
Warner Chilcott Co. LLC, 7.75%, 9/15/18	615	664,200

		4,698,478
Corporate Bonds	Par (000)	Value
Professional Services — 0.3%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR 120	$156,901
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)	USD 510	571,200

		728,101
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP, 7.75%, 2/15/18 (b)	283	284,415
Felcor Lodging LP:
6.75%, 6/01/19	1,023	1,099,086
5.63%, 3/01/23 (b)	258	259,612
The Rouse Co. LP, 6.75%, 11/09/15	520	540,800

		2,183,913
Real Estate Management & Development — 2.6%
CBRE Services, Inc., 6.63%, 10/15/20	335	361,800
Country Garden Holdings Co. Ltd., 7.50%, 1/10/23 (b)	200	207,500
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)	860	926,650
Forest City Enterprises, Inc., 7.63%, 6/01/15	426	424,935
IVG Immobilien AG, 8.00% (a)(e)(j)(k)	EUR 300	227,166
Mattamy Group Corp., 6.50%, 11/15/20 (b)	USD 375	373,594
Realogy Corp.:
11.50%, 4/15/17	400	426,500
12.00%, 4/15/17	100	106,750
7.88%, 2/15/19 (b)	2,065	2,245,687
7.63%, 1/15/20 (b)	505	569,387
9.00%, 1/15/20 (b)	335	384,413
Shea Homes LP, 8.63%, 5/15/19	1,405	1,559,550

		7,813,932
Road & Rail — 0.5%
The Hertz Corp.:
7.50%, 10/15/18	550	600,875
6.75%, 4/15/19 (b)	290	312,475
7.38%, 1/15/21	440	485,100
Hertz Holdings Netherlands BV, 8.50%, 7/31/15	EUR 88	122,155

		1,520,605
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology, Inc., Series C, 2.38%, 5/01/32 (b)(d)	USD 261	290,526
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)	335	342,537
Spansion LLC, 7.88%, 11/15/17	580	611,900

		1,244,963
Software — 1.2%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	421	411,527
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(g)	295	302,375
Infor US, Inc., 9.38%, 4/01/19	1,530	1,717,425
Interface Security Systems
Holdings, Inc., 9.25%,1/15/18 (b)	149	151,608
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	500	506,250
Sophia LP, 9.75%, 1/15/19 (b)	442	488,962

		3,578,147
Specialty Retail — 3.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	365	406,975
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	869	964,590
House of Fraser Funding Plc:
8.88%, 8/15/18	GBP 221	355,384
8.88%, 8/15/18 (b)	285	458,301

See Notes to Consolidated Financial Statements.

34	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
Limited Brands, Inc.:
8.50%, 6/15/19	USD 785	$961,625
5.63%, 2/15/22	160	169,200
Michaels Stores, Inc., 7.75%, 11/01/18	234	255,353
New Academy Finance Co. LLC, 8.00%, 6/15/18 (b)(g)	216	223,020
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	1,013	1,101,637
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)	1,110	1,161,337
QVC, Inc.:
7.13%, 4/15/17 (b)	230	239,559
7.50%, 10/01/19 (b)	625	689,808
7.38%, 10/15/20 (b)	290	321,447
5.13%, 7/02/22	14	14,804
Sally Holdings LLC:
6.88%, 11/15/19	545	607,675
5.75%, 6/01/22	512	540,800
Sonic Automotive, Inc., 9.00%, 3/15/18	370	407,000

		8,878,515
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22	440	477,950
Phillips-Van Heusen Corp., 4.50%, 12/15/22	253	249,521

		727,471
Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc., 2.25%, 3/01/19 (d)	70	74,988
Trading Companies & Distributors — 0.6%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)	490	527,975
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 (b):
6.50%, 5/30/21	575	607,865
5.13%, 11/30/24	635	682,625

		1,818,465
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)	431	456,860
Wireless Telecommunication Services — 4.2%
Cricket Communications, Inc., 7.75%, 10/15/20	594	605,880
Crown Castle International Corp., 5.25%, 1/15/23 (b)	1,126	1,154,150
Digicel Group Ltd. (b):
8.25%, 9/01/17	1,180	1,244,900
8.25%, 9/30/20	425	453,263
6.00%, 4/15/21 (h)	1,100	1,097,250
MetroPCS Wireless, Inc., 6.63%, 11/15/20	670	700,987
NII Capital Corp., 7.63%, 4/01/21	341	238,700
Phones4u Finance Plc:
9.50%, 4/01/18	GBP 100	156,635
9.50%, 4/01/18 (b)	400	626,542
Sprint Capital Corp., 6.88%, 11/15/28	USD 1,532	1,547,320
Sprint Nextel Corp. (b):
9.00%, 11/15/18	2,405	2,982,200
7.00%, 3/01/20	1,495	1,749,150

		12,556,977
Total Corporate Bonds — 103.5%		306,346,047

Floating Rate Loan Interests (e)
Airlines — 1.1%
Delta Air Lines, Inc., Term Loan B, 4.50%, 4/20/17	394	397,397
Northwest Airlines, Inc., Term Loan:
2.32%, 3/10/17	722	672,182
2.32%, 3/10/17	1,307	1,216,817
Floating Rate Loan Interests (e)	Par (000)	Value
Airlines (concluded)
Northwest Airlines, Inc., Term Loan (concluded):
1.70%, 9/10/18	USD 593	$529,431
1.70%, 9/10/18	588	524,966

		3,340,793
Auto Components — 1.1%
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	1,429	1,329,865
Term Loan C, 2.14%, 12/28/15	723	671,713
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17	1,345	1,344,664

		3,346,242
Building Products — 0.2%
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19	425	429,462
Capital Markets — 0.6%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	941	950,410
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17	480	482,400
Second Lien Term Loan, 8.25%, 2/28/19	415	423,300

		1,856,110
Chemicals — 0.4%
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	382	389,874
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20	705	713,559
Term Loan B, 5.25%, 2/03/20	EUR 75	98,913

		1,202,346
Commercial Services & Supplies — 0.3%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	USD 430	433,554
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16	550	553,207

		986,761
Communications Equipment — 1.4%
Alcatel-Lucent:
Term Loan D, 7.75%, 1/31/19	EUR 550	719,948
Term Loan C, 7.25%, 1/31/19	USD 1,410	1,425,510
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	126	126,832
Zayo Group LLC, Refinancing, Term Loan B, 5.25%, 7/12/19	1,814	1,820,150

		4,092,440
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 9.88%, 12/16/17	2,000	2,000,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	1,109	1,112,376
Consumer Finance — 1.4%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	4,001	4,015,163
Diversified Consumer Services — 0.2%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	144	144,301
ServiceMaster Co., New Term Loan, 4.25%, 4/01/17	465	463,422

		607,723

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value
Diversified Telecommunication Services — 0.8%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	USD 329	$332,878
2019 Term Loan B, 5.25%, 8/01/19	270	272,757
Term Loan, 4.75%, 8/01/19	1,750	1,764,000

		2,369,635
Energy Equipment & Services — 1.6%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16	1,722	1,777,782
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	2,780	2,890,828
Tervita Corp., Incremental Term Loan, 6.25%, 5/01/18	145	145,748

		4,814,358
Food & Staples Retailing — 0.0%
Rite Aid Corp., Second Lien Term Loan, 5.75%, 7/07/20	110	112,506
Food Products — 0.1%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17	215	217,621
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19	383	385,676
Capital Safety North America, Term Loan, 4.50%, 1/21/19	759	759,263
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	284	289,955

		1,434,894
Health Care Providers & Services — 0.4%
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	190	185,770
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	360	352,446
Term Loan A, 8.50%, 3/02/15	341	338,233
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16	368	362,169

		1,238,618
Hotels, Restaurants & Leisure — 3.2%
Caesars Entertainment Operating Co., Inc.:
Term Loan B1, 3.20%, 1/28/15	514	512,002
Term Loan B3, 3.20% — 3.31%, 1/28/15	26	26,096
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14	5,863	5,394,328
MGM Resorts International, Term Loan B, 4.25%, 12/20/19	1,250	1,264,375
Station Casinos, Inc., Term Loan B:
5.50%, 9/27/19	1,032	1,038,431
5.00%, 2/13/20	1,005	1,013,375
Travelport Holdings Ltd.:
Extended Tranche A Term Loan, 6.40%, 12/01/16	199	70,410
Extended Tranche B Term Loan, 13.80%, 12/01/16	667	62,257

		9,381,274
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	582	588,322
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	340	342,550
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17	68	68,883
Floating Rate Loan Interests (e)	Par (000)	Value
IT Services (concluded)
First Data Corp., Extended 2018 Term Loan B, 4.20%, 3/23/18	USD 785	$775,109

		843,992
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	240	240,022
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	204	206,788
Machinery — 0.7%
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	589	592,737
Silver II US Holdings LLC, Term Loan, 5.00%, 12/05/19	1,550	1,550,000

		2,142,737
Media — 3.7%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14	322	251,656
Tranche 1 Incremental, 7.50%, 7/03/14	1,606	1,276,969
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19	287	288,337
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16	1,327	1,134,895
Term Loan C, 3.85%, 1/29/16	397	334,970
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	433	437,478
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	412	415,218
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18	5,447	5,497,821
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18	409	409,548
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17	268	268,069
Virgin Media Investment Holdings, Term Loan B, 3.50%, 2/17/20	760	755,463

		11,070,424
Metals & Mining — 0.9%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	428	436,407
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17	2,274	2,301,546

		2,737,953
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	2,225	2,271,124
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	841	849,398
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18	235	237,205
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17	973	977,551

		4,335,278
Pharmaceuticals — 0.7%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	980	981,960
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19	728	727,265
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18	312	313,343

		2,022,568

See Notes to Consolidated Financial Statements.

36	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value
Professional Services — 0.1%
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19	USD 373	$376,625
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17	750	750,395
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	93	93,070
Extended Term Loan, 4.42%, 10/10/16	737	736,330

		829,400
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.70%, 9/29/17	287	287,396
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.45%, 12/01/16	300	300,000
Software — 0.6%
GCA Services Group, Inc., Second Lien Term Loan, 9.25%, 10/22/20	60	59,400
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	1,229	1,242,141
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20	515	535,600

		1,837,141
Specialty Retail — 0.2%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	545	550,586
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	1,131	1,142,764
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 12/19/19	440	443,529

		1,586,293
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18	610	617,369
Wireless Telecommunication Services — 1.1%
Vodafone Americas Finance 2, Inc. (g):
Term Loan, 6.88%, 8/11/15	1,938	1,976,937
Term Loan B, 6.25%, 7/11/16	1,341	1,377,492

		3,354,429
Total Floating Rate Loan Interests — 26.2%		77,578,590

Other Interests (l)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	460	11,500
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (a)	2,830	28
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)	575	6
Media — 0.0%
Adelphia Escrow (a)	750	8
Adelphia Recovery Trust (a)	941	94

		102
Total Other Interests — 0.0%		11,636

Preferred Securities	Shares	Value
Preferred Stocks
Auto Components — 1.0%
Dana Holding Corp., 4.00% (b)(d)	20,190	$2,864,456
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	8,994	204,614
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 8.00%	30,000	115,500
Total Preferred Stocks — 1.1%		3,184,570

Trust Preferreds
Diversified Financial Services — 1.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)	128,310	3,393,764
Total Preferred Securities — 2.2%		6,578,334

Warrants (m)
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Issued/exercisable 12/31/02, 3 Shares for 1 warrant, expires 10/10/13, Strike Price EUR 0.001)	700	56,611
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	32,042	—
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	22,447	41,520
Metals & Mining — 0.1%
Peninsula Minerals Ltd. (Expires 12/31/15)	3,966,632	60,776
Real Estate Investment Trusts (REITs) — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15)	2,343,076	33,985
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	334	—
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 warrant, expires 6/22/19, Strike Price $42.27)	1,164	—

		—
Total Warrants — 0.1%		192,892
Total Long-Term Investments (Cost — $405,926,537) — 141.2%		418,083,475

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (n)(o)	2,103,451	2,103,451
Total Short-Term Securities (Cost — $2,103,451) — 0.7%		2,103,451

Options Purchased
(Cost — $28,657) — (0.0)%		2,140
Total Investments Before Options Written (Cost — $408,058,645) — 141.9%		420,189,066

Options Written
(Premiums Received — $106,920) — (0.0)%		(54,924)
Total Investments, Net of Options Written — 141.9%		420,134,142
Liabilities in Excess of Other Assets — (41.9)%		(124,126,432)

Net Assets — 100.0%		$296,007,710

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$695,640	$10,662
Citigroup, Inc.	$1,097,250	$(2,750)
Pershing LLC	$668,100	$8,856

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,103,451	2,103,451	$1,034

(o)	Represents the current yield as of report date.

•	Financial futures contracts as of February 28, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(50)	S&P 500 E-Mini Index	Chicago Mercantile	March 2013	USD 3,783,250	$(63,559)

•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	525,814	AUD	507,000	Citigroup, Inc.	4/17/13	$9,666
USD	4,348,311	CAD	4,290,000	Deutsche Bank AG	4/17/13	192,612
USD	1,655,392	GBP	1,070,000	Barclays Plc	4/17/13	32,527
USD	142,506	GBP	92,000	BNP Paribas SA	4/17/13	2,970
USD	6,375,642	GBP	3,980,000	Goldman Sachs Group, Inc.	4/17/13	339,193
USD	206,130	GBP	130,000	Royal Bank of Scotland Group Plc	4/17/13	8,960
USD	115,580	EUR	87,000	BNP Paribas SA	4/23/13	1,955
USD	21,048,768	EUR	15,796,000	Citigroup, Inc.	4/23/13	418,726
USD	132,524	EUR	99,471	Deutsche Bank AG	4/23/13	2,612
USD	291,810	EUR	219,000	Goldman Sachs Group, Inc.	4/23/13	5,789
USD	134,959	EUR	100,000	Royal Bank of Scotland Group Plc	4/23/13	4,356
USD	88,843	EUR	66,000	UBS AG	4/23/13	2,645
Total						$1,022,011

•	Exchange-traded options purchased as of February 28, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Life Technologies Corp.	Call	USD	70.00	3/16/13	107	$2,140

See Notes to Consolidated Financial Statements.

38	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•	Over-the-counter options purchased as of February 28, 2013 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD	942.86	12/14/19	19	—

•	Over-the-counter credit default swaptions written as of February 28, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD	103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/13	USD	4,400	$(23,777)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD	97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/13	USD	4,400	(31,147)
Total											$(54,924)

•	Credit default swaps — buy protection outstanding as of February 28, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD 675	$(26,589)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD 225	(8,729)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/17	USD 75	(1,232)
Total					$(36,550)

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 274	$46,107
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 76	9,233
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 304	34,127
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B-	USD 500	40,144
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 110	8,530
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 110	8,530
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 324	20,903
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 76	3,858
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 367	360
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	CCC	USD 44	1,596
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD 300	25,738
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B-	USD 300	24,289
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 225	13,278
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 430	21,359
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 767	41,178
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 124	548
ARAMARK Corp.	5.00%	Credit Suisse AG	9/20/16	B-	USD 125	13,964
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B-	USD 200	14,641
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 202	(1,539)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 242	7,611
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 141	1,753
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	USD 470	81,354
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD 1,600	386,852
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD 1,000	78,182
Total						$882,596

[1]	Using the S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

[3]	Using S&P’s rating of the issuer.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks	$20,613,083	$ 1,649,188	$ 5,113,705	$ 27,375,976
Corporate Bonds	—	301,977,189	4,368,858	306,346,047
Floating Rate Loan Interests	—	62,802,735	14,775,855	77,578,590
Other Interests	94	—	11,542	11,636
Preferred Securities	3,713,878	2,864,456	—	6,578,334
Warrants	60,776	56,611	75,505	192,892
Short-Term Securities	2,103,451	—	—	2,103,451
Options Purchased:
Equity Contracts	2,140	—	—	2,140

Total	$26,493,422	$369,350,179	$24,345,465	$420,189,066

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$ 884,135	—	$ 884,135
Foreign currency exchange contracts	—	1,022,011	—	1,022,011
Liabilities:
Credit contracts	—	(93,013)	—	(93,013)
Equity contracts	$ (63,559)	—	—	(63,559)

Total	$ (63,559)	$ 1,813,133	—	$ 1,749,574

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

40	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$1,722,765	—	—	$ 1,722,765
Foreign currency at value	1,907	—	—	1,907
Cash pledged as collateral for financial futures contracts	252,000	—	—	252,000
Cash pledged as collateral for swaps	100,000	—	—	100,000
Liabilities:
Loan payable	—	$(117,000,000)	—	(117,000,000)
Cash received as collateral for swaps	—	(500,000)	—	(500,000)

Total	$2,076,672	$(117,500,000)	—	$(115,423,328)

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2013.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets/Liabilities:
Opening Balance, as of February 29, 2012	$4,322,217	$4,458,734	$9,295,244	$4,642	$352,582	$1	$18,433,420
Transfers into Level 3[1]	354	1,247,175	485,114	—	—	—	1,732,643
Transfers out of Level 3[1]	—	—	(219,218)	—	—	—	(219,218)
Accrued discounts/premiums	—	(7,558)	86,762	—	—	—	79,204
Net realized gain (loss)	(937,908)	6,959	(547,172)	—	(87,104)	(177,871)	(1,743,096)
Net change in unrealized appreciation/depreciation[2]	1,065,269	(1,329,869)	1,206,125	6,900	110,561	253,375	1,312,361
Purchases	663,785	2,602,362	7,440,914	—	—	—	10,707,061
Sales	(12)	(2,608,945)	(2,971,914)	—	(376,039)	—	(5,956,910)

Closing Balance, as of February 28, 2013	$5,113,705	$4,368,858	$14,775,855	$11,542	—	$75,505	$24,345,465

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $(852,956).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Opening Balance, as of February 29, 2012	$237,861
Transfers into Level 3[3]	—
Transfers out of Level 3[3]	(10,105)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(227,756)
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of February 28, 2013	—

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	41

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $13,595,149.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$4,184,095	Market Comparable Companies	EBITDA Multiple	6.56x
			Enterprise Value/Oil Barrel Multiple	CAD[2] 0.44x
	225,035	Restructure terms[3]	N/A	—

Corporate Bonds	1,121,631	Market Comparable Companies	Yield	12.10%
	639,846	Discounted Cash Flow	Yield	12%
	425	Estimated Final Distribution	Recovery Rate	0.05%
	1,813,100	Cost[4]	N/A	—

Floating Rate Loan Interests	690,679	Discounted Cash Flow	Yield	9.50%
	2,000,000	Cost[4]	N/A	—

Warrants	41,520	Discounted Vendor Price	Distribution Rate	0.51639
	33,985	Black-Scholes	Implied Volatility	90%

Total	$10,750,316

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Enterprise Value/Oil Barrel Multiple	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
Distribution Rate	Decrease	Increase
Implied Volatility	Increase	Decrease

[2]	Canadian Dollar.

[3]	Investment is valued based on the company’s financial restructuring plan.

[4]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Consolidated Financial Statements.

42	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments February 28, 2013	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
ACAS CLO Ltd. (a)(b):
Series 2012-1A, Class D, 5.58%, 9/20/23	USD 1,000	$1,005,000
Series 2013-1A, Class D, 1.00%, 4/20/25 (c)	500	477,500
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)	1,500	1,438,350
Apidos CDO, Series 2012-11A, Class D, 4.74%, 1/17/23 (a)(b)	550	550,825
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)	750	725,250
Carlyle Global Market Strategies, Series 2013-1A, Class C, 4.00%, 2/14/25 (a)(b)	250	250,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.89%, 1/20/25 (a)(b)	600	600,900
Cavalry CLO Ltd., Series 2A, Class D, 4.38%, 1/17/24 (a)(b)	500	486,750
CFIP CLO Ltd., Series 2013-1A, Class D, 4.04%, 4/20/24 (a)(b)	1,000	949,500
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (b)	625	630,125
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.30%, 4/20/23 (a)(b)	765	764,992
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.50%, 4/17/22 (a)(b)	1,250	1,242,875
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)	1,200	1,207,200
ING Investment Management (a)(b):
Series 2012-2A, Class D, 4.85%, 10/15/22	1,275	1,278,187
Series 2012-4A, Class C, 4.73%, 10/15/23	600	604,992
LCM IX LP, Series 9A, Class E, 4.51%, 7/14/22 (a)(b)	1,000	889,900
LCM XI LP, Series 11A, Class D2, 4.25%, 4/19/22 (a)(b)	1,300	1,287,000
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)	750	727,500
OZLM Funding Ltd. (a)(b):
Series 2012-2A, Class C, 5.08%, 10/30/23	500	504,650
Series 2013-3A, Class C, 4.15%, 1/22/25	500	488,850
Symphony CLO IX LP, Series 2012-9A, Class D, 4.55%, 4/16/22 (a)(b)	1,075	1,068,228
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.55%, 7/23/23 (a)(b)	1,200	1,215,000
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/30/23 (a)(b)	1,145	1,159,782
Total Asset-Backed Securities – 4.1%		19,553,356

Common Stocks (d)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	339,340	222,268
Containers & Packaging — 0.1%
Smurfit Kappa Plc	36,342	563,629
Diversified Financial Services — 1.1%
Kcad Holdings I Ltd.	756,012,055	5,103,081
Electrical Equipment — 0.0%
Medis Technologies Ltd.	286,757	3
Hotels, Restaurants & Leisure — 0.0%
HRP PIK Corp., Class B	5,000	—
Metals & Mining — 0.1%
Euramax International	2,337	484,990
Common Stocks (d)	Shares	Value
Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd.	1,545,197	$4,899,679
NewPage Corp.	9,120	775,200
Western Forest Products, Inc. (b)	211,149	255,938

		5,930,817
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.	1,707	20,040
Software — 0.2%
Bankruptcy Management Solutions, Inc.	1,870	19
HMH Holdings/EduMedia	52,041	954,073

		954,092
Specialty Retail — 0.0%
Movie Gallery, Inc.	503,737	5
Total Common Stocks – 2.8%		13,278,925

Corporate Bonds	Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD 980	1,016,750
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)	831	824,767
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	715	779,350
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	1,364	1,505,515
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)	405	416,170

		4,542,552
Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	381	395,983
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	1,485	1,481,288
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 2/17/16	170	188,214

		2,065,485
Auto Components — 1.5%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	150	153,000
Delphi Corp., 6.13%, 5/15/21	250	272,500
Icahn Enterprises LP:
7.75%, 1/15/16	220	229,075
8.00%, 1/15/18	4,035	4,322,494
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc):
8.25%, 3/15/20	GBP 392	666,759
5.63%, 2/01/23 (b)	USD 425	434,563
Titan International, Inc., 7.88%, 10/01/17	940	1,008,150
Venture Holdings Co. LLC (d)(e):
12.00%, 7/01/49	4,450	—
Series B, 9.50%, 7/01/05	1,800	—

		7,086,541
Beverages — 0.2%
Constellation Brands, Inc.:
7.25%, 5/15/17	57	64,624
6.00%, 5/01/22	323	352,878
Crown European Holdings SA:
7.13%, 8/15/18	EUR 52	73,489
7.13%, 8/15/18 (b)	244	344,835
Refresco Group BV, 7.38%, 5/15/18	213	290,679

		1,126,505

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Building Products — 0.7%
Building Materials Corp. of America (b):
7.00%, 2/15/20	USD 1,000	$1,082,500
6.75%, 5/01/21	590	633,512
Momentive Performance Materials, Inc., 8.88%, 10/15/20	375	384,844
USG Corp., 9.75%, 1/15/18	980	1,152,725

		3,253,581
Capital Markets — 0.3%
E*Trade Financial Corp., 0.01%, 8/31/19 (b)(f)(g)	593	620,056
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)	365	429,231
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)	302	303,510

		1,352,797
Chemicals — 4.2%
Ashland, Inc., 3.88%, 4/15/18 (b)	475	482,125
Axiall Corp., 4.88%, 5/15/23 (b)	282	286,230
Celanese US Holdings LLC, 5.88%, 6/15/21	1,104	1,206,120
Ciech Group Financing AB, 9.50%, 11/30/19	EUR 130	184,996
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)	USD 598	607,717
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (b)(g)(h)	4,171	7,132,046
Huntsman International LLC:
4.88%, 11/15/20	803	794,970
4.88%, 11/15/20	455	448,175
8.63%, 3/15/21	735	830,550
INEOS Finance Plc, 7.50%, 5/01/20 (b)	295	317,863
LyondellBasell Industries NV:
5.00%, 4/15/19	562	626,630
6.00%, 11/15/21	368	432,400
5.75%, 4/15/24	1,775	2,063,437
NOVA Chemicals Corp., 8.63%, 11/01/19	570	646,950
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	225	238,500
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)	800	880,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	940	972,900
Tronox Finance LLC, 6.38%, 8/15/20 (b)	1,569	1,559,194
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 5.75%, 2/01/21	EUR 100	133,166

		19,843,969
Commercial Banks — 0.6%
CIT Group, Inc.:
5.00%, 5/15/17	USD 620	659,525
6.63%, 4/01/18 (b)	160	181,600
5.50%, 2/15/19 (b)	1,430	1,555,125
5.00%, 8/15/22	390	417,300

		2,813,550
Commercial Services & Supplies — 1.7%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	206	221,450
ARAMARK Holdings Corp. (b):
8.63%, 5/01/16 (h)	625	637,506
5.75%, 3/15/20 (c)	1,052	1,073,040
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	714	749,986
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	55	59,125
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)	265	268,313
Clean Harbors, Inc., 5.25%, 8/01/20	427	439,810
Covanta Holding Corp., 6.38%, 10/01/22	800	867,468
EC Finance Plc, 9.75%, 8/01/17	EUR 60	85,187
The Geo Group, Inc., 7.75%, 10/15/17	USD 850	911,625
HDTFS, Inc. (b):
5.88%, 10/15/20	305	317,200
6.25%, 10/15/22	425	456,875
Corporate Bonds	Par (000)	Value
Commercial Services & Supplies (concluded)
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	USD 212	$224,455
Mobile Mini, Inc., 7.88%, 12/01/20	640	712,000
Verisure Holding AB:
8.75%, 9/01/18	EUR 290	408,898
8.75%, 12/01/18	149	198,417
West Corp., 8.63%, 10/01/18	USD 315	335,475

		7,966,830
Communications Equipment — 0.6%
Avaya, Inc.:
9.75%, 11/01/15	288	283,320
7.00%, 4/01/19 (b)	485	463,175
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	1,000	1,117,500
10.13%, 7/01/20	1,020	1,195,950

		3,059,945
Construction Materials — 1.0%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR 106	148,864
HD Supply, Inc. (b):
8.13%, 4/15/19 (i)	USD 2,080	2,342,600
7.50%, 7/15/20	1,860	1,862,325
11.50%, 7/15/20	340	391,850
HeidelbergCement AG, 7.50%, 4/03/20	EUR 46	72,367

		4,818,006
Consumer Finance — 0.1%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	USD 280	309,505
6.63%, 8/15/17	148	172,834

		482,339
Containers & Packaging — 1.4%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR 100	141,652
7.38%, 10/15/17	100	141,652
7.38%, 10/15/17 (b)	385	545,361
7.38%, 10/15/17 (b)	USD 873	950,479
9.13%, 10/15/20 (b)	300	327,000
Ball Corp., 6.75%, 9/15/20	625	689,062
Berry Plastics Corp.:
4.18%, 9/15/14 (a)	495	495,000
8.25%, 11/15/15	655	682,641
9.75%, 1/15/21	210	242,550
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR 1,243	1,627,180
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD 69	75,210
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (b)	752	735,080

		6,652,867
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (b)	615	647,288
Diversified Consumer Services — 0.5%
313 Group, Inc. (b):
6.38%, 12/01/19	403	392,925
8.75%, 12/01/20	880	869,000
Laureate Education, Inc., 9.25%, 9/01/19 (b)	1,025	1,114,688
ServiceMaster Co., 8.00%, 2/15/20	235	249,100

		2,625,713
Diversified Financial Services — 3.5%
Aircastle Ltd., 6.25%, 12/01/19	261	281,228
Ally Financial, Inc.:
7.50%, 12/31/13	90	94,500

See Notes to Consolidated Financial Statements.

44	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Ally Financial, Inc. (concluded):
8.30%, 2/12/15	USD 1,330	$1,479,625
7.50%, 9/15/20	1,990	2,407,900
8.00%, 11/01/31	2,000	2,512,500
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	490	483,263
Co-Operative Group Ltd., 5.63%, 7/08/20 (j)	GBP 240	381,568
DPL, Inc.:
6.50%, 10/15/16	USD 50	52,500
7.25%, 10/15/21	130	139,425
Gala Group Finance Plc, 8.88%, 9/01/18	GBP 400	655,366
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD 1,070	1,148,912
9.00%, 4/15/19	195	206,700
9.88%, 8/15/19	1,450	1,587,750
5.75%, 10/15/20	3,640	3,758,300
6.88%, 2/15/21	515	549,762
WMG Acquisition Corp., 6.00%, 1/15/21 (b)	656	678,960

		16,418,259
Diversified Telecommunication Services — 1.0%
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)	520	561,600
Level 3 Financing, Inc.:
8.13%, 7/01/19	2,902	3,163,180
7.00%, 6/01/20 (b)	340	357,000
OTE Plc, 7.25%, 2/12/15 (j)	EUR 104	136,456
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	119	159,244
6.75%, 8/15/24	222	302,875

		4,680,355
Electric Utilities — 0.1%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	USD 475	527,094
Electrical Equipment — 0.3%
Belden, Inc., 5.50%, 9/01/22 (b)	360	369,000
General Cable Corp., 5.75%, 10/01/22 (b)	670	686,750
Techem GmbH, 6.13%, 10/01/19	EUR 200	277,429

		1,333,179
Energy Equipment & Services — 2.7%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	USD 1,680	1,688,400
Compagnie Générale de Géophysique, Veritas, 6.50%, 6/01/21	1,000	1,040,000
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	779	806,265
Gulfmark Offshore, Inc., 6.38%, 3/15/22	130	134,225
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	265	278,250
MEG Energy Corp. (b):
6.50%, 3/15/21	1,135	1,197,425
6.38%, 1/30/23	775	802,125
Oil States International, Inc.:
6.50%, 6/01/19	475	508,250
5.13%, 1/15/23 (b)	653	653,000
Peabody Energy Corp.:
6.00%, 11/15/18	339	360,187
6.25%, 11/15/21	1,706	1,774,240
Precision Drilling Corp.:
6.63%, 11/15/20	125	132,813
6.50%, 12/15/21	840	890,400
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)	377	395,850
Seadrill Ltd., 5.63%, 9/15/17 (b)	1,783	1,805,287
Tervita Corp., 8.00%, 11/15/18 (b)	597	614,910

		13,081,627
Corporate Bonds	Par (000)	Value
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP 192	$295,643
Rite Aid Corp., 9.25%, 3/15/20	USD 435	487,200

		782,843
Food Products — 0.3%
Post Holdings, Inc., 7.38%, 2/15/22	545	588,600
Smithfield Foods, Inc., 6.63%, 8/15/22	554	602,475

		1,191,075
Health Care Equipment & Supplies — 1.3%
Biomet, Inc. (b):
6.50%, 8/01/20	1,211	1,280,632
6.50%, 10/01/20	2,593	2,670,790
DJO Finance LLC:
8.75%, 3/15/18	295	325,606
7.75%, 4/15/18	770	766,150
9.88%, 4/15/18	350	373,625
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)	145	142,100
Teleflex, Inc., 6.88%, 6/01/19	475	516,563

		6,075,466
Health Care Providers & Services — 3.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	700	750,750
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP 65	99,348
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD 345	362,681
7.13%, 7/15/20	333	358,808
Crown Newco 3 Plc:
7.00%, 2/15/18	GBP 194	303,873
7.00%, 2/15/18 (b)	108	169,166
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD 661	689,092
HCA, Inc.:
6.50%, 2/15/20	1,900	2,128,000
7.88%, 2/15/20	1,245	1,380,394
7.25%, 9/15/20	380	421,800
5.88%, 3/15/22	1,905	2,052,637
4.75%, 5/01/23	581	579,548
Hologic, Inc., 6.25%, 8/01/20 (b)	977	1,030,735
IASIS Healthcare LLC, 8.38%, 5/15/19	522	537,660
inVentiv Health, Inc., 9.00%, 1/15/18 (b)	510	531,675
Omnicare, Inc., 7.75%, 6/01/20	1,310	1,454,100
Tenet Healthcare Corp.:
6.25%, 11/01/18	516	571,470
8.88%, 7/01/19	2,305	2,604,650
6.75%, 2/01/20	340	363,800
4.50%, 4/01/21 (b)	576	568,080
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)	565	605,256

		17,563,523
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)	3,205	3,862,025
Hotels, Restaurants & Leisure — 2.6%
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/18	104	68,640
9.00%, 2/15/20 (b)	106	104,675
Caesars Operating Escrow LLC:	880	858,000
8.50%, 2/15/20
9.00%, 2/15/20 (b)	1,181	1,166,237
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)	260	271,700
Choice Hotels International, Inc., 5.75%, 7/01/22	170	188,700
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR 2,469	3,158,933
Diamond Resorts Corp., 12.00%, 8/15/18	USD 1,040	1,144,000

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR 235	$316,008
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (b)(d)(e)	USD 6,892	1
HRP Myrtle Beach Operations LLC (d)(e):
12.50%, 4/01/13 (b)	5,000	1
14.50%, 4/01/14	5,000	1
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	609	584,640
Regal Entertainment Group, 5.75%, 2/01/25	189	185,220
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)	412	403,760
Station Casinos LLC:
3.66%, 6/18/18	310	310,000
7.50%, 3/01/21 (b)	922	927,762
Travelport LLC, 4.91%, 9/01/14 (a)	1,770	1,610,700
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)(e)	530	—
The Unique Pub Finance Co. Plc, Series A3, 6.54%, 3/30/21	GBP 100	151,326
Wynn Las Vegas LLC, 5.38%, 3/15/22	USD 888	933,510

		12,383,814
Household Durables — 1.6%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR 380	515,953
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (b)	USD 366	367,830
Beazer Homes USA, Inc., 6.63%, 4/15/18	640	684,000
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	655	694,300
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	1,505	1,655,500
Libbey Glass, Inc., 6.88%, 5/15/20	175	187,688
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR 244	355,188
Standard Pacific Corp., 8.38%, 1/15/21	USD 1,685	2,000,937
United Rentals North America, Inc., 5.75%, 7/15/18	877	943,871

		7,405,267
Household Products — 0.2%
Ontex IV SA:
7.50%, 4/15/18	EUR 100	135,777
9.00%, 4/15/19	217	290,387
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD 175	186,156
6.63%, 11/15/22	200	215,500

		827,820
Independent Power Producers & Energy Traders — 4.1%
The AES Corp.:
7.75%, 10/15/15	300	336,000
9.75%, 4/15/16	1,305	1,552,950
7.38%, 7/01/21	130	146,900
Calpine Corp. (b):
7.25%, 10/15/17	818	870,147
7.50%, 2/15/21	315	342,563
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)	715	754,325
10.00%, 12/01/20 (b)	1,875	2,114,062
10.00%, 12/01/20	6,060	6,878,100
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	460	507,529
Series C, 9.68%, 7/02/26	460	501,400
Laredo Petroleum, Inc.:
9.50%, 2/15/19	1,210	1,367,300
7.38%, 5/01/22	360	390,600
Corporate Bonds	Par (000)	Value
Independent Power Producers & Energy Traders (concluded)
NRG Energy, Inc.:
7.63%, 1/15/18	USD 1,423	$1,631,114
6.63%, 3/15/23 (b)	1,435	1,528,275
QEP Resources, Inc., 5.38%, 10/01/22	335	350,913

		19,272,178
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)	920	926,900
Insurance — 0.2%
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	215	227,900
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	415	410,850
TMF Group Holding BV, 9.88%, 12/01/19	EUR 100	131,861

		770,611
Internet Software & Services — 0.0%
Equinix, Inc., 4.88%, 4/01/20	USD 100	100,000
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (b)	980	1,104,950
Epicor Software Corp., 8.63%, 5/01/19	720	775,800
First Data Corp.:
7.38%, 6/15/19 (b)	835	877,794
6.75%, 11/01/20 (b)	960	985,200
8.25%, 1/15/21 (b)	222	226,995
12.63%, 1/15/21	566	603,497
SunGard Data Systems, Inc., 6.63%, 11/01/19 (b)	740	760,350
WEX, Inc., 4.75%, 2/01/23 (b)	395	382,163

		5,716,749
Machinery — 1.0%
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)	238	247,520
Terex Corp., 6.00%, 5/15/21	760	788,500
Trinseo Materials Operating SCA, 8.75%, 2/01/19 (b)	411	409,459
UR Merger Sub Corp.:
7.38%, 5/15/20	565	618,675
7.63%, 4/15/22	2,328	2,578,260

		4,642,414
Media — 3.9%
AMC Networks, Inc.:
7.75%, 7/15/21	605	686,675
4.75%, 12/15/22	191	190,284
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)	415	327,850
Checkout Holding Corp., 11.49%, 11/15/15 (b)(f)	700	517,125
Cinemark USA, Inc.:
8.63%, 6/15/19	410	454,587
5.13%, 12/15/22 (b)	145	145,725
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)(c)	896	833,280
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (b)	684	714,780
6.50%, 11/15/22 (b)	1,846	1,942,915
Series B, 7.63%, 3/15/20	1,100	1,138,500
DISH DBS Corp., 5.88%, 7/15/22	1,265	1,334,575
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,160	1,244,100
Intelsat Luxembourg SA:
11.25%, 2/04/17	250	265,625
11.50%, 2/04/17 (h)	1,190	1,265,862
Interactive Data Corp., 10.25%, 8/01/18	1,545	1,751,644
Lynx II Corp., 6.38%, 4/15/23 (b)	200	207,250
The McClatchy Co., 9.00%, 12/15/22 (b)	230	243,225
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	920	1,002,800
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR 200	274,165

See Notes to Consolidated Financial Statements.

46	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Nielsen Finance LLC, 7.75%, 10/15/18	USD 658	$728,735
ProQuest LLC, 9.00%, 10/15/18 (b)	139	137,958
Sterling Entertainment Corp., 10.00%, 12/15/19	850	850,000
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19	1,040	1,133,600
5.50%, 1/15/23 (b)	830	838,300
Univision Communications, Inc., 6.75%, 9/15/22 (b)	255	275,400

		18,504,960
Metals & Mining — 2.2%
ArcelorMittal:
9.50%, 2/15/15	1,345	1,518,169
4.25%, 8/05/15	698	722,669
5.00%, 2/25/17	278	289,259
6.13%, 6/01/18	357	384,952
6.75%, 2/25/22	287	316,018
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR 305	411,134
FMG Resources August 2006 Property Ltd., 6.38%, 2/01/16 (b)	USD 445	463,913
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)	485	527,437
Kaiser Aluminum Corp., 8.25%, 6/01/20	360	402,300
New Gold, Inc. (b):
7.00%, 4/15/20	120	129,600
6.25%, 11/15/22	485	510,463
Novelis, Inc., 8.75%, 12/15/20	3,625	4,060,000
Perstorp Holding AB, 8.75%, 5/15/17 (b)	205	215,250
RathGibson, Inc., 11.25%, 2/15/14 (d)(e)	4,440	—
Schmolz & Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR 260	303,903
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD 390	417,300

		10,672,367
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17	241	254,858
Dufry Finance SCA, 5.50%, 10/15/20 (b)	1,068	1,113,390

		1,368,248
Oil, Gas & Consumable Fuels — 7.3%
Access Midstream Partners LP:
6.13%, 7/15/22	785	841,912
4.88%, 5/15/23	360	356,400
Chaparral Energy, Inc., 7.63%, 11/15/22	215	233,275
Chesapeake Energy Corp.:
7.25%, 12/15/18	45	50,850
6.63%, 8/15/20	500	547,500
6.88%, 11/15/20	285	313,500
6.13%, 2/15/21	435	461,100
Concho Resources, Inc.:
6.50%, 1/15/22	414	451,260
5.50%, 10/01/22	498	518,543
CONSOL Energy, Inc.:
8.25%, 4/01/20	1,885	2,078,212
6.38%, 3/01/21	440	453,200
Crosstex Energy LP, 8.88%, 2/15/18	370	398,675
Denbury Resources, Inc., 4.63%, 7/15/23	714	700,612
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	1,300	1,394,250
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	440	479,600
Halcon Resources Corp., 8.88%, 5/15/21 (b)	666	715,950
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	734	809,235
Holly Energy Partners LP, 6.50%, 3/01/20 (b)	150	160,500
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (b)	925	1,020,889
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	605	680,625
Linn Energy LLC:
6.25%, 11/01/19 (b)	1,685	1,718,700
8.63%, 4/15/20	180	199,125
7.75%, 2/01/21	715	772,200
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
MarkWest Energy Partners LP:
5.50%, 2/15/23	USD 275	$288,750
4.50%, 7/15/23	393	384,158
Newfield Exploration Co., 5.63%, 7/01/24	1,000	1,045,000
Northern Oil and Gas, Inc., 8.00%, 6/01/20	505	527,725
Oasis Petroleum, Inc.:
7.25%, 2/01/19	270	291,600
6.50%, 11/01/21	290	313,200
Offshore Group Investments Ltd., 11.50%, 8/01/15	739	805,510
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)	334	363,225
PDC Energy, Inc., 7.75%, 10/15/22 (b)	335	354,263
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)	633	645,660
Pioneer Natural Resources Co., 7.20%, 1/15/28	1,080	1,397,841
Plains Exploration & Production Co., 6.88%, 2/15/23	855	985,387
Range Resources Corp.:
6.75%, 8/01/20	420	458,850
5.75%, 6/01/21	1,273	1,355,745
5.00%, 8/15/22	504	515,340
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (b)	2,589	2,673,142
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16	2,905	3,210,025
6.50%, 11/01/20 (b)	525	553,875
SandRidge Energy, Inc., 7.50%, 2/15/23	1,119	1,172,152
SESI LLC:
6.38%, 5/01/19	530	568,425
7.13%, 12/15/21	525	581,438
SM Energy Co.:
6.50%, 11/15/21	425	462,188
6.50%, 1/01/23	200	216,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	125	130,313

		34,656,425
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	575	619,563
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	280	294,000
NewPage Corp., 11.38%, 12/31/14 (d)(e)	2,107	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (b)	200	224,000

		1,137,563
Pharmaceuticals — 0.4%
Mylan, Inc., 6.00%, 11/15/18 (b)	60	66,082
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	466	489,591
6.38%, 10/15/20	650	699,563
7.25%, 7/15/22	660	728,475

		1,983,711
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)	380	425,600
Real Estate Investment Trusts (REITs) — 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)	455	457,275
Felcor Lodging LP:
6.75%, 6/01/19	1,325	1,423,547
5.63%, 3/01/23 (b)	206	207,287

		2,088,109
Real Estate Management & Development — 1.3%
Mattamy Group Corp., 6.50%, 11/15/20 (b)	605	602,731
Realogy Corp.:
11.50%, 4/15/17	275	293,219
12.00%, 4/15/17	160	170,800
7.88%, 2/15/19 (b)	1,760	1,914,000
7.63%, 1/15/20 (b)	1,190	1,341,725
9.00%, 1/15/20 (b)	310	355,725

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Real Estate Management & Development (concluded)
Shea Homes LP, 8.63%, 5/15/19	USD 1,495	$1,659,450

		6,337,650
Road & Rail — 0.7%
The Hertz Corp.:
7.50%, 10/15/18	1,490	1,627,825
6.75%, 4/15/19 (b)	285	307,088
7.38%, 1/15/21	1,385	1,526,962

		3,461,875
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)	545	557,263
Software — 0.8%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	373	364,608
Infor US, Inc., 9.38%, 4/01/19	2,420	2,716,450
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	695	703,687

		3,784,745
Specialty Retail — 0.7%
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	734	814,740
Michaels Stores, Inc., 7.75%, 11/01/18	223	243,349
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(h)	155	160,037
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	422	458,925
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)	495	517,894
QVC, Inc., 5.13%, 7/02/22	5	5,287
Sally Holdings LLC:
6.88%, 11/15/19	650	724,750
5.75%, 6/01/22	300	316,875

		3,241,857
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22	265	287,856
PVH Corp., 7.75%, 11/15/23	410	503,320

		791,176
Trading Companies & Distributors — 0.5%
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 (b):
Class A, 5.13%, 11/30/24	1,190	1,279,250
Class B, 6.50%, 5/30/21	940	993,728

		2,272,978
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (b)	353	374,180
Wireless Telecommunication Services — 2.7%
Crown Castle International Corp., 5.25%, 1/15/23 (b)	1,165	1,194,125
Digicel Group Ltd., 8.25%, 9/30/20 (b)	995	1,061,167
Digicel Ltd., 8.25%, 9/01/17 (b)	810	854,550
MetroPCS Wireless, Inc., 6.63%, 11/15/20	608	636,120
Sprint Capital Corp., 6.88%, 11/15/28	1,650	1,666,500
Sprint Nextel Corp. (b):
9.00%, 11/15/18	4,260	5,282,400
7.00%, 3/01/20	1,770	2,070,900

		12,765,762
Total Corporate Bonds – 61.2%		290,323,636

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/24/20	930	933,776
Transdigm, Inc., Term Loan C, 4.00%, 2/28/20	475	475,893

		1,409,669
Floating Rate Loan Interests (a)	Par (000)	Value
Airlines — 0.6%
Delta Air Lines, Inc., Term Loan B, 4.50%, 4/20/17	USD 1,852	$1,868,651
Northwest Airlines, Inc.:
Term Loan, 2.32%, 3/10/17	243	226,233
Term Loan, 2.32%, 3/10/17	440	409,640
Term Loan, 1.70%, 9/10/18	199	177,667
Term Loan, 1.70%, 9/10/18	198	176,774
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14	185	184,471

		3,043,436
Auto Components — 2.3%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17	1,383	1,390,560
Second Lien Term Loan, 10.50%, 1/29/18	1,800	1,827,000
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	2,193	2,040,387
Term Loan C, 2.14%, 12/28/15	586	544,731
FleetPride Corp., First Lien Term Loan, 5.25%, 11/20/19	650	657,514
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	2,170	2,178,138
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17	1,515	1,514,621
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18	908	916,802

		11,069,753
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17	1,025	1,030,485
Building Products — 0.8%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18	1,106	1,106,268
CPG International, Inc., Term Loan, 5.75%, 9/18/19	1,441	1,452,198
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19	1,430	1,445,015

		4,003,481
Capital Markets — 1.1%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	1,025	1,035,250
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17	658	661,380
Nuveen Investments, Inc.:
Extended First Lien Term Loan, 5.70% — 5.81%, 5/13/17	418	423,353
Extended Term Loan, 5.70% — 5.81%, 5/12/17	1,202	1,218,085
Incremental Term Loan, 7.25%, 5/13/17	405	407,025
Second Lien Term Loan, 8.25%, 2/28/19	1,241	1,265,820

		5,010,913
Chemicals — 2.8%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17	2,230	2,208,374
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	1,300	1,309,750
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19	801	808,206
General Chemical Corp., Term Loan, 5.00%—5.75%, 10/06/15	882	885,680
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	1,405	1,434,164
MacDermid, Inc., Tranche C Term Loan, 2.31%, 4/11/14	EUR 606	790,184
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD 1,686	1,680,846

See Notes to Consolidated Financial Statements.

48	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Chemicals (concluded)
Tronox Pigments (Netherlands) BV, Delayed Draw Term Loan B, 4.25%, 2/08/18	USD 668	$667,561
Univar, Inc., Term Loan B, 5.00%, 6/30/17	549	546,781
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20	2,830	2,864,356
Term Loan B, 5.25%, 2/03/20	EUR 125	164,855

		13,360,757
Commercial Banks — 0.3%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	USD 1,190	1,199,984
Commercial Services & Supplies — 2.8%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19	950	957,377
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19	2,375	2,377,232
Altegrity, Inc.:
7.75%, 2/20/15	1,127	1,127,151
Term Loan, 3.20%, 2/21/15	730	704,450
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/18	431	438,622
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	760	766,100
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16	975	980,684
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19	584	589,011
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17	2,364	2,387,640
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19	555	559,856
Protection One, Inc., Term Loan, 5.75%, 3/21/19	953	961,138
West Corp., Term Loan B8, 5.75%, 2/07/18	1,250	1,253,650

		13,102,911
Communications Equipment — 3.0%
Alcatel-Lucent:
Term Loan B, 6.25%, 7/29/16	795	803,308
Term Loan C, 7.25%, 1/31/19	2,720	2,749,920
Term Loan D, 7.75%, 1/31/19	EUR 875	1,145,372
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17	USD 352	327,462
Term Loan B5, 8.00%, 3/30/18	275	276,282
CommScope, Inc., Term Loan, 4.25%, 1/12/18	1,474	1,480,058
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19	715	723,044
Telesat Canada, Term Loan A, 4.40%, 3/24/17	CAD 2,630	2,505,673
Zayo Group LLC Refinancing, Term Loan B, 5.25%, 7/12/19	USD 4,070	4,082,776

		14,093,895
Construction & Engineering — 1.2%
BakerCorp International, Inc., Term Loan, 5.00%, 2/14/20	1,183	1,185,760
Centaur LLC:
First Lien Term Loan, 8.75%, 2/15/19	1,040	1,040,655
Second Lien Term Loan, 8.75%, 2/15/20	510	517,650
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17	2,750	2,750,000

		5,494,065
Construction Materials — 1.0%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	4,766	4,779,128
Consumer Finance — 0.3%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	1,635	1,640,788
Floating Rate Loan Interests (a)	Par (000)	Value
Containers & Packaging — 0.1%
Sealed Air Corp., Term Loan, 4.00%, 10/03/18	USD 680	$687,432
Distributors — 0.2%
Crossmark Holdings, Inc., Term Loan, 4.50%, 1/31/20	425	425,178
VWR Funding, Inc., Extended Term Loan B, 4.54%, 4/03/17	500	503,595

		928,773
Diversified Consumer Services — 1.9%
Bright Horizons Family, Inc., Term Loan B, 4.00%, 1/16/20	1,030	1,035,150
Coinmach Service Corp., Term Loan B, 3.21%, 11/20/14	4,069	3,977,063
Education Management LLC, Term Loan C3, 8.25%, 3/29/18	397	341,416
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	1,291	1,297,365
ServiceMaster Co., New Term Loan, 4.25%, 4/01/17	1,580	1,574,639
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19	883	885,654

		9,111,287
Diversified Financial Services — 0.7%
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.75%, 9/28/18	2,539	2,566,664
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18	660	667,425

		3,234,089
Diversified Telecommunication Services — 3.0%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18	1,565	1,580,165
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17	2,020	2,057,811
Integra Telecom, Inc.:
Second Lien Term Loan, 9.75%, 2/15/20	420	429,450
Term Loan, 9.25%, 2/15/19	840	849,240
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	135	136,177
2019 Term Loan B, 5.25%, 8/01/19	110	111,123
Term Loan, 4.75%, 8/01/19	6,725	6,778,800
Syniverse Holdings, Inc., Delayed Draw Term Loan, 4.00%, 4/23/19	830	828,963
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17	1,483	1,478,777

		14,250,506
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17	806	807,341
Energy Equipment & Services — 1.7%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16	1,418	1,463,130
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	2,288	2,379,177
MEG Energy Corp., Term Loan, 3.75%, 3/20/20	2,963	2,969,906
Tervita Corp., Incremental Term Loan, 3.20%, 5/01/18	820	824,231
Unifrax I LLC/Unifrax Holding Co., Dollar Term Loan, 4.25%, 11/28/18	400	402,644

		8,039,088
Food & Staples Retailing — 1.5%
Alliance Boots Holdings Ltd., Term Loan B1, 3.49%, 7/09/15	GBP 3,000	4,457,306

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Food & Staples Retailing (concluded)
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD 858	$865,622
Rite Aid Corp.:
Second Lien Term Loan, 5.75%, 7/07/20	430	439,795
Term Loan 6, 4.00%, 2/21/20	405	405,782
Supervalu, Inc., Term Loan B, 6.25%, 2/05/18	940	950,575

		7,119,080
Food Products — 1.0%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17	970	981,824
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18	1,401	1,405,906
Pinnacle Foods Finance LLC, Term Loan E, 4.75%, 10/17/18	1,369	1,381,842
Solvest Ltd. (Dole):
Term Loan B-2, 5.00% — 6.00%, 7/06/18	398	398,437
Term Loan C-2, 5.00% — 6.00%, 7/06/18	713	712,994

		4,881,003
Health Care Equipment & Supplies — 2.8%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19	2,139	2,155,038
Biomet, Inc., Extended Term Loan B, 3.95% — 4.06%, 7/25/17	773	777,972
BSN Medical Acquisition Holding GmbH, Term Loan B1A, 5.00%, 8/28/19	1,360	1,365,440
Capital Safety North America, Term Loan, 4.50%, 1/21/19	1,256	1,255,512
DJO Finance LLC:
Extended Term Loan B2, 5.20%, 11/01/16	755	760,176
Term Loan B3, 6.25%, 9/15/17	2,322	2,341,333
Hologic, Inc., Term Loan B, 4.50%, 8/01/19	2,275	2,299,729
Immucor, Inc., Term Loan B2, 5.75%, 8/18/18	1,501	1,499,181
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	751	768,127

		13,222,508
Health Care Providers & Services — 3.3%
American Renal Holdings Co., Inc.:
First Lien Term Loan, 4.50%, 8/14/19	1,075	1,072,312
Second Lien Term Loan, 8.50%, 2/14/20	850	847,875
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	510	517,012
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19	785	793,715
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16	1,766	1,783,967
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16	1,960	1,973,994
Term Loan B2, 4.00%, 11/01/19	1,115	1,123,006
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18	687	688,112
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	781	765,264
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	1,817	1,779,014
Term Loan A, 8.50%, 3/02/15	546	541,173
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16	381	374,611
Incremental Term Loan B-3, 7.75%, 5/15/18	545	536,399
Medpace, Inc., Term Loan, 6.50% — 7.25%, 6/16/17	1,845	1,835,426
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19	905	917,900

		15,549,780
Floating Rate Loan Interests (a)	Par (000)	Value
Health Care Technology — 0.9%
IMS Health, Inc., Tranche B Term Loan, 3.75%, 8/25/17	USD 2,648	$2,654,278
Kinetic Concepts, Inc., Term Loan C1, 5.50%, 5/04/18	1,297	1,312,904
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19	515	518,003

		4,485,185
Hotels, Restaurants & Leisure — 4.2%
Alpha D2 Ltd., Term Loan B, 6.00%, 4/30/19	1,177	1,191,233
Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.20%, 1/28/15	2,544	2,536,304
Golden Living, Term Loan, 5.00%, 5/04/18	1,011	969,145
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14	2,703	2,486,392
MGM Resorts International, Term Loan B, 4.25%, 12/20/19	1,395	1,411,042
OSI Restaurant Partners LLC, Term Loan B, 4.75%, 10/24/19	1,043	1,056,176
Sabre, Inc., Term Loan B, 5.25%, 2/19/19	585	584,585
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17	1,417	1,422,459
Six Flags Theme Parks, Inc., Term Loan B, 4.00% — 5.25%, 12/20/18	389	393,773
Station Casinos, Inc.:
2011 Term Loan B2, 6.25%, 6/17/16	1,670	1,656,089
Term Loan B, 5.50%, 9/27/19	1,411	1,419,691
Term Loan B, 5.00%, 2/13/20	2,995	3,019,957
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19	1,781	1,795,441

		19,942,287
Household Products — 0.6%
Prestige Brands, Inc., Term Loan, 5.25% — 6.25%, 1/31/19	1,050	1,055,147
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19	1,705	1,725,597

		2,780,744
Independent Power Producers & Energy Traders — 0.5%
The AES Corp., Term Loan, 4.25%, 6/01/18	1,383	1,387,971
Calpine Corp., Term Loan B1, 4.50%, 4/02/18	756	760,606

		2,148,577
Industrial Conglomerates — 0.6%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	2,685	2,715,330
Insurance — 0.9%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	760	765,700
Asurion LLC, Term Loan B1, 5.50%, 5/24/19	1,090	1,093,183
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16	703	708,272
Term Loan B-2, 5.00%, 9/20/18	958	966,955
Cunningham Lindsey Group, Inc., Term Loan B, 5.00%, 12/10/19	660	668,250

		4,202,360
Internet Software & Services — 0.2%
Web.com Group, Inc., Term Loan B, 5.50%, 10/27/17	1,117	1,127,339
IT Services — 3.5%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19	385	387,310
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17	1,794	1,813,842
First Data Corp.:
2018 Add-on Term Loan, 5.20%, 9/24/18	1,840	1,839,172
Extended 2018 Term Loan B, 4.20%, 3/23/18	6,888	6,801,309

See Notes to Consolidated Financial Statements.

50	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
IT Services (concluded)
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19	USD 978	$987,326
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18	674	610,415
iPayment, Inc., Term Loan B, 5.75%, 5/08/17	183	184,030
SunGard Data Systems, Inc., Term Loan D, 4.50%, 1/31/20	1,060	1,067,950
TransUnion LLC, Term Loan B, 5.50%, 2/12/18	2,762	2,778,438

		16,469,792
Leisure Equipment & Products — 0.6%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	508	507,456
EB Sports Corp., Term Loan, 11.50%, 12/31/15	1,837	1,832,127
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19	542	540,560

		2,880,143
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	499	504,361
Machinery — 2.4%
Alliance Laundry Systems LLC:
First Lien Term Loan, 5.50%, 12/07/18	420	421,705
Second Lien Term Loan, 9.50%, 12/10/19	442	449,550
Dematic S.A., Term Loan, 5.25%, 12/27/19	1,020	1,026,691
Intelligrated, Inc., First Lien Term Loan, 4.50%, 7/30/18	798	798,000
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	1,022	1,027,985
Silver II US Holdings LLC, Term Loan, 4.75%, 12/05/19	3,530	3,530,000
Terex Corp.:
Term Loan B, 4.50%, 4/28/17	2,021	2,040,919
Term Loan B, 5.00%, 4/28/17	EUR 217	284,435
Wabash National Corp., Term Loan B, 6.00%, 5/02/19	USD 1,930	1,943,288

		11,522,573
Media — 7.8%
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18	1,352	1,365,739
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental, 7.50%, 7/03/14	1,240	986,066
Charter Communications Operating LLC:
Extended Term Loan C, 3.46%, 9/06/16	1,367	1,371,359
Term Loan D, 4.00%, 5/15/19	794	800,035
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16	2,493	2,132,372
Term Loan C, 3.85%, 1/29/16	589	497,135
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18	1,484	1,497,883
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	891	900,098
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17	1,242	1,256,169
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	1,290	1,300,036
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19	1,282	1,294,354
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18	1,514	1,521,130
Hubbard Broadcasting, Term Loan B, 4.50%, 4/28/17	887	894,147
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18	7,222	7,290,209
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18	1,683	1,685,390
Floating Rate Loan Interests (a)	Par (000)	Value
Media (concluded)
Kabel Deutschland GmbH, Term Loan F, 3.50%, 2/01/19	USD 2,265	$2,268,647
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 2.62%, 3/06/15	EUR 304	390,366
Term Loan C, 3.00%, 3/04/16	608	784,699
NEP Supershooters LP:
First Lien Term Loan, 5.25%, 1/18/20	USD 600	601,686
Second Lien Term Loan, 9.50%, 8/18/20	430	440,750
Term Loan, 4.75%, 1/18/20	600	601,500
Nielsen Finance LLC, Class C Term Loan, 3.45%, 5/02/16	399	399,749
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16	2,030	2,036,684
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17	2,124	2,125,932
UPC Broadband Holding BV, Term Loan U, 4.12%, 12/29/17	EUR 196	255,567
UPC Financing Partnership, Term Loan T, 3.70%, 12/30/16	USD 255	255,592
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18	500	504,374
Weather Channel, Term Loan B, 4.25%, 2/13/17	1,000	1,006,824
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18	652	659,383

		37,123,875
Metals & Mining — 2.7%
Ameriforge Group, Inc.:
First Lien Term Loan, 5.00%, 12/19/19	680	686,378
Second LienTerm Loan, 8.75%, 12/18/20	335	339,606
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	915	933,708
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17	3,332	3,371,563
Metals USA, Inc., Term Loan, 6.25%, 11/15/19	820	821,025
Novelis, Inc.:
Incremental Term Loan B-2, 4.00%, 3/10/17	1,118	1,119,586
Term Loan, 4.00%, 3/10/17	2,067	2,069,275
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18	485	486,557
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18	1,925	1,928,097
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17	1,156	1,192,536

		12,948,331
Multiline Retail — 1.9%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19	1,310	1,318,871
Apex Tool Group LLC, Term Loan B, 4.50%, 1/28/20	875	883,593
BJ’s Wholesale Club, Inc.:
First Lien Term Loan, 5.75%, 9/13/19	738	738,615
Second Lien Term Loan, 9.75%, 3/26/20	510	526,896
HEMA Holding BV:
Second Lien Term Loan, 5.12%, 1/05/17	EUR 2,900	3,437,773
Term Loan B, 2.12%, 7/06/15	357	444,197
Term Loan C, 2.87%, 7/05/16	357	446,531
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	USD 1,120	1,119,630

		8,916,106
Oil, Gas & Consumable Fuels — 2.2%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	1,920	1,959,802
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18	1,304	1,315,854
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	1,621	1,637,156

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19	USD 1,605	$1,607,680
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18	525	529,924
Tesoro Corp., Term Loan B, 2.55%, 1/30/16	985	993,619
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17	2,410	2,421,547

		10,465,582
Pharmaceuticals — 2.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	1,764	1,767,528
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19	3,062	3,058,497
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18	2,477	2,490,569
Quintiles Transnational Corp., Term Loan B, 4.50%, 6/08/18	756	762,094
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18	322	325,313
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 3.50%, 12/11/19	1,185	1,189,444
Series D, Tranche B, 3.50%, 2/13/19	1,128	1,133,093
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18	276	278,613
Term Loan B-1, 4.25%, 3/15/18	727	733,634
Term Loan B-2, 4.25%, 3/15/18	225	226,811

		11,965,596
Professional Services — 1.1%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19	1,137	1,147,100
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18	2,571	2,601,411
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19	362	365,117
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19	1,055	1,064,593

		5,178,221
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17	2,493	2,494,285
Real Estate Management & Development — 0.9%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	348	348,289
Extended Term Loan, 4.42%, 10/10/16	4,131	4,130,399

		4,478,688
Road & Rail — 0.2%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	819	820,860
Semiconductors & Semiconductor Equipment — 1.0%
Freescale Semiconductor, Inc.:
Extended Term Loan B, 4.45%, 12/01/16	1,098	1,098,094
Term Loan, 5.00%, 3/20/20	1,810	1,802,760
NXP BV:
Term Loan A-2, 5.50%, 3/03/17	947	965,302
Term Loan C, 4.75%, 1/11/20	690	700,564

		4,566,720
Software — 2.2%
Blackboard, Inc., Term Loan B, 6.25%, 10/04/18	272	274,342
GCA Services Group, Inc.:
Second Lien Term Loan, 9.25%, 10/22/20	780	772,200
Term Loan B, 5.25%, 11/01/19	790	790,000
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	3,612	3,650,989
Floating Rate Loan Interests (a)	Par (000)	Value
Software (concluded)
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20	USD 1,245	$1,294,800
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/18	870	882,511
Sophia LP, Term Loan B, 6.25%, 7/19/18	1,163	1,171,572
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19	1,440	1,452,219
Term Loan B-2, 5.00%, 6/07/19	149	150,229

		10,438,862
Specialty Retail — 4.0%
Academy Ltd., Term Loan, 4.75%, 8/03/18	2,071	2,094,496
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19	1,110	1,115,972
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17	480	484,896
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	1,635	1,651,759
Equinox Fitness Clubs, First Lien Term Loan, 5.50%, 11/16/19	805	813,050
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18	128	123,280
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17	806	814,010
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18	770	770,645
Leslie’s Poolmart, Inc., Term Loan B, 2.00%—5.25%, 10/16/19	1,320	1,334,911
Michaels Stores, Inc., Term Loan, 4.81%, 1/31/20	1,855	1,859,118
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19	2,540	2,538,095
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17	2,549	2,567,362
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18	1,097	1,080,791
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18	684	649,764
Term Loan B3, 5.25%, 5/25/18	233	220,409
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19	866	871,019

		18,989,577
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	1,648	1,664,591
PVH Corp., Term Loan B, 3.25%, 12/19/19	1,080	1,088,661
Wolverine Worldwide, Inc., Term Loan B, 4.00%, 7/31/19	863	869,845

		3,623,097
Thrifts & Mortgage Finance — 0.3%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19	810	812,025
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18	685	693,275

		1,505,300
Trading Companies & Distributors — 0.2%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19	905	913,299
Wireless Telecommunication Services — 1.7%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19	820	822,566
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18	1,248	1,250,253

See Notes to Consolidated Financial Statements.

52	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Wireless Telecommunication Services (concluded)
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (h)	USD 6,091	$6,213,229

		8,286,048
Total Floating Rate Loan Interests — 77.6%		368,563,290

Other Interests (k)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (d)	833	1
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)	10,000	100
Diversified Financial Services — 0.2%
J.G.Wentworth LLC Preferred Equity Interests (d)	1	808,174
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)	1,440	14
Household Durables — 0.6%
Stanley Martin, Class B Membership Units	2	3,108,150
Media — 0.0%
Adelphia Escrow (d)	7,500	75
Adelphia Preferred Escrow (d)	5	—
Adelphia Recovery Trust (d)	9,406	941
Adelphia Recovery Trust, Series ACC-6B INT (d)	500	15,000

		16,016
Total Other Interests — 0.8%		3,932,455
Warrants (l)	Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (Expires 3/31/15)	385,026	$24,834
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	126,761	2
Media — 0.1%
Charter Communications, Inc. (issued/exercisable 11/30/09, 1 share for 1 warrant, Expires 11/30/14, Strike Price $51.28)	12,661	481,118
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	1,247	—
HMH Holdings/EduMedia (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 6/22/19, Strike Price $42.27)	2,067	—

		—
Total Warrants – 0.1%		505,954
Total Long-Term Investments (Cost – $720,816,230) – 146.6%		696,157,616

Short-Term Securities	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.01% (m)	USD 10,421	10,421,076

	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (m)(n)	157,333	157,333
Total Short-Term Securities (Cost — $10,578,409) — 2.2%		10,578,409
Total Investments (Cost — $731,394,639) — 148.8%		706,736,025
Liabilities in Excess of Other Assets — (48.8)%		(231,783,020)

Net Assets — 100.0%		$474,953,005

Notes to Consolidated Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Corp.	$15,810	$277
Citigroup, Inc.	$60,450	$1,065
Deutsche Bank AG	$477,500	—
Goldman Sachs Group, Inc.	$719,100	$9,511
Sterne Agee & Leach	$173,400	$2,294
Suntrust Robinson	$180,540	$2,388

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Convertible security.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	All or portion of security has been pledged as collateral in connection with swaps.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(m)	Represents the current yield as of report date.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at February 28, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	157,333	157,333	$3,303	$109

•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	3,202,952	CAD	3,160,000	Deutsche Bank AG	4/17/13	$141,877
USD	7,176,602	GBP	4,480,000	Goldman Sachs Group, Inc.	4/17/13	381,805
USD	641,284	EUR	480,000	BNP Paribas SA	4/23/13	14,390
USD	212,560	EUR	160,000	BNP Paribas SA	4/23/13	3,596
USD	19,136,033	EUR	14,361,000	Citigroup, Inc.	4/23/13	380,143
USD	183,932	EUR	136,000	Citigroup, Inc.	4/23/13	6,312
Total						$928,123

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 491	$55,161
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 123	14,923
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD 442	74,524
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 176	13,714
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 176	13,714
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 528	34,028
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 118	6,029
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD 270	265
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	CCC	USD 68	2,494
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 359	21,161
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD 690	34,273
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 325	(2,474)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 226	2,812
Total						$270,624

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

54	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$477,500	$19,075,856	$19,553,356
Common Stocks	$5,175,657	2,002,692	6,100,576	13,278,925
Corporate Bonds	—	281,756,947	8,566,689	290,323,636
Floating Rate Loan Interests	—	331,428,288	37,135,002	368,563,290
Other Interests	15,941	—	3,916,514	3,932,455
Warrants	481,118	—	24,836	505,954
Short-Term Securities	10,578,409	—	—	10,578,409
Unfunded Loan Commitments	—	237	—	237

Total	$16,251,125	$615,665,664	$74,819,473	$706,736,262

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$273,098	—	$273,098
Foreign currency exchange contracts	—	928,123	—	928,123
Liabilities:
Credit contracts	—	(2,474)	—	(2,474)

Total	—	$1,198,747	—	$1,198,747

[1]   Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$126,483	—	—	$126,483
Foreign currency at value	262,834	—	—	262,834
Liabilities:
Loan payable	—	$(190,000,000)	—	(190,000,000)

Total	$389,317	$(190,000,000)	—	$(189,610,683)

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2013.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of February 29, 2012	$4,989,143	$5,458,062	$9,604,936	$28,186,100	$3,410,858	$2	$51,649,101
Transfers into Level 3[2]	—	1,433	1,373,700	857,207	—	—	2,232,340
Transfers out of Level 3[2]	—	(677,817)	—	(1,663,263)	—	—	(2,341,080)
Accrued discounts/premiums	91,872	—	331,794	260,967	—	—	684,633
Net realized gain (loss)	136,043	(2,511,903)	(1,040,677)	(1,466,897)	—	(433,873)	(5,317,307)
Net change in unrealized appreciation/depreciation[3]	1,248,031	2,891,191	1,645,619	3,611,831	1,254,334	458,707	11,109,713
Purchases	17,396,400	939,631	930,168	18,270,389	3,918,138	—	41,454,726
Sales	(4,785,633)	(21)	(4,278,851)	(10,921,332)	(4,666,816)	—	(24,652,653)

Closing Balance, as of February 28, 2013	$19,075,856	$6,100,576	$8,566,689	$37,135,002	$3,916,514	$24,836	$74,819,473

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held as of February 28, 2013 was $4,136,518.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	55

Consolidated Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments and as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $52,220,016.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs
Assets:
Common Stocks	$5,325,349	Market Comparable Companies	EBITDA Multiple	5.25x – 6.56x
Corporate Bonds	7,132,046	Market Comparable Companies	EBITDA Multiple	5.25x
	850,000	Cost[2]	N/A	—

Floating Rate Loan Interests	2,320,187	Discounted Cash Flow	Yield	9.50%
	1,080,791	Market Comparable Yield Analysis	Yield	8.375%
	2,750,000	Cost[2]	N/A	—

Other Interests[3]	3,116,250	Discounted Cash Flow	Perpetuity Growth Rate	3.50%
			Free Cash Flow	$25.2 – $35.2[4]
			Weighted Cost of Capital	10.90%

Warrants	24,834	Market Comparable Companies	EBITDA Multiple	5.25x

Total	$22,599,457

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Free Cash Flow	Increase	Decrease
Perpetuity Growth Rate	Increase	Decrease
Weighted Cost of Capital	Decrease	Increase
Yield	Decrease	Increase

[2]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[3]

For the year ended February 28, 2013, the valuation technique for other interests changed from a market approach to an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment. Therefore, the income approach is considered to be a more relevant measure of fair value for this investment.

[4]	Amount is in millions.

See Notes to Consolidated Financial Statements.

56	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments February 28, 2013	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

ACAS CLO Ltd. (a)(b):
Series 2012-1A, Class D, 5.58%, 9/20/23	USD500	$502,500
Series 2013-1A, Class D, 1.00%, 4/20/25 (c)	250	238,750
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)	750	719,175
Apidos CDO, Series 2012-11A, Class D, 4.74%, 1/17/23 (a)(b)	525	525,787
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)	250	241,750
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.89%, 1/20/25 (a)(b)	300	300,450
CFIP CLO Ltd., Series 2013-1A, Class D, 4.04%, 4/20/24 (a)(b)	500	474,750
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (a)	500	504,100
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.30%, 4/20/23 (a)(b)	405	404,996
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.50%, 4/17/22 (a)(b)	650	646,295
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)	650	653,900
ING Investment Management (a)(b):
Series 2012-2A, Class D, 4.85%, 10/15/22	675	676,687
Series 2012-4A, Class C, 4.73%, 10/15/23	500	504,160
LCM IX LP, Series 9A, Class E, 4.51%, 7/14/22 (a)(b)	500	444,950
LCM XI LP, Series 11A, Class D2, 4.25%, 4/19/22 (a)(b)	700	693,000
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)	400	388,000
OZLM Funding Ltd., Series 2013-3A, Class C, 4.15%, 1/22/25 (a)(b)	250	244,425
Regatta Funding LP, Series 2013-2A, Class C, 4.80%, 1/15/25 (a)(b)	750	723,675
Symphony CLO IX LP, Series 2012-9A, Class D, 4.55%, 4/16/22 (a)(b)	525	521,693
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.55%, 7/23/23 (a)(b)	650	658,125
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/30/23 (a)(b)	590	597,617
Total Asset-Backed Securities — 4.3%		10,664,785

Common Stocks (d)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	142,466	93,315
Containers & Packaging — 0.1%
Smurfit Kappa Plc	18,171	281,815
Metals & Mining — 0.1%
Euramax International	935	193,992
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd.	654,905	2,076,644
Software — 0.2%
HMH Holdings/EduMedia	30,022	550,388
Total Common Stocks — 1.3%		3,196,154
Corporate Bonds	Par (000)	Value

Aerospace & Defense — 0.9%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD515	$534,312
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)	441	437,693
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	375	408,750
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	692	763,795

		2,144,550
Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	202	210,213
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	780	778,050
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 2/17/16	82	91,256

		1,079,519
Auto Components — 1.2%
Delphi Corp., 6.13%, 5/15/21	130	141,700
Icahn Enterprises LP:
7.75%, 1/15/16	110	114,538
8.00%, 1/15/18	2,065	2,212,131
Titan International, Inc., 7.88%, 10/01/17	490	525,525
Venture Holdings Co. LLC (d)(e):
12.00%, 7/01/49	700	—
Series B, 9.50%, 7/01/05	3,325	—

		2,993,894
Beverages — 0.1%
Constellation Brands, Inc.:
7.25%, 5/15/17	30	34,013
6.00%, 5/01/22	172	187,910

		221,923
Building Products — 0.5%
Building Materials Corp. of America (a):
7.00%, 2/15/20	485	525,012
6.75%, 5/01/21	410	440,238
Momentive Performance Materials, Inc., 8.88%, 10/15/20	195	200,119

		1,165,369
Capital Markets — 0.1%
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)	180	211,676
Chemicals — 4.2%
Ashland, Inc., 3.88%, 4/15/18 (a)	255	258,825
Axiall Corp., 4.88%, 5/15/23 (a)	148	150,220
Celanese US Holdings LLC, 5.88%, 6/15/21	581	634,743
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)	312	317,070
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (a)(f)(g)	1,869	3,195,345
Huntsman International LLC:
4.88%, 11/15/20	237	233,445
4.88%, 11/15/20	422	417,780
8.63%, 3/15/21	395	446,350
INEOS Finance Plc, 7.50%, 5/01/20 (a)	125	134,688
LyondellBasell Industries NV:
5.00%, 4/15/19	615	685,725
6.00%, 11/15/21	398	467,650
5.75%, 4/15/24	935	1,086,937
NOVA Chemicals Corp., 8.63%, 11/01/19	300	340,500
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)	120	127,200
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)	400	440,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	495	512,325

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	57

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Chemicals (concluded)
Tronox Finance LLC, 6.38%, 8/15/20 (a)	USD829	$823,819
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (a)	151	156,285

		10,428,907
Commercial Banks — 0.6%
CIT Group, Inc.:
5.00%, 5/15/17	330	351,037
6.63%, 4/01/18 (a)	85	96,475
5.50%, 2/15/19 (a)	760	826,500
5.00%, 8/15/22	200	214,000

		1,488,012
Commercial Services & Supplies — 1.6%
ARAMARK Holdings Corp. (a):
8.63%, 5/01/16 (f)	330	336,603
5.75%, 3/15/20 (c)	547	557,940
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	472	495,466
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)	25	26,875
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)	140	141,750
Clean Harbors, Inc., 5.25%, 8/01/20	226	232,780
Covanta Holding Corp., 6.38%, 10/01/22	420	455,421
The Geo Group, Inc., 7.75%, 10/15/17	450	482,625
HDTFS, Inc. (a):
5.88%, 10/15/20	235	244,400
6.25%, 10/15/22	225	241,875
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)	113	119,639
Mobile Mini, Inc., 7.88%, 12/01/20	335	372,687
West Corp., 8.63%, 10/01/18	165	175,725

		3,883,786
Communications Equipment — 0.6%
Avaya, Inc., 7.00%, 4/01/19 (a)	264	252,120
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20	1,110	1,240,425

		1,492,545
Construction Materials — 0.8%
HD Supply, Inc., 8.13%, 4/15/19 (a)	1,695	1,908,994
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	140	154,752
6.63%, 8/15/17	300	350,340

		505,092
Containers & Packaging — 1.5%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17	787	856,846
9.13%, 10/15/20	300	327,000
7.00%, 11/15/20	367	367,918
4.88%, 11/15/22	200	197,000
Ball Corp., 6.75%, 9/15/20	325	358,313
Berry Plastics Corp., 8.25%, 11/15/15	540	562,788
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	571	622,390
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)	393	384,157

		3,676,412
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (a)	323	339,958
Corporate Bonds	Par (000)	Value

Diversified Consumer Services — 0.1%
313 Group, Inc., 6.38%, 12/01/19 (a)	USD211	$205,725
ServiceMaster Co., 8.00%, 2/15/20	125	132,500

		338,225
Diversified Financial Services — 3.5%
Aircastle Ltd., 6.25%, 12/01/19	136	146,540
Ally Financial, Inc.:
8.30%, 2/12/15	2,420	2,692,250
8.00%, 11/01/31	1,060	1,331,625
CNG Holdings, Inc., 9.38%, 5/15/20 (a)	260	256,425
DPL, Inc.:
6.50%, 10/15/16	26	27,300
7.25%, 10/15/21	69	74,002
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	560	601,300
9.88%, 8/15/19	760	832,200
5.75%, 10/15/20	1,810	1,868,825
6.88%, 2/15/21	400	427,000
WMG Acquisition Corp., 6.00%, 1/15/21 (a)	348	360,180

		8,617,647
Diversified Telecommunication Services — 1.4%
Level 3 Financing, Inc.:
8.13%, 7/01/19	2,768	3,017,120
7.00%, 6/01/20 (a)	184	193,200
Lynx I Corp., 5.38%, 4/15/21 (a)	240	246,000

		3,456,320
Electric Utilities — 0.1%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	248	275,208
Electrical Equipment — 0.2%
Belden, Inc., 5.50%, 9/01/22 (a)	190	194,750
General Cable Corp., 5.75%, 10/01/22 (a)	350	358,750

		553,500
Energy Equipment & Services — 3.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	920	924,600
Compagnie Générale de Géophysique, Veritas, 6.50%, 6/01/21	1,105	1,149,200
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)	441	456,435
Gulfmark Offshore, Inc., 6.38%, 3/15/22	70	72,275
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	140	147,000
MEG Energy Corp. (a):
6.50%, 3/15/21	585	617,175
6.38%, 1/30/23	415	429,525
Oil States International, Inc.:
6.50%, 6/01/19	270	288,900
5.13%, 1/15/23 (a)	339	339,000
Peabody Energy Corp.:
6.00%, 11/15/18	179	190,187
6.25%, 11/15/21	911	947,440
Precision Drilling Corp.:
6.63%, 11/15/20	65	69,063
6.50%, 12/15/21	445	471,700
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)	200	210,000
Seadrill Ltd., 5.63%, 9/15/17 (a)	963	975,037
Tervita Corp., 8.00%, 11/15/18 (a)	311	320,330

		7,607,867
Food Products — 0.3%
Post Holdings, Inc., 7.38%, 2/15/22	295	318,600
Smithfield Foods, Inc., 6.63%, 8/15/22	295	320,813

		639,413

See Notes to Consolidated Financial Statements.

58	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Health Care Equipment & Supplies — 1.2%
Biomet, Inc. (a):
6.50%, 8/01/20	USD640	$676,800
6.50%, 10/01/20	1,362	1,402,860
DJO Finance LLC:
8.75%, 3/15/18	185	204,194
7.75%, 4/15/18	30	29,850
Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (a)	360	389,700
Teleflex, Inc., 6.88%, 6/01/19	250	271,875

		2,975,279
Health Care Providers & Services — 3.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	365	391,462
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	185	194,481
7.13%, 7/15/20	176	189,640
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	347	361,747
HCA, Inc.:
8.50%, 4/15/19	25	27,688
6.50%, 2/15/20	970	1,086,400
7.88%, 2/15/20	1,349	1,495,704
5.88%, 3/15/22	630	678,825
4.75%, 5/01/23	1,017	1,014,457
Hologic, Inc., 6.25%, 8/01/20 (a)	716	755,380
inVentiv Health, Inc., 9.00%, 1/15/18 (a)	270	281,475
Omnicare, Inc., 7.75%, 6/01/20	695	771,450
Tenet Healthcare Corp.:
6.25%, 11/01/18	269	297,918
8.88%, 7/01/19	1,015	1,146,950
4.50%, 4/01/21 (a)	300	295,875
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (a)	300	321,375

		9,310,827
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)	1,730	2,084,650
Hotels, Restaurants & Leisure — 1.8%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20 (a)	645	636,937
Caesars Operating Escrow LLC:
8.50%, 2/15/20	675	658,125
9.00%, 2/15/20 (a)	117	115,538
9.00%, 2/15/20 (a)	613	605,338
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)	200	209,000
Choice Hotels International, Inc., 5.75%, 7/01/22	90	99,900
Diamond Resorts Corp., 12.00%, 8/15/18	540	594,000
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)	282	270,720
MCE Finance Ltd., 5.00%, 2/15/21 (a)	352	352,000
Regal Entertainment Group, 5.75%, 2/01/25	101	98,980
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	218	213,640
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)(e)	220	—
Wynn Las Vegas LLC, 5.38%, 3/15/22	468	491,985

		4,346,163
Household Durables — 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	190	190,950
Beazer Homes USA, Inc., 6.63%, 4/15/18	340	363,375
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)	345	365,700
Corporate Bonds	Par (000)	Value

Household Durables (concluded)
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD 795	$874,500
Libbey Glass, Inc., 6.88%, 5/15/20	90	96,525
Standard Pacific Corp., 8.38%, 1/15/21	1,120	1,330,000
United Rentals North America, Inc., 5.75%, 7/15/18	462	497,227

		3,718,277
Household Products — 0.1%
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	90	95,738
6.63%, 11/15/22	105	113,137

		208,875
Independent Power Producers & Energy Traders — 4.3%
The AES Corp.:
7.75%, 10/15/15	155	173,600
9.75%, 4/15/16	674	802,060
7.38%, 7/01/21	70	79,100
Calpine Corp. (a):
7.25%, 10/15/17	302	321,252
7.50%, 2/15/21	170	184,875
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (a)	380	400,900
10.00%, 12/01/20	4,160	4,721,600
10.00%, 12/01/20 (a)	630	710,325
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	242	267,080
Series C, 9.68%, 7/02/26	240	261,600
Laredo Petroleum, Inc.:
9.50%, 2/15/19	495	559,350
7.38%, 5/01/22	185	200,725
NRG Energy, Inc.:
7.63%, 1/15/18	747	856,249
6.63%, 3/15/23 (a)	765	814,725
QEP Resources, Inc., 5.38%, 10/01/22	178	186,455

		10,539,896
Insurance — 0.1%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)	114	120,840
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	220	217,800

		338,640
Internet Software & Services — 0.0%
Equinix, Inc., 4.88%, 4/01/20	52	52,000
IT Services — 1.0%
Ceridian Corp., 8.88%, 7/15/19 (a)	520	586,300
First Data Corp.:
7.38%, 6/15/19 (a)	445	467,806
6.75%, 11/01/20 (a)	565	579,831
8.25%, 1/15/21 (a)	270	276,075
12.63%, 1/15/21	288	307,080
WEX, Inc., 4.75%, 2/01/23 (a)	206	199,305

		2,416,397
Machinery — 1.1%
Terex Corp., 6.00%, 5/15/21	400	415,000
Trinseo Materials Operating SCA, 8.75%, 2/01/19 (a)	216	215,190
UR Merger Sub Corp.:
7.38%, 5/15/20	300	328,500
7.63%, 4/15/22	1,656	1,834,020

		2,792,710

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	59

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media — 4.2%
AMC Networks, Inc.:
7.75%, 7/15/21	USD 320	$363,200
4.75%, 12/15/22	100	99,625
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)	254	200,660
Checkout Holding Corp., 11.49%, 11/15/15 (a)(h)	366	270,383
Cinemark USA, Inc.:
8.63%, 6/15/19	195	216,206
5.13%, 12/15/22 (a)	78	78,390
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (a)	360	376,200
6.50%, 11/15/22 (a)	972	1,023,030
Series B, 7.63%, 3/15/20	635	657,225
DISH DBS Corp., 5.88%, 7/15/22	700	738,500
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,230	1,319,175
Interactive Data Corp., 10.25%, 8/01/18	810	918,337
The McClatchy Co., 9.00%, 12/15/22 (a)	120	126,900
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)	476	518,840
Nielsen Finance LLC, 7.75%, 10/15/18	341	377,657
ProQuest LLC, 9.00%, 10/15/18 (a)	75	74,438
Sterling Entertainment Corp., 10.00%, 12/15/19	450	450,000
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19	540	588,600
5.50%, 1/15/23 (a)	440	444,400
Univision Communications, Inc., 6.75%, 9/15/22 (a)	133	143,640
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	1,250	1,334,375

		10,319,781
Metals & Mining — 2.4%
ArcelorMittal:
9.50%, 2/15/15	715	807,056
4.25%, 8/05/15	367	379,971
5.00%, 2/25/17	145	150,873
6.13%, 6/01/18	186	200,563
6.75%, 2/25/22	150	165,166
FMG Resources August 2006 Property Ltd., 6.38%, 2/01/16 (a)	235	244,988
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)	255	277,312
Kaiser Aluminum Corp., 8.25%, 6/01/20	190	212,325
New Gold, Inc. (a):
7.00%, 4/15/20	65	70,200
6.25%, 11/15/22	255	268,388
Novelis, Inc., 8.75%, 12/15/20	2,328	2,607,360
Perstorp Holding AB, 8.75%, 5/15/17 (a)	205	215,250
RathGibson, Inc., 11.25%, 2/15/14 (d)(e)	2,175	—
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	205	219,350

		5,818,802
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17	127	134,302
Dufry Finance SCA, 5.50%, 10/15/20 (a)	642	669,285

		803,587
Oil, Gas & Consumable Fuels — 7.4%
Access Midstream Partners LP:
6.13%, 7/15/22	415	445,087
4.88%, 5/15/23	190	188,100
Chaparral Energy, Inc., 7.63%, 11/15/22	115	124,775
Chesapeake Energy Corp.:
7.25%, 12/15/18	25	28,250
6.63%, 8/15/20	265	290,175
Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Chesapeake Energy Corp. (concluded):
6.88%, 11/15/20	USD 150	$165,000
6.13%, 2/15/21	235	249,100
Concho Resources, Inc.:
6.50%, 1/15/22	219	238,710
5.50%, 10/01/22	263	273,849
CONSOL Energy, Inc.:
8.25%, 4/01/20	975	1,074,937
6.38%, 3/01/21	230	236,900
Crosstex Energy LP, 8.88%, 2/15/18	195	210,113
Denbury Resources, Inc., 4.63%, 7/15/23	373	366,006
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	665	713,212
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	235	256,150
Halcon Resources Corp., 8.88%, 5/15/21 (a)	351	377,325
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)	470	518,175
Holly Energy Partners LP, 6.50%, 3/01/20 (a)	80	85,600
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)	480	529,759
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	320	360,000
Linn Energy LLC:
6.25%, 11/01/19 (a)	1,170	1,193,400
8.63%, 4/15/20	95	105,094
7.75%, 2/01/21	370	399,600
MarkWest Energy Partners LP:
5.50%, 2/15/23	115	120,750
4.50%, 7/15/23	206	201,365
Newfield Exploration Co., 5.63%, 7/01/24	525	548,625
Northern Oil and Gas, Inc., 8.00%, 6/01/20	265	276,925
Oasis Petroleum, Inc.:
7.25%, 2/01/19	135	145,800
6.50%, 11/01/21	155	167,400
Offshore Group Investments Ltd., 11.50%, 8/01/15	390	425,100
OGX Petroleo e Gas Participacoes SA, 8.38%, 4/01/22 (a)	295	252,225
PBF Holding Co. LLC, 8.25%, 2/15/20 (a)	174	189,225
PDC Energy, Inc., 7.75%, 10/15/22 (a)	180	190,350
Pioneer Natural Resources Co., 7.20%, 1/15/28	570	737,749
Plains Exploration & Production Co., 6.88%, 2/15/23	445	512,862
Range Resources Corp.:
6.75%, 8/01/20	221	241,443
5.75%, 6/01/21	668	711,420
5.00%, 8/15/22	275	281,188
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)	1,355	1,399,037
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16	1,490	1,646,450
6.50%, 11/01/20 (a)	275	290,125
SandRidge Energy, Inc., 7.50%, 2/15/23	593	621,167
SESI LLC:
6.38%, 5/01/19	280	300,300
7.13%, 12/15/21	275	304,563
SM Energy Co.:
6.50%, 11/15/21	225	244,688
6.50%, 1/01/23	105	113,663
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)	66	68,805

		18,420,542
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)	300	323,250
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)	145	152,250
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)	200	224,000

		699,500

See Notes to Consolidated Financial Statements.

60	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Pharmaceuticals — 0.4%
Mylan, Inc., 6.00%, 11/15/18 (a)	USD 40	$44,055
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16	181	190,163
6.38%, 10/15/20	340	365,925
7.25%, 7/15/22	350	386,312

		986,455
Real Estate Investment Trusts (REITs) — 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)	236	237,180
Felcor Lodging LP:
6.75%, 6/01/19	690	741,319
5.63%, 3/01/23 (a)	109	109,681

		1,088,180
Real Estate Management & Development — 1.0%
Mattamy Group Corp., 6.50%, 11/15/20 (a)	315	313,819
Realogy Corp., 7.63%, 1/15/20 (a)	1,130	1,274,075
Shea Homes LP, 8.63%, 5/15/19	790	876,900

		2,464,794
Road & Rail — 1.2%
The Hertz Corp.:
7.50%, 10/15/18	780	852,150
6.75%, 4/15/19 (a)	150	161,625
7.38%, 1/15/21	1,742	1,920,555

		2,934,330
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)	275	281,188
Software — 0.8%
IAC/InterActiveCorp, 4.75%, 12/15/22 (a)	196	191,590
Infor US, Inc., 9.38%, 4/01/19	1,295	1,453,637
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	385	389,813

		2,035,040
Specialty Retail — 0.5%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)	386	428,460
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)	260	272,025
QVC, Inc., 5.13%, 7/02/22	8	8,459
Sally Holdings LLC:
6.88%, 11/15/19	350	390,250
5.75%, 6/01/22	160	169,000

		1,268,194
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22	140	152,075
PVH Corp., 7.75%, 11/15/23	215	263,936

		416,011
Trading Companies & Distributors — 0.4%
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 (a):
Class A, 5.13%, 11/30/24	440	473,000
Class B, 6.50%, 5/30/21	495	523,293

		996,293
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)	176	186,560
Wireless Telecommunication Services — 3.5%
Crown Castle International Corp., 5.25%, 1/15/23 (a)	615	630,375
Corporate Bonds	Par (000)	Value

Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (a):
12.00%, 4/01/14	USD 800	$852,000
8.25%, 9/01/17	270	284,850
6.00%, 4/15/21 (c)	480	478,800
MetroPCS Wireless, Inc., 6.63%, 11/15/20	404	422,685
Sprint Capital Corp., 6.88%, 11/15/28	1,580	1,595,800
Sprint Nextel Corp. (a):
9.00%, 11/15/18	2,081	2,580,440
7.00%, 3/01/20	1,605	1,877,850

		8,722,800
Total Corporate Bonds — 60.4%		149,254,588

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/24/20	485	486,969
Transdigm, Inc., Term Loan C, 4.00%, 2/28/20	245	245,461

		732,430
Airlines — 0.9%
Delta Air Lines, Inc., Term Loan B, 4.50%, 4/20/17	999	1,007,449
Northwest Airlines, Inc.:
Term Loan, 2.32%, 3/10/17	127	118,237
Term Loan, 2.32%, 3/10/17	230	214,130
Term Loan, 1.70%, 9/10/18	104	92,851
Term Loan, 1.70%, 9/10/18	104	92,851
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14	770	767,798

		2,293,316
Auto Components — 2.4%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17	854	859,168
Second Lien Term Loan, 10.50%, 1/29/18	900	913,500
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	1,509	1,403,729
Term Loan C, 2.14%, 12/28/15	518	481,456
FleetPride Corp., First Lien Term Loan, 5.25%, 11/20/19	340	343,930
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	1,110	1,114,163
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17	395	394,901
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18	479	483,588

		5,994,435
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17	564	567,237
Building Products — 0.8%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18	585	585,373
CPG International, Inc., Term Loan, 5.75%, 9/18/19	763	768,811
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19	750	757,875

		2,112,059
Capital Markets — 1.0%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	541	546,410
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17	351	352,414

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	61

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Capital Markets (concluded)
Nuveen Investments, Inc.:
Extended First Lien Term Loan, 5.70% — 5.81%, 5/13/17	USD371	$374,979
Extended Term Loan, 5.70% — 5.81%, 5/12/17	1,004	1,018,186
Incremental Term Loan, 7.25%, 5/13/17	215	216,075

		2,508,064
Chemicals — 2.8%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17	1,334	1,320,585
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	800	806,000
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19	423	426,686
General Chemical Corp., Term Loan, 5.00% — 5.75%, 10/06/15	467	468,611
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	747	762,341
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	919	916,515
Tronox Pigments (Netherlands) BV, Delayed Draw Term Loan B, 4.25%, 2/08/18	340	339,630
Univar, Inc., Term Loan B, 5.00%, 6/30/17	296	294,336
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20	1,480	1,497,967

		6,832,671
Commercial Banks — 0.3%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	645	650,411
Commercial Services & Supplies — 3.0%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19	503	507,055
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19	1,235	1,236,161
Altegrity, Inc.:
7.75%, 2/20/15	564	563,576
Term Loan, 3.20%, 2/21/15	365	352,225
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/18	157	159,499
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	520	523,982
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16	1,075	1,081,267
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19	304	307,091
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17	1,231	1,243,563
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19	295	297,581
Protection One, Inc., Term Loan, 5.75%, 3/21/19	506	510,604
WEST Corp., Term Loan B8, 5.75%, 2/07/18	650	651,898

		7,434,502
Communications Equipment — 2.5%
Alcatel-Lucent:
Term Loan B, 6.25%, 7/29/16	415	419,337
Term Loan C, 7.25%, 1/31/19	2,045	2,067,495
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17	183	170,598
Term Loan B5, 8.00%, 3/30/18	144	144,333
CommScope, Inc., Term Loan, 4.25%, 1/12/18	821	824,320
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19	400	404,500
Floating Rate Loan Interests (b)	Par (000)	Value

Communications Equipment (concluded)
Zayo Group, LLC Refinancing, Term Loan B, 5.25%, 7/12/19	USD 2,154	$2,161,176

		6,191,759
Construction & Engineering — 1.1%
BakerCorp International, Inc., Term Loan, 5.00%, 2/14/20	675	676,907
Centaur LLC, First Lien Term Loan, 8.75%, 2/15/19	540	540,340
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17	1,500	1,500,000

		2,717,247
Construction Materials — 1.2%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	3,036	3,044,298
Consumer Finance — 0.5%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	1,230	1,234,354
Containers & Packaging — 0.1%
Sealed Air Corp., Term Loan, 4.00%, 10/03/18	360	363,642
Distributors — 0.2%
Crossmark Holdings, Inc., Term Loan, 4.50%, 1/31/20	225	225,095
VWR Funding, Inc., Extended Term Loan B, 4.54%, 4/03/17	265	266,905

		492,000
Diversified Consumer Services — 1.9%
Bright Horizons Family, Inc., Term Loan B, 4.00%, 1/16/20	540	542,700
Coinmach Service Corp., Term Loan B, 3.21%, 11/20/14	2,143	2,094,643
Education Management LLC, Term Loan C3, 8.25%, 3/29/18	206	176,982
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	707	711,043
ServiceMaster Co., New Term Loan, 4.25%, 4/01/17	820	817,218
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19	466	467,694

		4,810,280
Diversified Financial Services — 1.2%
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.75%, 9/28/18	1,337	1,351,407
Telesat LLC, Term Loan B, 4.25%, 3/28/19	1,378	1,387,721
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18	345	348,881

		3,088,009
Diversified Telecommunication Services — 3.2%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18	880	888,527
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17	868	884,097
Integra Telecom, Inc., Term Loan, 9.25%, 2/15/19	440	444,840
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	529	534,623
2019 Term Loan B, 5.25%, 8/01/19	595	601,075
Term Loan, 4.75%, 8/01/19	2,725	2,746,800
Syniverse Holdings, Inc., Delayed Draw Term Loan, 4.00%, 4/23/19	435	434,456

See Notes to Consolidated Financial Statements.

62	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Diversified Telecommunication Services (concluded)
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17	USD 1,359	$1,355,157

		7,889,575
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17	418	418,637
Energy Equipment & Services — 1.7%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16	747	770,897
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	1,205	1,253,545
MEG Energy Corp., Term Loan, 3.75%, 3/20/20	1,541	1,544,351
Tervita Corp., Incremental Term Loan, 3.20%, 5/01/18	425	427,193
Unifrax I LLC/Unifrax Holding Co., Dollar Term Loan, 4.25%, 11/28/18	210	211,388

		4,207,374
Food & Staples Retailing — 0.6%
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	454	457,974
Rite Aid Corp.:
Second Lien Term Loan, 5.75%, 7/07/20	225	230,126
Term Loan 6, 4.00%, 2/21/20	210	210,405
Supervalu, Inc., Term Loan B, 6.25%, 2/05/18	490	495,513

		1,394,018
Food Products — 1.1%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17	510	516,217
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18	861	864,130
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.70%, 10/03/16	118	118,940
Term Loan E, 4.75%, 10/17/18	727	733,792
Solvest Ltd. (Dole):
Term Loan B-2, 5.00% — 6.00%, 7/06/18	202	201,806
Term Loan C-2, 5.00% — 6.00%, 7/06/18	361	361,127

		2,796,012
Health Care Equipment & Supplies — 3.0%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19	1,129	1,137,659
Biomet, Inc., Extended Term Loan B, 3.95% — 4.06%, 7/25/17	498	501,739
BSN Medical Acquisition Holding GmbH, Term Loan B1A, 5.00%, 8/28/19	720	722,880
Capital Safety North America, Term Loan, 4.50%, 1/21/19	670	669,938
DJO Finance LLC:
Extended Term Loan B2, 5.20%, 11/01/16	354	355,955
Term Loan B3, 6.25%, 9/15/17	1,226	1,235,704
Hologic, Inc., Term Loan B, 4.50%, 8/01/19	1,416	1,431,053
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18	99	99,231
Immucor, Inc., Term Loan B2, 5.75%, 8/18/18	968	966,577
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	398	406,955

		7,527,691
Health Care Providers & Services — 3.2%
American Renal Holdings Co., Inc., First Lien Term Loan, 4.50%, 8/14/19	560	558,600
Floating Rate Loan Interests (b)	Par (000)	Value

Health Care Providers & Services (concluded)
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	USD 270	$273,712
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19	415	419,321
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16	1,068	1,078,855
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16	1,078	1,085,697
Term Loan B2, 4.00%, 11/01/19	590	594,236
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18	381	381,105
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	369	361,721
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	960	939,856
Term Loan A, 8.50%, 3/02/15	273	270,586
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16	135	132,659
Incremental Term Loan B-3, 7.75%, 5/15/18	333	327,596
Medpace, Inc., Term Loan, 6.50% — 7.25%, 6/16/17	968	963,599
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19	478	484,167

		7,871,710
Health Care Technology — 1.0%
IMS Health, Inc., Tranche B Term Loan, 3.75%, 8/25/17	1,385	1,388,003
Kinetic Concepts, Inc., Term Loan C1, 5.50% — 6.50%, 5/04/18	693	701,552
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19	270	271,574

		2,361,129
Hotels, Restaurants & Leisure — 3.6%
Alpha D2 Ltd., Term Loan B, 6.00%, 4/30/19	621	628,276
Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.20%, 1/28/15	894	891,262
Golden Living, Term Loan, 5.00%, 5/04/18	545	522,530
MGM Resorts International, Term Loan B, 4.25%, 12/20/19	735	743,452
OSI Restaurant Partners LLC, Term Loan B, 4.75%, 10/24/19	546	552,765
Sabre, Inc., Term Loan B, 5.25%, 2/19/19	305	304,783
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17	866	869,722
Six Flags Theme Parks, Inc., Term Loan B, 4.00% — 5.25%, 12/20/18	206	208,871
Station Casinos, Inc.:
2011 Term Loan B2, 6.25%, 6/17/16	875	867,711
Term Loan B, 5.50%, 9/27/19	758	762,520
Term Loan B, 5.00%, 2/13/20	1,585	1,598,208
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19	1,007	1,015,908

		8,966,008
Household Products — 0.4%
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19	900	910,872
Independent Power Producers & Energy Traders — 0.5%
The AES Corp., Term Loan, 4.25%, 6/01/18	730	732,540
Calpine Corp., Term Loan B1, 4.50%, 4/02/18	403	405,323

		1,137,863
Industrial Conglomerates — 0.6%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	1,412	1,428,062

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	63

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Insurance — 0.9%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	USD 400	$403,000
Asurion LLC, Term Loan B1, 5.50%, 5/24/19	575	576,679
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16	371	373,279
Term Loan B-2, 5.00%, 9/20/18	508	512,486
Cunningham Lindsey Group, Inc., Term Loan B, 5.00%, 12/10/19	345	349,312

		2,214,756
Internet Software & Services — 0.2%
Web.com Group, Inc., Term Loan B, 5.50%, 10/27/17	592	597,107
IT Services — 3.6%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19	205	206,230
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17	951	961,746
First Data Corp.:
2018 Add-on Term Loan, 5.20%, 9/24/18	835	834,624
Extended 2018 Term Loan B, 4.20%, 3/23/18	3,949	3,898,811
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19	519	523,887
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18	373	338,416
iPayment, Inc., Term Loan B, 5.75%, 5/08/17	151	151,850
SunGard Data Systems, Inc., Term Loan D, 4.50%, 1/31/20	555	559,163
TransUnion LLC, Term Loan B, 5.50%, 2/12/18	1,453	1,461,486

		8,936,213
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	267	267,046
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19	283	282,658

		549,704
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	264	267,311
Machinery — 2.3%
Alliance Laundry Systems LLC, First Lien Term Loan, 5.50%, 12/07/18	220	220,893
Dematic S.A., Term Loan, 5.25%, 12/27/19	540	543,543
Intelligrated, Inc., First Lien Term Loan, 4.50% — 6.75%, 7/30/18	399	399,000
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	541	543,903
Silver II US Holdings LLC, Term Loan, 4.75%, 12/05/19	1,850	1,850,000
Terex Corp., Term Loan B, 4.50%, 4/28/17	1,122	1,132,414
Wabash National Corp., Term Loan B, 6.00%, 5/02/19	1,017	1,024,098

		5,713,851
Media — 8.9%
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18	721	728,394
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14	192	149,941
Tranche 1 Incremental, 7.50%, 7/03/14	661	525,370
Charter Communications Operating LLC:
Extended Term Loan C, 3.46%, 9/06/16	1,086	1,089,316
Term Loan D, 4.00%, 5/15/19	631	635,494
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18	1,143	1,153,370
Floating Rate Loan Interests (b)	Par (000)	Value

Media (concluded)
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	USD 368	$372,108
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17	658	665,921
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	970	977,547
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19	872	880,745
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18	804	807,945
Hubbard Broadcasting, Term Loan B, 4.50%, 4/28/17	484	487,717
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18	5,332	5,382,454
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18	891	892,265
Kabel Deutschland GmbH, Term Loan F, 3.50%, 2/01/19	1,200	1,201,932
NEP Supershooters LP:
First Lien Term Loan, 5.25%, 1/18/20	315	315,885
Second Lien Term Loan, 9.50%, 8/18/20	225	230,625
Term Loan, 4.75%, 1/18/20	315	315,788
Nielsen Finance LLC, Class C Term Loan, 3.45%, 5/02/16	222	222,083
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16	1,102	1,105,867
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17	1,114	1,114,547
UPC Financing Partnership, Term Loan T, 3.70%, 12/30/16	425	425,938
Virgin Media Investment Holdings, Term Loan B, 3.50%, 2/17/20	980	974,149
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18	263	265,460
Weather Channel, Term Loan B, 4.25%, 2/13/17	629	633,828
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18	343	347,308

		21,901,997
Metals & Mining — 3.0%
Ameriforge Group, Inc., First Lien Term Loan, 5.00%, 12/19/19	355	358,330
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	483	492,226
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17	1,756	1,776,632
Metals USA, Inc., Term Loan, 6.25%, 11/15/19	430	430,538
Novelis, Inc.:
Incremental Term Loan B-2, 4.00%, 3/10/17	886	886,712
Term Loan, 4.00%, 3/10/17	1,095	1,095,762
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18	258	258,484
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18	1,378	1,380,038
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17	608	627,109

		7,305,831
Multiline Retail — 1.0%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19	692	696,736
Apex Tool Group LLC, Term Loan B, 4.50%, 1/28/20	460	464,517
BJ’s Wholesale Club, Inc.:
First Lien Term Loan, 5.75%, 9/13/19	389	389,270
Second Lien Term Loan, 9.75%, 3/26/20	265	273,780

See Notes to Consolidated Financial Statements.

64	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Multiline Retail (concluded)
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	USD 615	$614,797

		2,439,100
Oil, Gas & Consumable Fuels — 2.3%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	1,230	1,255,498
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18	694	700,119
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	799	806,819
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19	845	846,411
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18	275	277,580
Tesoro Corp., Term Loan B, 2.55%, 1/30/16	515	519,506
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17	1,269	1,275,282

		5,681,215
Pharmaceuticals — 3.0%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	1,180	1,182,725
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19	1,746	1,743,443
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18	1,580	1,588,626
Quintiles Transnational Corp., Term Loan B, 4.50%, 6/08/18	683	688,816
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18	168	170,164
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 3.50%, 12/11/19	625	627,344
Series D, Tranche B, 3.50%, 2/13/19	656	658,409
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18	145	146,638
Term Loan B-1, 4.25%, 3/15/18	383	386,123
Term Loan B-2, 4.25%, 3/15/18	118	119,374

		7,311,662
Professional Services — 1.1%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19	603	608,768
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18	1,311	1,326,485
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19	189	190,672
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19	557	562,427

		2,688,352
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17	1,408	1,408,676
Real Estate Management & Development — 1.3%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	981	980,656
Extended Term Loan, 4.42%, 10/10/16	2,360	2,359,491

		3,340,147
Road & Rail — 0.2%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	437	437,792
Floating Rate Loan Interests (b)	Par (000)	Value

Semiconductors & Semiconductor Equipment — 1.0%
Freescale Semiconductor, Inc.:
Extended Term Loan B, 4.45%, 12/01/16	USD682	$682,426
Term Loan, 5.00%, 3/20/20	940	936,240
NXP BV:
Term Loan A-2, 5.50%, 3/03/17	503	512,818
Term Loan C, 4.75%, 1/11/20	365	370,588

		2,502,072
Software — 1.8%
Blackboard, Inc., Term Loan B, 6.25%, 10/04/18	147	148,602
GCA Services Group, Inc., Term Loan B, 5.25%, 11/01/19	415	415,000
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	1,910	1,931,102
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/18	455	461,543
Sophia LP, Term Loan B, 6.25%, 7/19/18	630	634,602
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19	762	769,062
Term Loan B-2, 5.00%, 6/07/19	79	79,558

		4,439,469
Specialty Retail — 4.1%
Academy Ltd., Term Loan, 4.75%, 8/03/18	1,090	1,102,367
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19	580	583,120
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17	330	333,066
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	865	873,866
Equinox Fitness Clubs, First Lien Term Loan, 5.50%, 11/16/19	425	429,250
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18	67	63,889
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17	423	427,104
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18	385	385,322
Leslie’s Poolmart, Inc., Term Loan B, 2.00% — 5.25%, 10/16/19	692	699,712
Michaels Stores, Inc., Term Loan, 4.81%, 1/31/20	975	977,165
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19	1,375	1,373,969
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17	1,500	1,511,401
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18	579	569,872
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18	160	152,250
Term Loan B3, 5.25%, 5/25/18	124	117,239
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19	451	453,415

		10,053,007
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	869	877,423
PVH Corp., Term Loan B, 3.25%, 12/19/19	565	569,531
Wolverine Worldwide, Inc., Term Loan B, 4.00%, 7/31/19	457	460,760

		1,907,714
Thrifts & Mortgage Finance — 0.3%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19	425	426,063

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	65

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Thrifts & Mortgage Finance (concluded)
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18	USD 355		$359,288

			785,351
Trading Companies & Distributors — 0.2%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19	480		484,403
Wireless Telecommunication Services — 1.7%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19	435		436,362
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18	563		563,477
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (f)	3,046		3,106,614

			4,106,453
Total Floating Rate Loan Interests — 78.1%			193,047,848

Other Interests (i)	Beneficial Interest (000)		Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (d)	320		—
Diversified Financial Services — 0.3%
J.G.Wentworth LLC Preferred Equity Interests (d)	—	(j)	645,641
Media — 0.0%
Adelphia Preferred Escrow (d)	3		—
Adelphia Recovery Trust, Series ACC-6B INT (d)	250		7,500

			7,500
Total Other Interests — 0.3%			653,141
Trust Preferreds	Shares		Value

Diversified Financial Services — 0.6%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	52,000		$1,375,385
Warrants (k)
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (Expires 3/31/15)	172,462		11,124
Media — 0.1%
Charter Communications, Inc. (issued/exercisable 11/30/09, 1 share for 1 warrant, Expires 11/30/14, Strike Price $51.28)	6,862		260,756
Software — 0.0%
HMH Holdings/EduMedia (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 6/22/19, Strike Price $42.27)	982		—
Total Warrants — 0.1%			271,880
Total Long-Term Investments (Cost — $355,323,860) — 145.1%			358,463,781

Short-Term Securities	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.01% (l)	USD 5,966		5,965,660
	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (l)(m)	2,447,698		2,447,698
Total Short-Term Securities (Cost — $8,413,358) — 3.4%			8,413,358
Total Investments (Cost—$363,737,218) — 148.5%			366,877,139
Liabilities in Excess of Other Assets — (48.5)%			(119,753,265)

Net Assets — 100.0%			$247,123,874

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	$478,800	$(1,200)
Deutsche Bank AG	$238,750	—
Goldman Sachs Group, Inc.	$372,300	$4,906
Sterne Agee & Leach	$91,800	$1,210
Suntrust Robinson	$93,840	$1,237

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

See Notes to Consolidated Financial Statements.

66	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(l)	Represents the current yield as of report date.

(m)	Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,447,698	2,447,698	$2,060

•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	456,117	CAD	450,000	Deutsche Bank AG	4/17/13	$20,204

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation
Caesars Entertainment Operating Co.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD 169	$(1,286)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	67

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$238,750	$10,426,035	$10,664,785
Common Stocks	$2,076,644	1,026,195	93,315	3,196,154
Corporate Bonds	—	145,338,523	3,916,065	149,254,588
Floating Rate Loan Interests	—	176,050,893	16,996,955	193,047,848
Other Interests	7,500	—	645,641	653,141
Trust Preferreds	1,375,385	—	—	1,375,385
Warrants	260,756	—	11,124	271,880
Short-Term Securities	8,413,358	—	—	8,413,358
Unfunded Loan Commitments	—	124	—	124

Total	$12,133,643	$322,654,485	$32,089,135	$366,877,263

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$20,204	—	$20,204
Liabilities:
Credit contracts	—	(1,286)	—	(1,286)

Total	—	$18,918	—	$18,918

[1]   Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$28,923	—	—	$28,923
Foreign currency at value	153,780	—	—	153,780
Liabilities:
Loan payable	—	$(98,000,000)	—	(98,000,000)

Total	$182,703	$(98,000,000)	—	$(97,817,297)

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2013.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

68	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of February 29, 2012 .	$3,022,303	$355,574	$4,310,541	$12,348,294	$989,983	—	$21,026,695
Transfers into Level 3[1]	—	—	—	586,295	—	—	586,295
Transfers out of Level 3[1]	—	(271,121)	—	(700,869)	—	—	(971,990)
Accrued discounts/premiums	49,362	—	148,734	23,089	—	—	221,185
Net realized gain (loss)	56,614	(749,636)	349,763	(535,894)	—	—	(879,153)
Net change in unrealized appreciation/depreciation[2]	671,105	758,508	495,747	769,658	267,658	$11,124	2,973,800
Purchases	9,347,441	—	450,000	7,889,002	12,000	—	17,698,443
Sales	(2,720,790)	(10)	(1,838,720)	(3,382,620)	(624,000)	—	(8,566,140)

Closing Balance, as of February 28, 2013	$10,426,035	$93,315	$3,916,065	$16,996,955	$645,641	$11,124	$32,089,135

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on securities still held as of February 28, 2013 was $2,044,932.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $25,059,037.

	Value	Valuation Techniques	Unobservable Inputs[3]	Range of Unobservable Inputs
Assets:
Common Stocks	$93,315	Market Comparable Companies	EBITDA Multiple	5.25x

Corporate Bonds	3,195,345	Market Comparable Companies	EBITDA Multiple	5.25x
	450,000	Cost[4]	N/A	—

Floating Rate Loan Interests	1,210,442	Discounted Cash Flow	Yield	9.50%
	569,872	Market Comparable Yield Analysis	Yield	8.375%
	1,500,000	Cost[4]	N/A	—

Warrants	11,124	Market Comparable Companies	EBITDA Multiple	5.25x
Total	$7,030,098

[3]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase

[4]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	69

Consolidated Statements of Assets and Liabilities

February 28, 2013	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets
Investments at value — unaffiliated[1]	$374,067,363	$418,085,615	$706,578,692	$364,429,441
Investments at value — affiliated[2]	—	2,103,451	157,333	2,447,698
Cash	3,687,665	1,722,765	126,483	28,923
Cash pledged as collateral for swaps	600,000	100,000	—	—
Cash pledged as collateral for financial futures contracts	231,000	252,000	—	—
Investments sold receivable	3,459,084	3,790,136	9,539,158	4,779,054
Interest receivable	5,111,303	5,667,410	6,435,324	3,179,532
Unrealized appreciation on foreign currency exchange contracts	949,539	1,022,011	928,123	20,204
Unrealized appreciation on swaps	846,110	884,135	273,098	—
Foreign currency at value[3]	9,196	1,908	262,834	153,780
Swaps receivable	149,019	166,960	93,470	1,664
Swap premiums paid	74,335	77,811	—	—
Variation margin receivable	5,750	6,250	—	—
Dividends receivable	3,952	2,844	—	—
Income tax refund receivable	—	—	111,194	—
Unrealized appreciation on unfunded loan commitments	—	—	237	124
Prepaid expenses	3,980	9,235	2,021	7,801
Other assets	—	—	232,711	—

Total assets	389,198,296	433,892,531	724,740,678	375,048,221

Liabilities
Loan payable	98,000,000	117,000,000	190,000,000	98,000,000
Investments purchased payable	17,260,707	18,605,546	57,708,218	29,465,040
Swap premiums received	1,156,106	1,205,057	1,170,411	53,336
Cash received as collateral for swaps	600,000	500,000	—	—
Investment advisory fees payable	139,546	186,873	306,298	131,765
Interest expense payable	112,885	82,166	137,457	71,915
Officer’s and Directors’ fees payable	—	—	137,938	—
Options written at value[4]	50,555	54,924	—	—
Unrealized depreciation on swaps	35,338	38,089	2,474	1,286
Unrealized depreciation on foreign currency exchange contracts	5,376	—	—	—
Swaps payable	2,337	2,515	—	—
Deferred capital gains tax payable	—	—	53,428	—
Other accrued expenses payable	218,457	209,651	271,449	201,005

Total liabilities	117,581,307	137,884,821	249,787,673	127,924,347

Net Assets	$271,616,989	$296,007,710	$474,953,005	$247,123,874

Net Assets Consist of
Paid-in capital[5]	$306,446,046	$326,291,482	$760,311,619	$350,162,299
Undistributed net investment income	4,102,652	1,542,971	1,014,349	3,093,281
Accumulated net realized loss	(50,360,724)	(45,804,963)	(263,080,232)	(109,287,601)
Net unrealized appreciation/depreciation	11,429,015	13,978,220	(23,292,731)	3,155,895

Net Assets	$271,616,989	$296,007,710	$474,953,005	$247,123,874

Net asset value per share	$7.76	$7.88	$4.38	$4.35

[1] Investments at cost — unaffiliated	$364,373,360	$405,955,194	$731,237,306	$361,289,520
[2] Investments at cost — affiliated	—	$2,103,451	$157,333	$2,447,698
[3] Foreign currency at cost	$9,375	$1,963	$268,954	$156,842
[4] Premiums received	$98,415	$106,920	—	—
[5] Shares outstanding, 200 million shares authorized, par value $0.10 per share	35,004,366	37,542,561	108,362,126	56,852,901

See Notes to Consolidated Financial Statements.

70	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Statements of Operations

Year Ended February 28, 2013	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income
Interest	$24,385,970	$27,253,914	$42,239,880	$21,206,244
Dividends — unaffiliated	773,530	875,132	11,106	16,226
Dividends — affiliated	2,410	1,034	3,303	2,060

Total income	25,161,910	28,130,080	42,254,289	21,224,530

Expenses
Investment advisory	1,750,891	2,349,156	3,790,193	1,619,965
Borrowing costs[1]	166,158	181,307	294,645	153,731
Professional	163,945	135,378	229,780	206,681
Accounting services	91,205	96,867	111,417	70,067
Transfer agent	63,326	51,706	106,764	64,749
Custodian	23,763	71,743	51,019	30,980
Officer and Directors	22,654	23,041	55,651	21,520
Registration	22,543	23,718	37,261	35,860
Printing	11,234	13,014	6,946	11,156
Miscellaneous	50,807	43,892	60,688	30,632

Total expenses excluding interest expense and income tax	2,366,526	2,989,822	4,744,364	2,245,341
Interest expense	861,136	1,027,549	1,671,333	798,937
Income tax	4,230	4,230	578	—

Total expenses	3,231,892	4,021,601	6,416,275	3,044,278
Less fees waived by Manager	(1,331)	(518)	(1,545)	(1,009)

Total expenses after fees waived	3,230,561	4,021,083	6,414,730	3,043,269

Net investment income	21,931,349	24,108,997	35,839,559	18,181,261

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,645,703	11,944,307	(3,429,257)	3,317,242
Capital gain distributions received from affiliated investment companies	—	—	109	—
Financial futures contracts	(785,888)	(831,838)	—	—
Foreign currency transactions	(907,460)	(908,659)	(961,307)	(21,443)
Options written	220,356	228,748	—	—
Swaps	976,481	1,005,453	(302,636)	(298,156)

	10,149,192	11,438,011	(4,693,091)	2,997,643

Net change in unrealized appreciation/depreciation on:
Investments	3,164,868	4,840,563	30,537,466 [2]	8,063,327
Financial futures contracts	198,467	195,269	—	—
Foreign currency translations	1,833,233	1,940,573	1,653,055	30,001
Options written	(13,450)	(13,054)	—	—
Swaps	445,683	476,087	270,624	(1,286)
Unfunded loan commitments	—	—	237	124

	5,628,801	7,439,438	32,461,382	8,092,166

Total realized and unrealized gain	15,777,993	18,877,449	27,768,291	11,089,809

Net Increase in Net Assets Resulting from Operations	$37,709,342	$42,986,446	$63,607,850	$29,271,070

[1] See Note 6 of the Notes to Consolidated Financial Statements for details of short-term borrowings. [2] Net of capital gains tax of $53,428.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	71

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)
Increase (Decrease) in Net Assets:	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012

Operations
Net investment income	$21,931,349	$21,422,864	$24,108,997	$23,646,017
Net realized gain	10,149,192	3,093,487	11,438,011	4,144,308
Net change in unrealized appreciation/depreciation	5,628,801	(7,679,396)	7,439,438	(9,736,485)

Net increase in net assets resulting from operations	37,709,342	16,836,955	42,986,446	18,053,840

Dividends to Shareholders From[1]
Net investment income	(21,373,512)	(21,290,884)	(25,164,743)	(23,502,064)

Capital Share Transactions
Reinvestment of dividends	1,105,397	720,465	999,385	376,319

Net Assets
Total increase (decrease) in net assets	17,441,227	(3,733,464)	18,821,088	(5,071,905)
Beginning of year	254,175,762	257,909,226	277,186,622	282,258,527

End of year	$271,616,989	$254,175,762	$296,007,710	$277,186,622

Undistributed net investment income	$4,102,652	$4,318,831	$1,542,971	$3,694,286

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Senior High Income Fund, Inc. (ARK)
Increase (Decrease) in Net Assets:	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012

Operations
Net investment income	$35,839,559	$35,138,874 [2]	$18,181,261	$18,161,312 [2]
Net realized gain (loss)	(4,693,091)	(7,422,995)[2]	2,997,643	(4,758,612)[2]
Net change in unrealized appreciation/depreciation	32,461,382	(9,002,630)[2]	8,092,166	1,670,108

Net increase in net assets resulting from operations	63,607,850	18,713,249	29,271,070	15,072,808

Dividends to Shareholders From[1]
Net investment income	(36,132,115)	(34,943,170)	(18,272,730)	(18,750,192)

Capital Share Transactions
Reinvestment of dividends	1,653,035	806,965	809,036	233,462

Net Assets
Total increase (decrease) in net assets	29,128,770	(15,422,956)	11,807,376	(3,443,922)
Beginning of year	445,824,235	461,247,191	235,316,498	238,760,420

End of year	$474,953,005	$445,824,235	$247,123,874	$235,316,498

Undistributed net investment income	$1,014,349	$3,782,626 [2]	$3,093,281	$2,841,426 [2]

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Restated to reclassify income tax expenses to net investment income from realized and unrealized gain (loss).

See Notes to Consolidated Financial Statements.

72	ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Statements of Cash Flows

Year Ended February 28, 2013	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$37,709,342	$42,986,446	$63,607,850	$29,271,070
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(375,308)	(117,967)	(608,226)	(239,059)
Increase in swaps receivable	(47,925)	(64,660)	(93,470)	(1,664)
Decrease in income receivable — affiliated	—	11	696	188
Decrease in dividends receivable — unaffiliated	5,785	18,055	56,056	—
Increase in income tax refund receivable	—	—	(111,194)	—
Decrease in cash pledged as collateral for financial futures contracts	331,000	324,000	—	—
Increase in cash pledged as collateral in connection with swaps	(100,000)	—	—	—
Decrease in prepaid expenses	22,367	15,559	21,322	21,203
Decrease in other assets	48,396	6,507	279,373	—
Decrease in variation margin receivable	35,200	35,750	—	—
Increase in investment advisory fees payable	15,937	18,385	42,844	15,507
Increase in cash received as collateral for swaps	600,000	500,000	—	—
Increase (decrease) in interest expense payable	54,453	(43,930)	(68,706)	(28,336)
Increase (decrease) in other accrued expenses payable	(27,193)	32,225	(54,957)	66,834
Decrease in deferred income	—	(79,400)	(123,185)	(65,666)
Decrease in swaps payable	(8,214)	(9,035)	—	—
Increase (decrease) in Officer’s and Directors’ fees payable	(706)	(2,675)	25,447	(198)
Increase in deferred foreign capital gains tax payable	—	—	53,428	—
Net periodic and termination payment of swaps	2,101,654	2,213,819	867,775	(244,820)
Net realized and unrealized gain/loss on investments and swaps	(16,962,040)	(19,893,127)	(28,672,361)	(10,846,234)
Amortization of premium and accretion of discount on investments and swaps	(98,494)	(228,773)	(2,306,716)	(679,295)
Premiums received from options written	330,911	346,174	—	—
Premiums paid on closing options written	(89,037)	(92,086)	—	—
Proceeds from sales of long-term investments	263,167,385	296,350,802	471,009,524	225,558,088
Purchases of long-term investments	(296,268,982)	(325,370,487)	(512,919,347)	(250,823,151)
Net proceeds from sales (purchases) of short-term securities	2,264,805	(2,103,451)	(1,268,569)	(3,292,335)

Cash used for operating activities	(7,290,664)	(5,157,858)	(10,262,416)	(11,287,868)

Cash Provided by Financing Activities
Cash receipts from borrowings	159,000,000	145,000,000	272,000,000	152,000,000
Cash payments on borrowings	(128,000,000)	(114,000,000)	(227,000,000)	(123,000,000)
Cash dividends paid to shareholders	(20,268,115)	(24,165,358)	(34,479,080)	(17,541,951)
Decrease in bank overdraft	—	(193,858)	—	—

Cash provided by financing activities	10,731,885	6,640,784	10,520,920	11,458,049

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(3,063)	(2,096)	(6,961)	(3,106)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	3,438,158	1,480,830	251,543	167,075
Cash and foreign currency at beginning of period	258,703	243,842	137,774	15,628

Cash and foreign currency at end of period	$3,696,861	$1,724,672	$389,317	$182,703

Cash Flow Information
Cash paid during the period for interest	$806,683	$1,071,479	$1,740,039	$827,273

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$1,105,397	$999,385	$1,653,035	$809,036

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	73

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Year Ended February 28, 2013[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009		Year Ended May 31, 2008
				2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.29		$7.42	$6.64	$4.19	$7.74		$9.07

Net investment income[2]	0.63		0.62	0.65	0.65	0.50		0.75
Net realized and unrealized gain (loss)	0.45		(0.14)	0.74	2.53	(3.50)		(1.32)

Net increase (decrease) from investment operations	1.08		0.48	1.39	3.18	(3.00)		(0.57)

Dividends from net investment income[3]	(0.61)		(0.61)	(0.61)	(0.73)	(0.55)		(0.76)

Net asset value, end of period	$7.76		$7.29	$7.42	$6.64	$4.19		$7.74

Market price, end of period	$8.04		$7.76	$7.03	$6.88	$3.91		$7.28

Total Investment Return[4]
Based on net asset value	15.53%		7.15%	22.11%	79.91%	(38.98)%	[5]	(5.49)%

Based on market price	12.44%		20.39%	11.66%	99.76%	(39.46)%	[5]	(4.81)%

Ratios to Average Net Assets
Total expenses	1.25%		1.15%	1.18%	1.18%	2.29%	[6]	2.33%

Total expenses after fees waived and paid indirectly	1.25%		1.15%	1.18%	1.18%	2.29%	[6]	2.33%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.92%	[7]	0.90%	0.89%	0.92%	1.17%	[6]	0.83%

Net investment income	8.48%		8.67%	9.28%	11.36%	11.45%	[6]	9.15%

Supplemental Data
Net assets, end of period (000)	$271,617		$254,176	$257,909	$230,593	$144,800		$267,698

Borrowings outstanding, end of period (000)	$98,000		$67,000	$63,000	$72,000	$38,700		$64,700

Average borrowings outstanding, during the period (000)	$91,655		$63,281	$55,304	$42,184	$59,553		$81,598

Portfolio turnover	74%		71%	83%	85%	37%		38%

Asset coverage, end of period per $1,000	$3,772		$4,794	$5,094	$4,203	$4,742		$5,138

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.86%.

See Notes to Consolidated Financial Statements.

74	ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Year Ended February 28, 2013[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009		Year Ended May 31, 2008
				2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.41		$7.56	$6.69	$4.05	$7.62		$8.99

Net investment income[2]	0.64		0.63	0.65	0.64	0.50		0.73
Net realized and unrealized gain (loss)	0.50		(0.15)	0.83	2.68	(3.51)		(1.33)

Net increase (decrease) from investment operations	1.14		0.48	1.48	3.32	(3.01)		(0.60)

Dividends from net investment income[3]	(0.67)		(0.63)	(0.61)	(0.68)	(0.56)		(0.77)

Net asset value, end of period	$7.88		$7.41	$7.56	$6.69	$4.05		$7.62

Market price, end of period	$7.89		$7.75	$7.14	$6.67	$3.57		$7.03

Total Investment Return[4]
Based on net asset value	16.16%		7.11%	23.50%	86.65%	(39.69)%	[5]	(5.69)%

Based on market price	11.20%		18.62%	16.99%	111.12%	(42.38)%	[5]	(8.30)%

Ratios to Average Net Assets
Total expenses	1.42%		1.38%	1.37%	1.34%	2.45%	[6]	2.47%

Total expenses after fees waived and paid indirectly	1.42%		1.38%	1.37%	1.33%	2.45%	[6]	2.47%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.06%	[7]	1.08%	1.03%	1.04%	1.29%	[6]	0.96%

Net investment income	8.54%		8.76%	9.15%	11.35%	11.80%	[6]	9.01%

Supplemental Data
Net assets, end of period (000)	$296,008		$277,187	$282,259	$249,721	$151,261		$284,361

Borrowings outstanding, end of period (000)	$117,000		$86,000	$91,000	$76,000	$44,200		$71,700

Average borrowings outstanding, during the period (000)	$109,436		$83,997	$69,937	$49,196	$65,500		$88,466

Portfolio turnover	74%		70%	89%	89%	37%		38%

Asset coverage, end of period per $1,000	$3,530		$4,223	$4,102	$4,286	$4,422		$4,966

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.00%.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	75

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]		Year Ended February 28,
				2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$4.13	$4.28		$3.89	$2.35	$5.57

Net investment income[2]	0.33	0.33		0.33	0.39	0.52
Net realized and unrealized gain (loss)	0.25	(0.16)		0.40	1.55	(3.12)

Net increase (decrease) from investment operations	0.58	0.17		0.73	1.94	(2.60)

Dividends and distributions from:[3]
Net investment income	(0.33)	(0.32)		(0.33)	(0.39)	(0.62)
Tax return of capital	—	—		(0.01)	(0.01)	—

Total dividends and distributions	(0.33)	(0.32)		(0.34)	(0.40)	(0.62)

Net asset value, end of year	$4.38	$4.13		$4.28	$3.89	$2.35

Market price, end of year	$4.46	$4.13		$4.05	$3.91	$2.07

Total Investment Return[4]
Based on net asset value	14.78%	4.53%		19.92%	87.82%	(50.19)%

Based on market price	16.87%	10.47%		12.90%	114.32%	(54.99)%

Ratios to Average Net Assets
Total expenses	1.41%	1.44%	[5]	1.27%	1.23%	2.42%

Total expenses after fees waived and paid indirectly	1.41%	1.44%	[5]	1.27%	1.23%	2.42%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.04% [6]	1.06%	[6]	1.02%	1.02%	1.20%

Net investment income	7.89%	7.99%	[5]	8.22%	12.16%	11.79%

Supplemental Data
Net assets, end of year (000)	$474,953	$445,824		$461,247	$419,222	$252,080

Borrowings outstanding, end of year (000)	$190,000	$145,000		$117,000	$67,000	$90,000

Average borrowings outstanding, during the year (000)	$177,975	$142,596		$89,362	$58,574	$163,286

Portfolio turnover	72%	59%		81%	86%	44%

Asset coverage, end of year per $1,000	$3,500	$4,075		$4,942	$7,257	$3,801

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Restated to include income taxes for the consolidated entity.

[6]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

76	ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]		Year Ended February 28,
				2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$4.15	$4.22		$3.91	$2.54	$5.04

Net investment income[2]	0.32	0.32		0.32	0.36	0.41
Net realized and unrealized gain (loss)	0.20	(0.06)		0.32	1.31	(2.43)

Net increase (decrease) from investment operations	0.52	0.26		0.64	1.67	(2.02)

Dividends and distributions from:[3]
Net investment income	(0.32)	(0.33)		(0.33)	(0.30)	(0.43)
Tax return of capital	—	—		—	—	(0.05)

Total dividends and distributions	(0.32)	(0.33)		(0.33)	(0.30)	(0.48)

Net asset value, end of year	$4.35	$4.15		$4.22	$3.91	$2.54

Market price, end of year	$4.34	$4.06		$4.18	$3.94	$2.21

Total Investment Return[4]
Based on net asset value	13.08%	6.86%		17.13%	68.90%	(42.15)%

Based on market price	15.32%	5.54%		15.13%	95.61%	(48.33)%

Ratios to Average Net Assets
Total expenses	1.27%	1.25%	[5]	1.13%	1.13%	2.24%

Total expenses after fees waived	1.27%	1.25%	[5]	1.13%	1.13%	2.24%

Total expenses after fees waived and excluding interest expense and income tax	0.94% [6]	0.94%	[6]	0.90%	0.93%	1.05%

Net investment income	7.60%	7.80%	[5]	7.83%	10.70%	9.96%

Supplemental Data
Net assets, end of year (000)	$247,124	$235,316		$238,760	$221,173	$143,643

Borrowings outstanding, end of year (000)	$98,000	$69,000		$50,000	$43,000	$47,000

Average borrowings outstanding, during the year (000)	85,071	$66,806		$41,405	$29,978	$79,422

Portfolio turnover	68%	60%		83%	80%	49%

Asset coverage, end of year per $1,000	$3,522	$4,410		$5,775	$6,144	$4,056

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Restated to include income taxes for the consolidated entity.

[6]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.87% and 0.83%, respectively.

See Notes to Consolidated Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2013	77

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”) and BlackRock Debt Strategies Fund, Inc. (“DSU”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. COY, CYE, DSU and ARK are referred to collectively as the “Funds” or individually as a “Fund”. The Funds are organized as Maryland corporations. The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and DSU Subsidiary, LLC and ARK Subsidiary, LLC (the “US Subsidiaries”), all of which are wholly owned taxable subsidiaries of each respective Fund (“Taxable Subsidiaries”). The US Subsidiaries enable the Funds to hold investments in operating companies and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiaries hold shares of private Canadian companies. These shares are held in the Luxembourg Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations. A tax provision for income from realized and unrealized gains, if any, is included as a reduction of realized and unrealized gain (loss) in the Consolidated Statements of Operations. Each Fund may invest up to 25% of its total assets in the US Subsidiary. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

78	ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

ANNUAL REPORT	FEBRUARY 28, 2013	79

Notes to Consolidated Financial Statements (continued)

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written or swaps), or certain borrowings (e.g., loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and

80	ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

to distribute substantially all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds US federal tax returns remains open for each of the four years ended February 28, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ consolidated financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Fund fails to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the

ANNUAL REPORT	FEBRUARY 28, 2013	81

Notes to Consolidated Financial Statements (continued)

settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Funds are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agree-

82	ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

ments in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of February 28, 2013
	Asset Derivatives
		COY	CYE	DSU	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$949,539	$1,022,011	$928,123	$20,204
Credit contracts	Unrealized appreciation on swaps; swap premiums paid	920,445	961,946	273,098	—
Equity contracts	Investments at value-unaffiliated[1]	1,960	2,140	—	—
Total		$1,871,944	$1,986,097	$1,201,221	$20,204

	Liability Derivatives
		COY	CYE	DSU	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(5,376)	—	—	—
Credit contracts	Unrealized depreciation on swaps; swap premiums received	(1,191,444)	$(1,243,146)	$(1,172,885)	$(54,622)
Equity contracts.	Net unrealized appreciation/depreciation[2]; Options written at value	(110,025)	(118,483)	—	—
Total		$(1,306,845)	$(1,361,629)	$(1,172,885)	$(54,622)

[1]	Includes options purchased at value as reported in the Consolidated Schedules of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

ANNUAL REPORT	FEBRUARY 28, 2013	83

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Year Ended February 28, 2013
	Net Realized Gain (Loss) From
	COY	CYE	DSU	ARK
Interest rate contracts:
Options[1]	$15,600	$17,025	—	—
Foreign currency exchange contracts:
Foreign currency transactions	(956,437)	(896,788)	$(908,737)	$(27,092)
Credit contracts:
Swaps	976,481	1,005,453	(302,636)	(298,156)
Equity contracts:
Financial futures contracts	(785,888)	(831,838)	—
Options[1]	(85,225)	(117,671)	—
Total	$(835,469)	$(823,819)	$(1,211,373)	$(325,248)

	Net Change in Unrealized Appreciation/Depreciation on
	COY	CYE	DSU	ARK
Foreign currency exchange contracts:
Foreign currency translations	$1,850,606	$1,953,019	$1,678,148	$33,113
Credit contracts:
Swaps	445,683	476,087	270,624	(1,286)
Equity contracts:
Financial futures contracts	198,467	195,269	—	—
Options[1]	202,288	216,531	—	—
Total	$2,697,044	$2,840,906	$1,948,772	$31,827

[1] Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended February 28, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	ARK
Financial futures contracts:
Average number of contracts sold	75	80	—	—
Average notional value of contracts purchased	—	—	—	—
Average notional value of contracts sold	$5,231,278	$5,549,471	—	—
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	12	12	10	1
Average number of contracts-US dollars sold	3	4	3	1
Average US dollar amounts purchased	$30,405,883	$31,187,252	$29,041,340	$496,106
Average US dollar amounts sold	$1,188,869	$1,467,047	$1,838,468	$117,742
Options:
Average number of option contracts purchased	227	245	—	—
Average number of option contracts written	185	199	—	—
Average notional value of option contracts purchased	$2,629,529	$2,828,664	—	—
Average notional value of option contracts written	$2,257,000	$2,424,750	—	—
Average number of swaption contracts written	1	1	—	—
Average notional value of swaption contracts written	$2,285,000	$2,483,750	—	—
Credit default swaps:
Average number of contracts-buy protection	7	7	—	—
Average number of contracts-sell protection	19	17	4	1
Average notional value-buy protection	$1,872,750	$2,030,250	—	—
Average notional value-sell protection	$10,052,806	$10,650,518	$4,246,114	$2,404,689

84	ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of, BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage, at the following annual rates:

COY	0.50%
CYE	0.60%
DSU	0.60%
ARK	0.50%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Consolidated Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended February 28 2013, were as follows:

	Purchases	Sales
COY	$294,490,098	$259,606,492
CYE	$323,394,677	$289,790,688
DSU	$541,107,169	$468,550,432
ARK	$264,457,713	$224,419,691

Transactions in options written for the year ended February 28, 2013 were as follows:

Calls
	COY		CYE
	Notional Amount (000)	Premiums Received	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	—	—	—	—
Options written	$4,050	$27,540	$4,400	$29,920
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	—	—	—	—

Outstanding options, end of year	$4,050	$27,540	$4,400	$29,920

	Puts
	COY			CYE
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	1,075	—	$76,897	1,140	—	$81,580
Options written	3,240	$5,090	303,371	3,295	$5,535	316,255
Options exercised	—	—	—	—	—	—
Options expired	—	(1,040)	(15,600)	—	(1,135)	(17,025)
Options closed	(4,315)	—	(293,793)	(4,435)	—	(303,810)

Outstanding options, end of year	—	$4,050	$70,875	—	$4,400	$77,000

ANNUAL REPORT	FEBRUARY 28, 2013	85

Notes to Consolidated Financial Statements (continued)

5. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 28, 2013 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	COY	CYE	DSU	ARK
Paid-in capital	—	$(51)	$(21,126,025)	—
Undistributed net investment income	$(774,016)	$(1,095,569)	$(2,475,721)	$343,324
Accumulated net realized loss	$774,016	$1,095,620	$23,601,746	$(343,324)

The tax character of distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012 was as follows:

		COY	CYE	DSU	ARK
Ordinary income	2/28/13	$21,373,512	$25,164,743	$36,132,115	$18,272,730
	2/29/12	21,290,884	23,502,064	34,943,170	18,750,192
Total	2/28/13	$21,373,512	$25,164,743	$36,132,115	$18,272,730
	2/29/12	$21,290,884	$23,502,064	$34,943,170	$18,750,192

As of February 28, 2013, the tax components of accumulated net losses were as follows:

	COY	CYE	DSU	ARK
Undistributed ordinary income	$6,244,497	$4,183,401	$3,582,827	$3,648,198
Capital loss carryforwards	(50,429,432)	(46,093,702)	(260,658,770)	(109,332,689)
Net unrealized gains (losses)[1]	9,355,878	11,626,529	(25,504,109)	2,646,066
Qualified late-year losses[2]	—	—	(2,778,562)	—

Total	$(34,829,057)	$(30,283,772)	$(285,358,614)	$(103,038,425)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies, the classification of settlement proceeds, the deferral of compensation to directors and investments in wholly owned subsidiaries.

[2]	The fund has elected to defer certain qualified late year losses and recognize such losses in the year ended February 28, 2014.

As of February 28, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,	COY	CYE	DSU	ARK
2014	—	—	$20,233,987	$4,906,362
2015	—	—	3,578,574	1,585,622
2017	$14,106,195	$12,258,925	56,690,782	27,675,242
2018	36,323,237	33,834,777	148,062,952	60,685,648
2019	—	—	16,301,990	9,564,345
No expiration date[3]	—	—	15,790,485	4,915,470

Total	$50,429,432	$46,093,702	$260,658,770	$109,332,689

[3]	Must be utilized prior to losses subject to expiration.

During the year ended February 28, 2013, the funds listed below utilized the following amounts of their respective capital loss carryover:

COY	$9,710,366
CYE	$10,417,038
DSU	—
ARK	$1,713,582

As of February 28, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	COY	CYE	DSU	ARK
Tax cost	$365,968,205	$409,558,458	$728,463,300	$361,978,170

Gross unrealized appreciation	$21,196,807	$23,886,415	$31,292,184	$14,208,466
Gross unrealized depreciation	(13,097,649)	(13,255,807)	(53,019,459)	(9,309,497)

Net unrealized appreciation (depreciation)	$8,099,158	$10,630,608	$(21,727,275)	$4,898,969

86	ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

6. Borrowings:

Effective March 3, 2011, the Funds were party to a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
ARK	$117,500,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, the SSB Agreement was renewed for an additional 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
ARK	$117,500,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

On March 1, 2013, the SSB Agreement was renewed and amended from a 364-day revolving line of credit to a 360-day rolling facility whereby SSB may elect to terminate its commitment upon 360-days written notice to the Funds at any time after February 24, 2014. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$132,000,000
CYE	$144,000,000
DSU	$231,000,000
ARK	$122,000,000

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Funds meet certain conditions. The fees associated with each of the agreements are included in the Consolidated Statements of Operations as borrowing costs. Advances to the Funds as of February 28, 2013 are shown in the Consolidated Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

For the year ended February 28, 2013, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

COY	0.94%
CYE	0.94%
DSU	0.94%
ARK	0.94%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. As of February 28, 2013, the Funds had no outstanding bridge loan commitments.

In connection with either of these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded on the Consolidated Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As for February 28, 2013, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation (Depreciation)
DSU	Leslie’s Poolmart, Inc.	$21,520	$21,757	$237
ARK	Leslie’s Poolmart, Inc.	$11,280	$11,404	$124

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist

ANNUAL REPORT	FEBRUARY 28, 2013	87

Notes to Consolidated Financial Statements (concluded)

principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years ended February 28, 2013 and February 29, 2012, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended February 28, 2013	Year Ended February 29, 2012
COY	148,225	102,019
CYE	132,113	53,550
DSU	394,680	195,440
ARK	191,128	55,454

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 28, 2013 to Common Shareholders of record on March 15, 2013 as follows:

Common Dividend Per Share
COY	$0.0510
CYE	$0.0525
DSU	$0.0270
ARK	$0.0250

Additionally, the Funds declared a net investment income dividend on April 1, 2013 payable to Common Shareholders of record on April 15, 2013 for the same amounts noted above.

88	ANNUAL REPORT	FEBRUARY 28, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock Corporate High Yield Fund, Inc.,

BlackRock Corporate High Yield Fund III, Inc.,

BlackRock Debt Strategies Fund, Inc., and

BlackRock Senior High Income Fund, Inc.:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc. and BlackRock Senior High Income Fund, Inc. (the “Funds”), as of February 28, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc. and BlackRock Senior High Income Fund, Inc. as of February 28, 2013, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

April 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended February 28, 2013.

	Interest-Related Dividends for Non-US Residents[1]
	COY	CYE	DSU	ARK
Month(s) Paid:
March 2012	48.44%	43.45%	98.27%	64.57%
April 2012	48.44%	81.84%	77.96%	64.57%
May 2012	81.86%	81.84%	77.96%	83.57%
June 2012 — January 2013	94.06%	81.84%	77.96%	92.56%
February 2013	32.73%	51.38%	76.45%	54.12%

	Qualified Dividend Income for Individuals		Dividends Qualifying for the Dividend Received Deduction for Corporations
	COY	CYE	COY	CYE
Month(s) Paid:
March 2012 — January 2013	5.25%	5.45%	5.25%	5.45%
February 2013	0.51%	0.74%	0.51%	0.74%
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	FEBRUARY 28, 2013	89

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in COY and CYE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in DSU and ARK that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

90	ANNUAL REPORT	FEBRUARY 28, 2013

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	93 RICs consisting of 89 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	93 RICs consisting of 89 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	93 RICs consisting of 89 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	93 RICs consisting of 89 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	93 RICs consisting of 89 Portfolios	The McClatchy Company (publishing); BellSouth (tele- communications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	93 RICs consisting of 89 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	93 RICs consisting of 89 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	93 RICs consisting of 89 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	FEBRUARY 28, 2013	91

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	93 RICs consisting of 89 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011 and 2012, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by additional one-year periods, which the Board believes would be in the best interest of shareholders.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 280 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 280 Portfolios	None

3  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

92	ANNUAL REPORT	FEBRUARY 28, 2013

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Custodians JPMorgan Chase Bank, N.A.[3] New York, NY 10017 State Street Bank and Trust Company[4] Boston, MA 02110 The Bank of New York Mellon[5] New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[3]	For COY.
[4]	For CYE.
[5]	For DSU and ARK.

ANNUAL REPORT	FEBRUARY 28, 2013	93

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

A Fund may also have investments in “underlying funds” not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITS that may invest in CFTC Derivatives). BlackRock Advisors, LLC has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock Advisors, LLC, the adviser of the Funds, has filed a claim with the CFTC to rely on this no-action relief.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of dividend distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

94	ANNUAL REPORT	FEBRUARY 28, 2013

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	FEBRUARY 28, 2013	95

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF1-4-2/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Debt Strategies Fund, Inc.	$67,338	$66,200	$0	$0	$25,100	$34,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$25,100	$34,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –

Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2013.

(a)(1) The Fund is managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Messrs. Hart, Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Hart, Keenan and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
Leland T. Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C. Adrian Marshall	Managing Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2) As of February 28, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland T. Hart	7	16	13	0	7	0
	$3.72 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0
James E. Keenan	19	20	27	0	7	4
	$16.07 Billion	$10.57 Billion	$6.7 Billion	$0	$1.52 Billion	$571.8 Million
C. Adrian Marshall	7	16	13	0	7	0
	$3.72 Billion	$3.74 Billion	$3.23 Billion	$0	$1.52 Billion	$0

(iv)     Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hart, Keenan and Marshall may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of February 28, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Leland T. Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

    Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have unvested long-term incentive awards.

    Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

    Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Hart, Keenan and Marshall are each eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of February 28, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	None
James Keenan	$10,001 - $50,000
Adrian Marshall	None

(b) Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto (a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 1, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 1, 2013